EXHIBIT 10.35

AMENDED AND RESTATED

AUTHORIZED SYMANTEC ELECTRONIC RESELLER

FOR SHOP SYMANTEC AGREEMENT

Certain confidential information contained in this document, marked by asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

     This nonexclusive Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Agreement”) is entered into as of the Amended Date between Symantec Corporation, a Delaware corporation maintaining its principal place of business at 20330 Stevens Creek Boulevard, Cupertino, California 95014, Symantec Limited, an Irish corporation maintaining its principal place of business at Ballycoolen Industrial Park, Blanchardstown, Co. Dublin 15, Ireland (collectively, “Symantec”), and Digital River, Inc., a Delaware corporation maintaining its principal place of business at 9625 West 76th Street, Eden Prairie, Minnesota 55344 (“Digital River”) (the parties collectively referred to herein as the “Parties” and individually as a “Party”) and supersedes and replaces the prior Authorized Symantec Electronic Reseller for Shop Symantec Agreement with an Effective Date of December 20, 2000. This Agreement shall be effective as of the original Effective Date (as defined in Section 32(a) hereof).

RECITALS

     A. Symantec designs, publishes, manufactures and distributes computer software products, including the Symantec Products, which products Symantec licenses to End Users (as defined in Section 1 hereof) under the terms of Symantec’s EULAs, as defined in Section 1, below.

     B. Digital River has developed or otherwise acquired rights in a system comprising of software and hardware used by Digital River to distribute software products to third parties by allowing such third parties to download the software products through the Internet (as more particularly described in Section 2(e), the “Reseller System”).

     C. Symantec and Digital River desire that Digital River obtain the right to resell Symantec Products to End Users through Symantec’s Storefront (as defined in Section 1 hereof), in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Definitions. Capitalized terms used in this Agreement, which are not otherwise defined elsewhere in this Agreement, shall have the respective meanings set forth below:

     “24 X 7” shall mean 24 hours a day, 7 days a week.

     “24 X 7 X 365” shall mean 24 hours a day, 7 days a week, 365 days a year.

     “Amended Date” means the date on which the original Agreement was amended and restated, which is July 1, 2003.

     “API” shall stand for Application Program Interface.

     “BOB” shall stand for Bag of Bits, and shall mean software digitally Wrapped for electronic

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

distribution. A BOB shall contain a Symantec Product, a EULA, and other documentation and information as determined by Symantec in its sole and absolute discretion.

     “Commerce Enable” shall mean the process of preparing a product for entry into an ESD channel.

     “Confidential Information” shall have the meaning set forth in Section 15 of this Agreement.

     “Consulting Rate” shall mean the hourly rate that Symantec shall pay for all consulting on projects of no more than * US Dollars (US $*) an hour, for the actual time it takes to provide the requested project, and subject to receipt of an itemized bill with a billing break down of one fifteenths (1/15th) increments of an hour for any project of less than a full hour.

     “Content” shall mean the text, pictures, sound, graphics, video, and other data that appear on Storefront and Sub-Site web pages and web sites and any other Sites, as defined under the terms of this Agreement.

     “Customer” shall mean a person or entity that visits any Site or the Storefront and includes any End User.

     “Customer Information” shall mean (i) all Customer information gathered by Digital River in the course of performing its obligations hereunder, and (ii) any Customer information that may be provided by Symantec to Digital River in connection with this Agreement, (iii) all Customer email lists or other listings that contain Symantec Customer information, whether or not created by or on behalf of Symantec.

     “Downtime” shall have the meaning set forth in Section 1 of Exhibit F to this Agreement.

     “Effective Date” shall have the meaning set forth in Section 32(a) of this Agreement.

     “EMEA” shall mean Symantec’s Europe, Middle East and Africa region.

     “End User” shall mean person(s) or entity(ies) that acquire Symantec Products for actual use, rather than for resale or distribution.

     “Enterprise” shall mean those Symantec Products listed on Exhibit A-2, which are subject to change, from time to time, at Symantec’s sole discretion.

     “ERP” shall have the meaning set forth in Section 11(a) of this Agreement.

     “ESD” shall stand for “electronic software distribution”, and shall mean a sale of Symantec Products through electronic distribution.

     “EULA(s)” shall mean Symantec’s end user license agreement(s) for any of the Symantec Products.

     “Hits” shall mean the total number of requests served by the web server to any particular item on a web page.

     “Issues” shall mean inquiries regarding Symantec’s Storefront or the Symantec Products received through e-mail messages and telephone calls. Inquiries may include Customer service problems, including questions regarding the download of Symantec Products, product and sales information, order status,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

refunds, shipping, billing, pricing, installation of software, and misdirected telephone calls transferred to Symantec or other Symantec resellers, outsourcing providers, and distributors.

     “Key(s)” shall have the meaning set forth in Section 2(e)(ii) of this Agreement.

     “List Price” shall have the meaning set forth in Section 11(c)(i) of this Agreement.

     “Page View” shall mean the viewing of a complete page, including all of its graphical, text, and data elements.

     “Privacy Policy” shall mean Symantec’s privacy policy as currently posted by Symantec at URL www.symantec.com/legal/privacy.html, which policy or location may be revised by Symantec from time to time at its sole discretion.

     “Product Bundle” shall mean two or more Symantec Products offered and sold together.

     “Purchase First” shall mean the ESD purchase model in which payment processing or credit approval is completed before a copy of the ESD product inventory is made available to the End User.

     “Reseller System” shall have the meaning set forth in the Recitals section of this Agreement.

     “Site(s)” shall mean any web site or any Marketing Partner Site.

     “SKU” shall mean the unique number designated by Symantec for a Symantec Product, which may also be referred to as the “part number.”

     “Statement of Work” or “SOW” shall mean a project document that outlines the scope of work to by performed by Digital River for a Storefront project. The SOW shall provide a sufficient level of detail such that the technical, aesthetic and business requirements are clearly defined, and will include a functional description of the services to be completed by Digital River under this Agreement. Each SOW must be approved and executed by both Parties prior to Digital River’s commencement of work in accordance with the SOW. Approval of an SOW shall not be interpreted as acceptance of the finished project outlined in the SOW. Each SOW must outline the criteria for the acceptance of work described in the SOW.

     “Storefront” shall mean Symantec’s online shopping service referred to as Shop Symantec, and currently located at http://www.symantecstore.com, which name, URL and domain name(s) may be changed at Symantec’s sole discretion. “Storefront” does not include online shopping services that are co-branded between Symantec and any other party, which are referred to herein as Sites, as defined in Section 3(b)(xii) hereof, which include Market Partner Sites, as described in Section 3(b)(xiii). The Storefront shall contain the Sub-sites and shall include the following sections, which may be changed by Symantec from time to time: (1) global stores, (2) Try/Buy department, (3) upgrade department, (4) full product department, (5) featured partners spots, (6) purchase options and (7) areas for marketing banners. References to the “Storefront” in this Agreement shall be deemed to include the Sub-sites.

     “Sub-sites” shall mean Internet Storefront sites contained within the Storefront. Sub-sites are regionally based, and presented in localized languages. The number, Content, and localized languages of Sub-sites are subject to change from time to time at the sole discretion of Symantec. As part of the initial Storefront build, the Storefront shall include Sub-sites for the following regions, along with the local languages noted in parentheses: (1) United States (U.S. English), (2) United Kingdom (International English), (3) Europe (International English), (4) Asia-Pacific (International English), (5) Canada

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(International English), (6) Canada (French), (7) Middle East and Africa (English), (8) Germany (German), (9) Italy (Italian), (10) Netherlands (Dutch), (11) Sweden (Swedish), (12) France (French), (13) Brazil (Portuguese) and (14) Latin America (Spanish). Although the general layout is the same for all Sub-sites, the Sub-sites are not simply translated versions of any one site. Sub-sites shall be localized to reflect the different merchandise and local partners available in each region. The Content, sections, Symantec Products sold, featured partners, and purchase options may vary with each Sub-site. Symantec shall provide all Content and direct translations for localization of Sub-sites. The Sub-sites do not include Sites, as defined in Section 3(b)(xii) or (xiii) hereof.

     “Symantec Products” shall have the meaning of all software products listed in Exhibit A attached hereto, as it may be amended by Symantec from time to time pursuant to Section 2(d)(iii) of this Agreement, and which Exhibit shall consist of two separate lists which are (i) Consumer Symantec Products set forth in Exhibit A-1, and (2) Enterprise Symantec Products set forth in Exhibit A-2.

     “Tax” shall have the meaning set forth in Section 11(e) of this Agreement.

     “Territory” shall mean Symantec’s North and South America, EMEA and Asia Pacific regions. Symantec’s Asia Pacific region may include Japan when added by a specific amendment or SOW to this Agreement.

     “Traffic” shall mean the number of Hits, visitors, Page Views, and other measurements of activity on the Storefront, including the Sub-sites, and may also be used specifically in reference to Sites and Market Partner Sites.

     “Transition Period” shall have the meaning set forth in Exhibit J to this Agreement.

     “Try/Buy” shall mean a version of a Symantec Product that allows prospective End Users to use the Symantec Product for a designated period, or for designated uses, before purchasing the Symantec Product through ESD.

     “Up Time” shall have the meaning set forth in Exhibit F attached hereto.

     “Wrap or Wrapping” shall mean the process of integrating a software application with e-commerce functionality.

     “Wrapper” shall mean a secure electronic container that Commerce Enables an application.

     “Wrapper Technology” shall mean the * software for ESD and Try/Buy products, or any other Wrapper software mutually agreed upon in writing by the Parties, such as the * Technology.

     “Wrap Up Code” shall mean, with respect to Customer service inquiries, the question category or type of a telephone call.

2. Appointment as Authorized Electronic Reseller for the Storefront in the Territory.

Digital River’s right to resell Symantec Products to End Users through the Storefront are detailed as follows:

     a. Outsourcer Appointment to the Storefront. Subject to the terms and conditions set forth herein, Symantec hereby appoints Digital River, and Digital River hereby accepts such appointment, as an independent, nonexclusive electronic reseller of Symantec Products through the Storefront, solely within

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the Territory. Symantec is under no obligation to use solely Digital River for operations related to its Storefront, Sub-sites, Sites or Market Partner Sites within the Territory and Symantec may, in its sole discretion, engage multiple suppliers, back end providers and/or perform any or all aspects in house. Digital River shall perform as Symantec’s outsourcer for operating the Storefront in the Territory until the termination or expiration of this Agreement. Digital River’s appointment under this Agreement as an electronic reseller shall be limited to reselling the Symantec Products (i) through the Storefront and (ii) to Customers located within the geographic limits of the Territory. Digital River’s appointment only grants to Digital River a license to market, distribute, and transfer the Symantec Products to Customers, and does not otherwise transfer any right, title or interest in any such software to Digital River. Use of the terms “sell”, “purchase”, “license”, and “price” in this Agreement shall be interpreted in accordance with this Section 2(a) and Section 2(c) hereof. Digital River agrees that it will not purchase Symantec Products from a source other than Symantec, a Symantec authorized distributor or any other party authorized by Symantec.

     b. Limitations. The appointment in Section 2(a) pertains only to the distribution through the Storefront of Symantec Products listed on Exhibit A as it may be amended from time to time to include new Symantec Products or remove Symantec Products that Symantec chooses not to offer its resellers or distributors. The deletion or addition of Symantec Products from Exhibit A shall be consistent with Symantec’s deletion or addition of Symantec products for sale to End Users through Symantec’s reseller and distributor channel for the Territory, with the exception of product, product bundle or price promotions that may be offered by Symantec to select resellers or distributors from time to time. This Agreement does not pertain to the resale of Symantec Products by Digital River other than through the Storefront using the Reseller System; provided, however, that the foregoing limitation shall not preclude Digital River from distributing packaged Symantec Products to End Users who conduct the purchase of such packaged products through the Storefront, subject to the limitations set forth in Section 3(i) hereof. Digital River’s appointment is additionally limited to distribution of Symantec Products to End Users on a single or multi-user basis.

     c. Nature of Appointment. With respect to any Symantec Product, Digital River’s appointment only grants to Digital River such rights as are set out in this Agreement, and does not transfer any right, title or interest in any such software to Digital River. Use of the terms “sell,” “purchase,” license,” and “price” in this Agreement shall be interpreted in accordance with this Section 2(c).

     d. Symantec’s Reserved Rights.

          (i) Changes in Number of Electronic Resellers. Symantec reserves the right, from time to time and in its sole discretion, to increase or decrease the number of authorized Symantec distributors and resellers (including electronic resellers) and to distribute Symantec Products directly to all types of Customers using its own personnel or independent sales representatives.

          (ii) Symantec Accounts. Symantec reserves the right to distribute Symantec Products to any person or entity.

          (iii) Symantec Products; Changes in Products. Symantec reserves the right, in its sole discretion and without liability to Digital River, to add to and/or delete from the list of Symantec Products, any products distributed by Symantec. Any addition or deletion from the list of Symantec Products shall be indicated by Symantec’s unilateral amendment of Exhibit A to this Agreement and notice thereof to Digital River. Symantec reserves the right, in its sole discretion and without liability to Digital River, to delete and add Symantec Products from time to time. Any addition or deletion from the list of Symantec Products shall be indicated by Symantec’s delivery to Digital River of an updated product list, subject to the following conditions: (x) any addition or deletion of Symantec Products from the product list shall be consistent with Symantec’s deletion or addition of Products for sale to End Users through Symantec’s

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

authorized distribution and reseller channel for the Territory, (b) Symantec may unilaterally add Symantec Products to the product list if such products have an ERP of $19.95 or greater, and the parties must mutually agree to the addition to the product list of Symantec Products having an ERP of less than $19.95 and (y) in the case of a Product Bundle, Symantec may unilaterally add such Product Bundle to the product list so long as the average ERP for each Symantec Product contained in the Product Bundle (determined by dividing the total ERP for the Product Bundle by the number of individual products contained in the Product Bundle) is at least $19.95, regardless of whether any one or more of the products contained in the Product Bundle may individually have an ERP of less than $19.95. Symantec may in its sole discretion determine the regions for which certain Symantec Products are appropriate, and Digital River shall offer the Symantec Products only through the Sub-site for such regions.

     e. Reseller System. The following is a general description of the Reseller System and certain obligations of Digital River with respect thereto, subject to the additional terms and conditions contained in this Agreement:

          (i) Symantec will provide Digital River with a master copy for each Purchase First and Try/Buy Symantec Product. Digital River will Wrap, secure, store, and distribute Symantec Products in accordance with the terms and conditions of this Agreement, including the Exhibits attached hereto, and any SOWs mutually agreed upon by the Parties.

          (ii) When an End User visits the Storefront website and decides to obtain a Symantec Product, Digital River shall provide the End User with an electronic order form and, in the case of Purchase First products, shall obtain credit card or other acceptable payment information for authorization. Upon Digital River’s acceptance of the order form and the credit card or other acceptable payment information (in the case of Purchase First), Digital River shall permit the download of the applicable BOB or cryptographic keys that support or control functionality for Symantec Products (“Keys”). Digital River is responsible for hosting the Key server. Digital River shall provide to Symantec free downloads of Try/Buy products by End Users *.

          (iii) Digital River will distribute BOBs only as packaged in accordance with this Agreement, with all Symantec warranties, disclaimers and EULAs intact. Digital River shall honor any refund requests received from End Users for Symantec Products distributed by Digital River pursuant to the terms of the applicable EULA for such product. Digital River agrees not to take any action contrary to Symantec’s EULA unless such action is expressly and unambiguously allowed under this Agreement.

          (iv) Digital River is strictly prohibited from sublicensing the right to provide ESD or distribute any Symantec Products in any form and shall not make any ESD available to any third party for further download distribution, unless specifically authorized by Symantec in a fully executed Amendment, SOW or other agreement with Symantec.

3. Obligations of Digital River.

     In recognition of the particular expertise and commitment necessary to support Symantec Products properly, Digital River warrants, represents and agrees with Symantec that Digital River has, and during the term of this Agreement will continue to maintain, the capacity, technology, facilities and personnel reasonably necessary to perform such functions as are required to carry out its obligations under this Agreement, and that it is ready and willing to do so. Digital River shall also perform the following obligations:

     a. Staffing. Digital River will retain sufficient fully trained staff at all times reasonably necessary

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

to maintain and provide the level of Customer support detailed in Section 3(c) of this Agreement, including during periods of promotional programs, high sales volume and staff attrition. Digital River shall notify Symantec of any anticipated material changes in staffing and management immediately upon becoming aware of such anticipated changes. Digital River shall retain an account management team sufficient to support the worldwide nature and level of the Storefront business. As Symantec increases and adds more features and services on line for its Customers through the various marketing programs, campaigns and web sites, as indicated to Digital River, Digital River agrees make best efforts to add its own staffing and infrastructure, at no cost to Symantec, as necessary to scale its environment to meet the demands for such aforementioned services.

     b. Storefront Requirements. Digital River shall host the Storefront on its servers and shall operate the Storefront 24 X 7 X 365, with the no less than the minimum amount of Up Time required by Exhibit F hereto. Digital River shall also perform the following obligations with respect to the Storefront:

          (i) Initial Storefront Design; Look and Feel; Style Guidelines. Prior to the Launch Time, Digital River shall design and build the Storefront, including all Sub-sites, according to Symantec’s specifications and quality assurance testing requirements, and shall obtain Symantec’s approval thereof. All websites used in connection with the Storefront must (a) comply with Symantec’s style guidelines and (b) contain all features, including graphical components, that comprise the “look and feel” of Symantec’s Storefront. The Storefront must have Symantec’s look and feel as if Customers are buying directly from Symantec. However, as directed and approved by Symantec, a clear and prominent statement indicating that Digital River is our contracted vendor, with Digital River’s full legal corporate name, address and contact details must be present on the Storefront.

          (ii) Content Changes and Updates.

(a) Symantec shall have sole discretion regarding the Content (other than pricing information for the Symantec Products), structure and look and feel of the Storefront. Digital River may make changes to the Storefront that are immaterial or that relate to pricing of the Symantec Products, but shall obtain Symantec’s prior written approval of all other changes.

(b) Symantec will provide an account manager to make all changes to the Storefront and Sub-Sites requested by Symantec, including posting new Symantec Products, making product information changes and making the changes listed on Exhibit C, Digital River shall continue providing assistance with posting new Symantec Products or making Content changes after March 2001 in certain countries, which shall be further defined in the SOW prepared by the parties pursuant to subsection (e) below. Beginning in April 2001, Digital River will provide * hours per month of account manager time for making updates or changes to the Storefront on Symantec’s behalf, which updates or changes could be made by Symantec through the online remote management tool described in the following subsection (c). Digital River requires Symantec to utilize the online remote management tool to enter the ERPs directly into the pricing information of the Storefront either manually or when technology permits, automatically from Symantec’s own computer systems; provided however that Symantec agrees that Digital River has the right to change the prices and set the prices as Digital River decides in it’s sole discretion. Symantec shall pay Digital River at a rate of US$* per hour for Digital River account manager time used beyond the initial * hours per month to make updates or changes to the Storefront that could be made by Symantec through the online remote management tool. Digital River shall obtain Symantec’s written approval to exceed * hours in making updates or changes to the Storefront in a given month, and shall not bill Symantec for any hours spent without obtaining Symantec’s prior written approval. Digital River shall provide reasonable assistance to Symantec if they encounter problems making

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

changes using the online remote management tool and Digital River shall follow the procedures and schedules set forth on Exhibit C with respect to the changes and updates it is obligated to make to the Storefront hereunder.

(c) Digital River shall provide an online remote management tool to permit Symantec to make certain modifications to the layout and Content of the Storefront remotely. The access provided to

Symantec by such remote management tool shall include but not be limited to front page and category page product assignment and ranking and product description modifications; provided, however, that Digital River shall ensure that such online tool allows Digital River to control Symantec’s ability to alter or update any prices of the Symantec Products offered or sold through the Storefront, except at Digital River’s sole direction.

(d) Any revisions to the Storefront template, style redesign or design changes shall be part of the * provided to Symantec and shall be pursuant to an SOW. Digital River shall notify Symantec of the estimated time required to complete the updating necessary to meet Symantec’s style guidelines and shall obtain Symantec’s written approval prior to starting such work.

(e) Except as indicated in Section 3(b)(ii)(g) below, Digital River and Symantec have prepared a mutually agreeable SOW to define any additional process and standards for making the changes and updates to the Storefront described in the above Section 3(b)(ii)(b).

(f) Upon Symantec’s request for Digital River to do additional Content updates or site redesign work or create special pages for marketing promotions that are not addressed in this Agreement or an SOW, the Parties shall prepare an SOW for the work to be performed.

(g) If Symantec should need to request assistance from Digital River, the following types of Storefront changes and updates requested by Symantec shall be counted as part of the * (*) hours of account manager time per month that Digital River is required to provide to Symantec at * for purposes of making changes and updates to the Storefront (the “Account Management Time”): product arrangement on the front page of the Storefront, arrangement of products within categories, adding or deleting products from the Storefront and modification of existing products (including but not limited to product name, item listing, marketing information, product description and box shot changes) adding new Symantec Product IDs and email campaign activities that could be done by Symantec with the Enterprise Campaign Manager (ECM) tool (including uploading Customer Information, segmenting of Customer Information, and creating graphics text and html). The following types of changes and updates may not be included in the Account Management Time, and shall be charged to Symantec according to the current Consulting Rate set forth in the Agreement: Storefront template (including but not limited to the “look and feel” of the Storefront) changes, navigation bar changes, and shopping cart changes. Any additional types of Storefront changes or updates not identified herein shall not be charged as part of the Account Management Time, and the cost relating thereto shall be the responsibility of the Party responsible for such area under the terms of the Agreement. (For example, since Digital River has sole discretion over the pricing of the Symantec Products, the cost of making changes to such pricing shall be the sole responsibility of Digital River.) If neither the Agreement nor any SOW specifies which Party is responsible for a particular area, Digital River shall not charge Symantec for a change or update relating to such area unless the Parties have previously agreed in writing to the scope of the work to be performed by Digital River and the rate to be charged.

(h) The time required to make any Storefront changes or updates that are necessary because of an error on the part of Digital River will not be counted as part of the Account Management Time, and will be fixed by Digital River at no cost to Symantec.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) All changes counted as part of the Account Management Time shall be completed by Digital River within two business days after Symantec makes the request and provides all necessary materials to Digital River; provided, however, that in the case of mis-posted products, items on the Storefront in error or any other situation reasonably deemed an emergency by Symantec, Digital River shall use its best efforts to complete the requested change as soon as reasonably possible following Symantec’s request, but in no event later than two business days after Symantec’s request.

(j) Digital River shall maintain a spreadsheet to track the following data relating to all Storefront changes or updates requested by Symantec: change requested, site(s) within the Storefront to which the change applies, name of person requesting the change, date requested, estimated and actual completion dates, and estimated and actual completion hours. Digital River shall provide monthly updates of the spreadsheet to Symantec until such time as the Parties may mutually agree in writing that Digital River shall provide bi-monthly updates of such spreadsheet to Symantec.

          (iii) Sub-sites. The Storefront shall contain the Sub-sites, which Sub-sites are subject to change or addition from time to time at the sole discretion of Symantec. Upon Symantec’s request for Digital River to design and set up a new Sub-site, the Parties shall prepare a SOW for the work to be performed. Digital River shall develop each new site as described in the applicable SOW, and Symantec shall pay Digital River US$* for such development work. The hours for creating such Sub-sites shall not count towards the * (*) set forth in Section 3(m) of this Agreement. In the event that the new site requirements are materially different than the standard Symantec Sub-site template and Digital River is required to spend more than * to complete the development work, Digital River shall give Symantec its reasonable estimate of the number of development hours required to complete development of the Sub-site, and shall obtain Symantec’s written approval to complete the development work. Symantec shall pay Digital River the Consulting Rate for each approved hour of development work exceeding the first *.

(a) Puerto Rico and Caribbean Sub-Site and Spain Sub-site. Pursuant to the terms of Section 3(b)(iii) of the Agreement, Symantec requests that Digital River design, develop, launch, operate and maintain the Puerto Rico and Caribbean Sub-site (the “Puerto Rico and Caribbean Sub-site”), which will fall within Symantec’s Latin America region, and the Spain Sub-site, which will fall within Symantec’s Europe region (the “Spain Sub-site”) (the Puerto Rico and Caribbean Sub-site and the Spain Sub-site shall be referred to together herein as the “Sub-sites”).

(b) Digital River Obligations. Digital River agrees to design, develop, launch, operate and maintain the Puerto Rico and Caribbean Sub-site and the Spain Sub-site as provided herein and in the Agreement.

(c) Design and Development of Puerto Rico, Caribbean and Spain Sub-sites.

     1.1 Set-up Documents. Symantec will provide to Digital River the initial site-specific specifications and information relevant to designing and developing the Sub-sites, including for example, information regarding the Symantec products to be included on each Sub-site (the “Set-up Information”).

     1.2 Design and Development of Sub-site. Digital River shall design and develop the Sub-sites according to the schedule set forth in SubSection 3(b)(iii)(c)(2) hereof and according to Symantec’s specifications and quality assurance testing requirements. Such Sub-sites must (a) comply with Symantec’s style guidelines, (b) contain all features, including graphical components, that comprise the “look and feel” of the Storefront and (c) support the following languages and currencies:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Site
Site	Language	Store Currency
Puerto Rico and Caribbean Sub-site	English	U.S. Dollars
Spain Sub-site	Spanish	Euros

     1.3 Customization of Sub-sites. During the development process, Digital River and Symantec will collaborate on the design, layout and localization of the Sub-sites. Such customization shall include but not be limited to the colors, graphics, images, links, text and product placement associated with the Sub-sites to reflect the specific regions targeted by such Sub-sites.

     1.4 Symantec Review and Testing. Upon Digital River’s completion of the development of the Sub-sites, Symantec shall review and conduct live testing of the Sub-sites. Symantec shall have up to 7 days for such review and testing. At the end of such period, Symantec will either (a) notify Digital River of changes required for the Sub-site(s) or (b) provide written notice of acceptance of such Sub-site(s). If Symantec requests changes to be made, Digital River will promptly make such changes and re-submit the Sub-site(s) to Symantec within two days. Symantec will have up to seven days to re-review and test the Sub-site(s), and will notify Digital River of any additional changes required or of its acceptance of the Sub-site(s) by the end of such period. The procedure set forth in this SubSection 3(b)(iii)(c)(1.4) will be repeated until Symantec accepts both Sub-sites in writing.

     1.5 Sub-site Launch. Digital River shall launch each Sub-site to the public no later than one day following receipt of Symantec’s written acceptance of such Sub-site. The Spain Sub-site shall be launched as a Sub-site within Symantec’s Europe region and the Puerto Rico and Caribbean Sub-site shall be launched as a Sub-site within Symantec’s Americas region.

     2. Development and Launch Schedule. Digital River will develop and launch the Sub-sites according to the schedule set forth below:

Schedule
Responsible
Task	Party	Due Date
#1 - Sub-sites ready for Symantec review and live testing	Digital River	7 business days after the later of (a) May 22, 2002 and (b) Symantec’s submission of the Site Information to Digital River
#2 - Launch of Sub-sites	Digital River	7 business days after #1*

*        The Parties acknowledge that such date is a target date and is dependent on the completion of the process described in SubSection 3(b)(iii)(c)(1.4). The Parties agree to work diligently to launch the Sub-sites by such target date or as soon as reasonably possible thereafter.

     3. Packaged Symantec Products. Digital River will offer and distribute packaged Symantec Products for orders placed on the Puerto Rico and Caribbean Sub-site. As of the launch of the Spain Sub-site, Digital River will not offer and distribute packaged Symantec Products for orders placed on such Sub-site (but such Sub-site will contain links designated by Symantec to third party online reseller sites where Customers may purchase packaged Symantec Products). Symantec reserves the right to request that Digital River begin offering and distributing packaged

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Symantec Products for orders placed on the Spain Sub-site in the future, in accordance with the terms and conditions of the Agreement.

     4. Try/Buy Symantec Products. Upon Symantec’s request, Digital River will program one or both of the Sub-sites so that the information shown on Exhibit P to this Agreement is provided to Customers who initiate the download of Try/Buy Symantec Products. In such case, Digital River shall require Customers to submit the requested information prior to permitting the download of the requested Try/Buy Symantec Product, and Digital River shall make such information available to Symantec (in a form that is grouped, and/or permits sorting, by Sub-Site and country) through Digital River’s online reporting tool pursuant to the terms of Section 9(b)(i) of the Agreement.

     5. Email and Telephone Customer Service. Digital River will provide Customer service and product ordering services (a) by email and telephone in English for the Puerto Rico and Caribbean Sub-site and (c) by email in Spanish for the Spain Sub-site. For the avoidance of doubt, the foregoing Customer service to be provided by Digital River shall be included in the calculations set forth in Section 11(h) of the Agreement for purposes of determining whether Symantec is obligated to reimburse Digital River for any portion of its Customer Service Expense.

     6. Payment Options. Digital River will provide the following payment options for orders placed on the Sub-sites: (a) Credit card (Visa, MasterCard and American Express) and (b) wire transfer. To the extent that third party transaction fees are incurred for wire transfers relating to Customer purchases through the Puerto Rico and Caribbean Sub-site, Digital River shall charge the actual fees that are incurred to the Customer. To the extent that third party transaction fees are incurred for wire transfers relating to Customer purchases through the Spain Sub-site, the cost of the actual fees incurred shall be *. Digital River shall invoice Symantec for any amounts due hereunder pursuant to the terms of Section 11(b) of the Agreement. In the future, Digital River and Symantec will study the possibility of payment by Domestic Credit Cards for orders placed on the Puerto Rico and Caribbean Sub-site after Symantec submits a formal specification outlining the proposed requirements.

     7. Other Sub-site Responsibilities. All other terms, conditions and obligations of Digital River contained in the Agreement regarding the Storefront and/or Storefront Sub-sites generally shall also apply to the Puerto Rico and Caribbean Sub-site and Spain Sub-site.

     8. Fees. The terms set forth in Section 3(b)(iii) of the Agreement (including but not limited to the price to be paid by Symantec for the Sub-site development work to be performed by Digital River, and the obligation of Digital River to obtain Symantec’s written approval if such development work will exceed *) shall apply to the work to be performed by Digital River pursuant to this Agreement (excluding the tasks described in 3(b)(iii)(c)(4) hereof).

(d) Taiwan Sub-site. Pursuant to the terms of the Agreement, Symantec requests that Digital River design, develop, launch, operate, support and maintain the Taiwan Sub-site (the “Taiwan Sub-site”), which will fall within Symantec’s Asia Pacific region, which shall be referred to together herein as the “Sub-site”).

(e) Digital River Obligations. Digital River agrees to design, develop, launch, operate, support and maintain the Taiwan Sub-site as provided herein and in the Agreement.

(f) Design and Development of Sub-site.

          1.1 Set-up Documents. Symantec will provide to Digital River the initial site-specific

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

specifications and information relevant to designing and developing the Sub-site, including for example, information regarding the Symantec products to be included on each Sub-site (the “Set-up Information”).

          1.2 Design and Development of Sub-site. Digital River shall design and develop the Sub-site according to the schedule set forth in SubSection 3(b)(iii)(f)(2) hereof and according to Symantec’s specifications and quality assurance testing requirements. Such Sub-site must (a) comply with Symantec’s style guidelines, (b) contain all features, including graphical components, that comprise the “look and feel” of the Storefront and (c) support the following languages and currencies:

Site
Site	Language	Store Currency
Taiwan Sub-site	Traditional Chinese	New Taiwan Dollar

          1.3 Customization of Sub-site. During the development process, Digital River and Symantec will collaborate on the design, layout and localization of the Sub-site. Such customization shall include but not be limited to the colors, graphics, images, links, text and product placement associated with the Sub-site to reflect the specific regions targeted by such Sub-site.

          1.4 Symantec Review and Testing. Upon Digital River’s completion of the development of the Sub-site, Symantec shall review and conduct live testing of the Sub-site. Symantec shall have up to 7 days for such review and testing. At the end of such period, Symantec will either (a) notify Digital River of changes required for the Sub-site(s) or (b) provide written notice of acceptance of such Sub-site(s). If Symantec requests changes to be made, Digital River will promptly make such changes and re-submit the Sub-site(s) to Symantec within two business days. Symantec will have up to seven days to re-review and test the Sub-site(s), and will notify Digital River of any additional changes required or of its acceptance of the Sub-site(s) by the end of such period. The procedure set forth in this SubSection 3(b)(iii)(f)(1.4) will be repeated until Symantec accepts the Sub-site in writing.

          1.5 Sub-site Launch. Digital River shall launch the Sub-site to the public no later than one business day following receipt of Symantec’s written acceptance of such Sub-site. The Taiwan Sub-site shall be launched as a Sub-site within Symantec’s Asia Pacific region.

          2. Development and Launch Schedule. Digital River will develop and launch the Sub-site according to the schedule set forth below:

Schedule
Responsible
Task	Party	Due Date
#1 - Sub-site ready for Symantec review and live testing	Digital River	25 business days after the later of (a) August 1, 2003 and (b) Symantec’s submission of the Site Information to Digital River
#2 - Launch of Sub-site	Digital River	7 business days after #1*

*       The Parties acknowledge that such date is a target date and is dependent on the completion of the process described in SubSection 3(b)(iii)(f)(1.4). The Parties agree to work diligently to launch the Sub-site by such target date or as soon as reasonably possible thereafter.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     3. Packaged Symantec Products. As of the launch of the Taiwan Sub-site, Digital River will not offer and distribute packaged Symantec Products for orders placed on such Sub-site (but such Sub-site will contain links designated by Symantec to third party online reseller sites where Customers may purchase packaged Symantec Products). Symantec reserves the right to request that Digital River begin offering and distributing packaged Symantec Products for orders placed on the Taiwan Sub-site in the future, in accordance with the terms and conditions of the Agreement.

     4. Try/Buy Symantec Products. Upon Symantec’s request, Digital River will program the Sub-site so that the information to this Agreement is provided to Customers who initiate the download of Try/Buy Symantec Products. In such case, Digital River shall require Customers to submit the requested information prior to permitting the download of the requested Try/Buy Symantec Product, and Digital River shall make such information available to Symantec (in a form that is grouped, and/or permits sorting, by Sub-Site and country) through Digital River’s online reporting tool pursuant to the terms of Section 9(b)(i) of the Agreement.

     5. Email Customer Service. Digital River will provide Customer service and product ordering services by email in Traditional Chinese for the Sub-site, and such support by email shall be provided seven (7) days a week during the hours of 9.00a.m. through 6.00 p.m. local Taiwan time. Digital River will respond to Customer service email inquiries within 24 hours of receipt of such inquires. For the avoidance of doubt, the foregoing Customer service to be provided by Digital River shall be included in the calculations set forth in Section 11(h) of the Agreement for purposes of determining whether Symantec is obligated to reimburse Digital River for any portion of its Customer Service Expense.

     6. Payment Options. Digital River will provide the following credit card payment options for orders placed on the Sub-site: Visa, MasterCard and American Express.

     7. Other Sub-site Responsibilities. All other terms, conditions and obligations of Digital River contained in the Agreement regarding the Storefront and/or Storefront Sub-site generally shall also apply to the Taiwan Sub-site.

     8. Fees. The terms set forth in Section 3(b)(iii) of the Agreement (including but not limited to the price to be paid by Symantec for the Sub-site development work to be performed by Digital River, and the obligation of Digital River to obtain Symantec’s written approval if such development work will exceed *) shall apply to the work to be performed by Digital River pursuant to this Agreement (excluding the tasks described in Subsection 3(b)(iii)(f)(4) hereof).

          (iv) Featured Partner Spots. Each Sub-site must have one to four graphic spots for featuring Symantec-designated partners that are online retailers of Symantec Products. The specific number of graphic spots in each Sub-site shall be specified by Symantec, and Symantec will provide the graphics and applicable links. Digital River shall make needed changes to feature spots on Sub-sites as requested by Symantec with two weeks’ advanced notice, at *. Changes to Sub-sites feature spots shall not be requested by Symantec more than one time per month for each Sub-Site.

          (v) Banners. Each Sub-site must have a section to accommodate a minimum of three (3) rotating marketing banners that promote Symantec Products and Symantec-designated links to other web sites. Symantec shall create any such banners, which may be different for each Sub-site. Digital River shall update banner rotation upon two weeks’ advance notice by Symantec at *. Symantec’s requested changes to marketing banners shall not exceed once each two weeks. Notwithstanding the foregoing, in the event of an outdated banner, obsolete product, virus outbreak or other event reasonably deemed an emergency by Symantec, Digital River shall update the applicable banner promptly following Symantec’s

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

request.

          (vi) Purchase Options. Each Sub-site must have a section that outlines ordering options available to Symantec Customers. The section is to contain a link to the www.symantec.com web site. The following ordering options shall be available for purchasing Symantec Products:

(a) Toll Free or Toll Share Telephone Numbers. Digital River will establish toll free or toll share numbers for the Unites States and Canada for purposes of permitting Customers in those locations to order packaged Symantec Products via telephone, to order Wrapped Purchase First and Try/Buy Symantec Products and to obtain Keys to unlock downloads of Wrapped Symantec Products. Such list of toll free or toll share countries may change from time to time based upon mutual agreement by Symantec and Digital River. The applicable toll free or toll share telephone numbers shall be displayed in locations on the Sub-sites that are reasonably able to be located by Customers. The toll free or toll share telephone number ordering option for packaged products is available only for deliveries to addresses in the locations Digital River is expressly permitted under this Agreement to distribute packaged Symantec Products.

(b) Fax. Digital River shall cause Customers who desire to purchase Symantec Products by fax to be presented with a printable form containing the product title and SKU of the Symantec Products to be ordered. The form should contain fields for Customers to supply missing information, and information on how to fax completed forms to Digital River’s order processing center with Customers’ credit card numbers. Such fields should include purchase quantity, credit card and shipping information. Digital River shall display the applicable fax number(s) on each Sub-site in locations that are reasonably able to be located by Customers.

(c) Internet Orders. Digital River shall permit Customers to make orders directly through the Internet via online order forms.

          (vii) Site Traffic Reporting. Each Sub-site must be set up to measure Traffic and the effectiveness of specific marketing campaigns.

          (viii) Currency and Payment Options. Digital River shall provide Customers the currency options specified in Exhibit D and the payment options specified in Exhibit E.

          (ix) Try/Buy Products. Digital River’s order processing system must be able to process orders for Symantec Try/Buy products, using the Wrapper Technology. Order processing for Try/Buy products shall be available in all localized languages available using the Wrapper Technology and shall include the currency processing and payment options listed in Exhibits D and E, respectively.

          (x) Wrapping and Posting Services. Digital River shall provide the following Wrapping and posting services:

(a) Wrapping and Posting Process. Upon receiving an updated Symantec Product list containing a new Symantec Product, Digital River will retrieve the non-Commerce enabled Purchase First and try/die Symantec Products and related collateral, including the product executable, product description, thumb nail and box shots, from Symantec’s http://business.symantec.com extranet site. Using the Wrapper Technology, Digital River will Commerce Enable the Symantec Products for Purchase First sale, and for Try/Buy download and subsequent sale, from the Symantec Storefront. Digital River will perform all necessary quality assurance to ensure that the Wrapped Purchase First and Try/Buy Symantec Products match the pre-Wrapped Symantec Products. Following receipt of an updated Symantec Product list containing a new Symantec Product, Digital River

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

shall Commerce Enable, test, and post the Purchase First version live for sale on the Storefront within two (2) business days, and the Try/Buy version live for download within five (5) business days.

(b) Localized Wrapping. Digital River shall Wrap Symantec Products in appropriate localized Wrappers, as available, using the Wrapper Technology.

(c) Wrapper Merchandising. Symantec shall have final approval regarding merchandise space and content, and confirmation procedures, presented to End Users during downloads. Symantec’s approval will not be unreasonably withheld or delayed.

(d) Other Wrapping Services. At Symantec’s request and pursuant to the terms of a separate SOW mutually agreed upon by the Parties, Digital River shall provide Wrapping services for Try/Buy products to be distributed directly by Symantec or its partners.

(e) * Wrapper Integration. Pursuant to the terms of the Agreement, Symantec requests that Digital River integrate * DRM wrapper technology into Digital River’s Commerce System and any and all later versions and updates thereto (the act of which shall be referred to as the “* Wrapper Integration”), which * DRM wrapper technology shall be referred to herein as the “* Technology”. The final integrated and fully implemented wrapper technology shall be referred to herein as the “Wrapper Technology” as further defined in the Agreement. The actual code that functions as a connector which will be created during the * Wrapper Integration process by Digital River in order to allow the * Technology to work with the Digital River Commerce System and any and all later versions and updates thereto via the * servers hosted by Symantec or such other third party back end service provider of Symantec’s choice shall be referred to herein as the “Work Product”. Digital River agrees to design, develop, launch, operate and maintain the * Technology as provided herein and in the Agreement.

     1.0 Design and Development of Sub-sites.

     1.1. Set-up Documents. Symantec and Digital River will mutually create and agree upon timelines and specifications for integration of the * Technology into the Digital River systems (the “Work Request”).

     1.2 Design and Development of * Technology. Digital River shall integrate, implement and maintain the * Technology at Digital River’s operations sites according to the schedule set forth in Subsection 3(b)(x)(e)(2) hereof and according to Symantec’s specifications as agreed upon by both Parties and pursuant to the quality assurance testing requirements of Symantec, as provided to Digital River by Symantec, from time to time, which are subject to change in Symantec’s sole discretion. Such * Wrapper Integration and final Wrapper Technology must (a) comply with Symantec’s guidelines, specifications (as agreed to by the Parties), security and development requirements for the Storefronts, as previously provided to Digital River, and as updated by Symantec, (b) contain all features, including operational, graphical components, and as otherwise indicated in the specific specifications, attached hereto as Exhibit Q, that comprise the “look and feel” of the Wrapper Technology, and (c) support all languages, currencies, and payment options available on the Storefronts globally. Any future customization requests after the final acceptance signoff and any changes to the completed Work Product that are required due to Symantec’s changed quality assurance, security or development requirements which were provided by Symantec after the completion of the Work Product may require additional development, as mutually agreed upon by the Parties, and as evidenced by an executed amendment to this Agreement or separately executed SOW and shall be billed at the Consulting Rate set forth herein.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     1.3 Customization of the Wrapper Technology as used with the * Technology. During the integration and implementation process, Digital River and Symantec will collaborate on the integration, implementation, and look and feel of such in the use of the * Technology in the final Wrapper Technology. Such customization shall include, but not be limited to, the Customer experience (front end purchase process), security and commerce integration (back end purchase process) for the Symantec products which are wrapped with Work Product. Any future customization requests after the final acceptance signoff may require additional development, as mutually agreed upon by the Parties, and as evidenced by an executed amendment to this Agreement or separately executed SOW, and shall be billed at the Consulting Rate set forth herein.

     1.4 Symantec Review and Testing. During Digital River’s * Wrapper Integration and related QA testing on the * Technology, Digital shall permit Symantec to review and conduct live testing of the code at the following intervals: Initial live testing of the code will begin with the production release of the NAV Beta version on or about December 19, 2002 conducted by Symantec. Symantec will have the right to conduct testing including on the * Technology and Wrapper Technology (as defined under the Agreement) as often as it deems reasonably necessary in its sole discretion up to and after the launch of the 2004 consumer product line. Upon Digital River’s completion of the integration of the purchase process components using * Technology, Symantec shall have final review and testing of the purchase process using the * Technology before the final Wrapper Technology goes live for Customer use on the Storefronts. If Symantec requests changes to be made, Digital River will make such changes and re-submit the code to Symantec by no later than the next available Digital River code release. Any changes that deviate from the original Work Request Specification will be subject to additional development, as mutually agreed upon by the Parties, and as evidenced by an executed amendment to this Agreement or separately executed SOW, at the Consulting Rate set forth herein. Symantec will have up to two (2) business days to re-review and test the final Wrapper Technology and Work Product, and will notify Digital River of any additional changes required or of its acceptance of the final Wrapper Technology and related Work Product by the end of such period. The procedure set forth in this Section 3(b)(x)(e)(1.4) will be repeated until Symantec accepts the final Wrapper Technology consisting of the * Technology as fully integrated and implemented by the * Wrapper Integration process, in writing. Upon receipt of written approval, Digital River shall launch the final Wrapper Technology within one (1) business day (the “Launch Date”). For purposes of clarity, Symantec agrees that Digital River will be performing work with dedicated team members and that Digital River will be invoicing Symantec monthly for the actual hours worked in agreed projects as described in the specifications, as mutually agreed upon by the Parties, and as evidenced by an executed amendment to this Agreement or separately executed SOW. Symantec further agrees that the amounts to be paid to Digital River under this Agreement are non refundable and based on work performed to date.

     1.5 Sub-site Launch. Digital River shall launch the final Wrapper Technology to the public no later than one (1) business day following receipt of Symantec’s written acceptance. Digital River shall launch and maintain the final Wrapper Technology which integrates the * Technology pursuant to the * Wrapper Integration according to the schedule set forth below:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

DR release
Description	Timeline	Dependencies
Initial code release of * Technology through Space Invaders release	12/06/2002	No bugs or changes in * Technology
Initial code release of * Technology through Norton Antivirus 2003 purchase first and TBYB Beta build.	12/19/2002	Deliverable of NAV beta files on 12/13/2002*
Final code release of * Technology through Norton Antivirus 2003 purchase first and TBYB final build.	1/08/2003	Deliverable of NAV final files on 1/06/2003*

*       The Parties acknowledge that such date is a target date and is dependent on the completion of the * Wrapper Integration process described in Subsection 3(b)(x)(e)(1.4). The Parties agree to work diligently to launch the * Technology by such target date or as soon as reasonably possible thereafter.

     2. Symantec Digital Purchase First Products. The term Digital Purchase First Products shall mean products which Customers must purchase online before they are offered access to download the Symantec Product for actual use. Digital River will offer and distribute Symantec Digital Purchase First Products for orders placed on Storefronts known as Shop Symantec, or Symantec Store globally.

     3. Try/Buy Symantec Products. Upon Symantec’s request, Digital River will provide purchase options to Customers who initiate the download of Try/Buy Symantec Products and shall use the message provided by Symantec, as modified in text or process by Symantec in writing from time to time. In such case, Digital River shall require Customers to submit the requested information prior to permitting the download of the requested Try/Buy Symantec Product, and Digital River shall make such information available to Symantec (in a form that is grouped, and/or permits sorting, by Sub-Site and country) through Digital River’s online reporting tool pursuant to the terms of Section 9(b)(i) of the Agreement.

     4. Fees. Symantec will pay to Digital River the Consulting Rate for work performed as specifically authorized in writing by Symantec per the terms of the Agreement and specifically set forth hereunder for each of the following categories of Phase I, capped as set forth below. Digital River will report hours completed to Symantec once each week in writing and invoice Symantec for actual hours once each month. Invoices will be due within thirty (30) days after receipt, except as noted herein. No additional hours may be charged unless approved in writing and in advance by Symantec. Any additional hours approved by Symantec shall not be charged at a rate to exceed the agreed upon Consulting Rate set forth herein. Should Digital River foresee any increase in the estimated hours provided hereinbelow, it shall inform Symantec in writing immediately. All changes must be mutually agreed upon in writing by both Parties prior to work being performed.

Project Hours	Estimated Time	Not to Exceed Total (Cap)
Development/Coding	*	$*
Site Development/Design	*	$*
Development testing and QA	*	$*
Project Management and Scoping	*	$*
Development Business Analysis	*	$*
Total Estimated hours:	* – not to exceed above total amounts
Total Billable = USD $*

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Only one (1) Symantec Product is part of Phase I of this project. Additional implementation and integration may be required to support any additional products. This estimate is based on the agreed upon Work Flows 111323a (Exhibit R) and 111323b (Exhibit S). All future work and estimates must be approved in advance in writing by Symantec.

5. Rights in Work Product.

(a) Except as set forth in Subsections (b) and (c) below, the Work Product delivered by Digital River (other than the Digital River Information provided by Digital River) created specifically for and provided to Symantec by Digital River under this Agreement shall be the property of Symantec.

(b) Any Digital River proprietary or Confidential Information used to perform the Services, or included in any final Wrapper Technology delivered by Digital River, including but not limited to Digital River software, technology, development tools, processes, appliances, methodologies, code, templates, tools, policies, records, working papers, knowledge, data, trade secrets or other intellectual property, written or otherwise (collectively, “Digital River Information”), shall remain the exclusive property of Digital River. To the extent that Digital River incorporates any Digital River Information into the final Wrapper Technology or Work Product delivered by Digital River, Digital River hereby grants to Symantec a royalty-free, non-exclusive, non-transferable license to use such Digital River Information solely in direct connection with the use by Symantec of the final Wrapper Technology, and any and all later versions and updates thereto, for Symantec’s Storefront business in accordance with the limitations set forth in this Agreement and any applicable SOW. Any licensed technology from a third party that is integrated into the final Wrapper Technology remains the property of such licensor, unless otherwise specifically agreed to by that party.

(c) Notwithstanding Subsection 3(b)(x)(e)(5)(a), Digital River acknowledges that, except for the Digital River Information, the Work Product is a “work made for hire” and Digital River shall not sell, transfer, publish, disclose, display or otherwise make available the final Wrapper Technology or Work Product as developed for Symantec. Except as otherwise provided herein, Digital River acknowledges that it has no right to use the final Wrapper Technology or Work Product with or for the benefit of any entity or person, other than Symantec, without the executed written consent of Symantec, which cannot be withheld, for a license fee equal to * percent (*%) of the total Fees paid under this Subsection 3(b)(x)(e) or any amendment hereto, as of the date of the requested license (the “Transfer Fees”). Upon payment of the Transfer Fees, then ownership of the Work Product, together with all upgrades and new versions existing as of the date of transfer, along with any and all patent, copyright, and all other proprietary rights in the Work Product, shall be irrevocably transferred, sold and assigned to Digital River free of all encumbrances or restrictions other than the license granted to Symantec pursuant to this Subsection 3(b)(x)(e). Symantec shall retain a perpetual license to continue to use the Work Product for the Storefront and further be entitled to all upgrades and new versions thereto without charge. Upon payment of the Transfer Fees, then Digital River is free to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

use the Work Product with any other Customer, person or entity it so chooses without any continuing restrictions from Symantec. As of December 18, 2002, Digital River is granted a sublicense hereunder from Symantec pursuant to Symantec’s agreement with * to use the * Technology in the final Wrapper Technology for Symantec’s benefit only. Digital River will not use the final Wrapper Technology or Work Product or any of the same features and functionality as the Work Product, and as updated thereafter, for any other client except upon payment of the Transfer Fees, but it does have a right, at it’s sole discretion, to enter into a separate future agreement (unrelated to Symantec) with * or any other person or organization, for the purpose of developing a wrapper option for Digital River’s other clients (the “Other Wrapper Options”). The provisions of this Agreement shall not in any respect whatsoever restrict or limit Digital River’s exclusive ownership and right to use the Digital River Information as a part of Other Wrapper Options, or otherwise.

6. Warranties

(a) Digital River warrants and represents that it has obtained all necessary rights and authority relating to the * Technology to perform the * Wrapper Integration work and all related terms and conditions of this Agreement in creating the final Wrapper Technology it delivered hereunder to Symantec. Digital River shall have obtained all necessary rights to do the foregoing, and hereby sublicenses to Symantec such rights and permissions to use the final Wrapper Technology, along with the Work Product, as integrated for use with the * Technology, for the uses contemplated hereunder.

(b) As of December 18, 2002, Symantec warrants and represents that it has obtained all necessary rights and authority to sublicense to Digital River the right to use the * Technology as of December 18, 2002, and thereafter for such time it has a license with *, to enable and implement the final Wrapper Technology on Symantec’s behalf only.

7. Limitation of Liability And Indemnity.

(a) The limitation of liability as to this Subsection 3(b)(x)(e) shall be governed by the terms and conditions set forth in the Agreement as they relate to the Work Product.

(b) As to this Subsection 3(b)(x)(e)and the Work Product, Digital River will indemnify, hold harmless and, at Symantec’s request, defend Symantec and Symantec’s affiliates, directors, officers, employees, agents and independent contractors from and against all claims, liabilities, damages, losses and expenses, including but not limited to reasonable attorneys’ fees and costs of suit, arising out of or in connection with:

     A. Any negligent or willful act or omission of Digital River or Digital River’s employees or agents, including but not limited to the extent such act or omission causes or contributes to (a) any bodily injury, sickness, disease or death; (b) any injury to or destruction of tangible or intangible property (including computer programs and data or any loss of use resulting therefrom); or (c) any violation of any statute, ordinance or regulation as set forth in Section (3)(f) of the Agreement; or

     B. Any violation or claimed violation of a third parties’ rights arising in whole or in part from the any actions by Digital River, including but not limited to, the grant of rights to Symantec hereunder or Symantec’s exercise of any such rights.

     C. Any breach of Digital River’s warranties or representations or other obligations

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

under the Agreement or this Subsection 3(b)(x)(e).

(c) As to this Subsection 3(b)(x)(e)and the Work Product, Symantec will indemnify, hold harmless and, at Digital River’s request, defend Digital River and Digital River’s affiliates, directors, officers, employees, agents and independent contractors from and against all claims, liabilities, damages, losses and expenses, including but not limited to reasonable attorneys’ fees and costs of suit, arising out of or in connection with any breach of Symantec’s warranties or representations set forth in this Subsection 3(b)(x)(e).

(d) THE PARTIES AGREE THAT FOR THIS SUBSECTION 3(b)(x)(e), NEITHER PARTY SHALL HAVE ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT OF ANY KIND, INCLUDING ANY LOST PROFITS OR LOST DATA, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

              (xi) Service Levels. Digital River shall provide service levels for the Storefront that at a minimum meet the requirements set forth in Exhibit F.

(xii) E-Commerce and Hosting Arrangements.

(a) Main Scope of E-Commerce and Hosting Arrangements. From time to time, Symantec will enter into contracts (the “Front End Agreement(s)”) with certain third parties, who are Customers and partners of Symantec (the “Partners”), and based on those Front End Agreements, Symantec may request Digital River, as one of its back end providers of its e-commerce and hosting needs, to: (i) create and host a solely Symantec branded or alternatively co-branded online product purchase store (the “Online Stores”) and (ii) create and host a private download site for a Partner pursuant to specific and unique terms and conditions (the “Download Site”). This Section 3(b)(xii) applies only to such Online Stores and Download Sites, and not to the Storefront. Collectively and interchangeably, the Online Stores (which includes each Generic Store and each Co-Branded Store) and the Download Sites shall be referred to as the “Site(s)”. Provided that Symantec and Digital River agree upon such terms and enter into a separate agreement for such Site to govern the hosting and building of each such Site, in the form of the attached Site Initiation Form, attached hereto as Exhibit M, and once completed and signed, the terms of which are incorporated herein by reference and shall become part of this Agreement (the “Back End Agreement”), Digital River shall build such Site(s) for Symantec using Digital Rivers’ web and delivery technologies, as further described herein. Digital River shall give full Customer support relating to the purchase and installation process of Symantec Products obtained from such Sites. Symantec is the sole owner of all domain names, URLs, Site addresses or other id’s and the actual Sites under the terms of this Agreement. Digital River shall provide all Customer service to the Site’s users in regard to problems with downloads or questions concerning the process of downloading the Symantec Products, as more specifically detailed in Sections 3(c) and 3(d) of the Agreement, which shall apply equally to the Sites as it currently does to the Storefront. Symantec shall provide technical support to the End-Users in accordance with the license terms under which each Symantec Product was distributed.

(i) Hosting of Download Sites. Digital River agrees to create and host certain Download Sites, as requested by Symantec, from time to time, pursuant to the terms of this

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Agreement and pursuant to separately negotiated terms between Symantec and Digital River set forth in the separate Back End Agreement for various Partners. The specific terms relating to the creation and maintenance of a particular Download Site shall be pursuant to such applicable Back End Agreement between Digital River and Symantec. Further, Digital River takes full responsibility for securing the Site and preventing unauthorized downloads or access to the Symantec Product and if not adequately secured, *. Examples of inadequate security include, but are not limited to, those in which (i) the authentication process for screening allowed users does not adequately screen out unauthorized users, as defined by the Partner or (ii) authorized users are able to download or obtain copies of Symantec Product in excess of that authorized by the promotion or coupon of the Partner or actually paid for by the user or (iii) authorized users are able to download or obtain copies of Symantec Product in any manner not intended by the Partner, or (iv) unauthorized users are able to obtain Symantec Products, or (v) Symantec Products are obtained in a manner which was not intended by the terms of the applicable Back End Agreement, or (vi) such other security breaches, whether or not listed in the examples given above, which were preventable as they were in the complete control of Digital River to prevent. Symantec may extend the length of the Site’s existence upon written notice by Symantec to Digital River, without further action.

(ii) Hosting of Online Stores.

(a) Co-Branded Stores. Digital River agrees to create and host certain “Co-Branded” Online Stores that contain certain designated Symantec Products and sets forth both the intellectual property marks of the Partner and of Symantec (the “Co-Branded Store”), as requested by Symantec, from time to time, and as mutually agreed to by Symantec and Digital River under the terms of the separate Back End Agreements. Such Co-Branded Stores shall be created and hosted pursuant to the terms of this Agreement and pursuant to specifically negotiated terms set forth in a separate Back End Agreement entered into by Digital River and Symantec for each such Co-Branded Store, which Back End Agreement shall include no less than a description of the Co-Branded Store along with the Specifications, any fees or rebates, length of Site existence, launch date, revenue share for the Partner, any electronic coupons or rebates, and other unique terms. Symantec may extend the length of the length of the Site’s existence upon written notice by Symantec to Digital River, without further action.

(b) Generic Stores. Digital River agrees to create and host certain “Generic” Online Stores that contain certain designated Symantec Products, but which do not specifically identify the Partner or its intellectual property marks (the “Generic Store”), as requested by Symantec, from time to time, pursuant to the terms of this Agreement and pursuant to the terms of the specific Back End Agreement entered into by Digital River and Symantec for each Generic Store. Such Back End Agreement shall include no less than a description of the links and Site address needed to create the Generic Store, fees or rebates, length of Site existence, launch date, revenue share for the Partner, any electronic coupons or rebates, and other unique terms. Symantec may extend the length of the Site’s existence upon written notice by Symantec to Digital River, without further action.

(iii) URL’s for Sites. The URL for each Site shall be as specified in the relevant Exhibit containing the Back End Agreement for the particular Partner (the “URL”). The URL should only be accessible to such Partner’s customers or Site users coming directly from

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the Partner’s own website or through whatever promotional link is required, such as from the Symantec Product or in an e-mail provided by the Partner or Digital River on Partner’s behalf as part of an e-mail campaign, if so specified in the applicable Back End Agreement. Symantec shall obtain from Partner and provide to Digital River, on Partner’s behalf, the allowed URLs that a Partner’s customer or Site users may click through from to arrive at the Site (the “Allowed URLs”). The Back End Agreement will indicate if the Partner requires access to the Site to be restricted to only users coming from the Allowed URLs. In such a case, Digital River shall use the Allowed URLs to verify the permissible access by a Site user. If the Partner requires access to be restricted per the Back End Agreement, Digital River will not allow access to the Site by any user who accesses the Site from any URL other than the Allowed URLs. Digital River agrees to not allow any unauthorized links or third party advertisements or promotions of any kind whatsoever on any Site, except as specifically directed by Symantec. Notwithstanding the foregoing, Digital River shall not be responsible for any unauthorized links placed by Partner, or transferred to unauthorized email lists, or an unauthorized third party end user. Digital River shall create and host a single page location, as the page to which Digital River will send unauthorized Site users who do not meet the definition of an authorized Customer when access is restricted to users coming from Allowed URLs (the “Authentication Page”). Symantec shall obtain and provide to Digital River, the information and wording instructing the non-authorized Site user as to the reason for their failed access to the Site and information and links on how to obtain membership and proper access, as each Partner deems appropriate, for the Authentication Page and as more specifically detailed in the relevant Back End Agreement. Digital River agrees to specifically comply with, and ensure that the Site will be in compliance with, all authentication requirements as provided for by any relevant Back End Agreement.

(iv) Staffing. Section 3(a) and such other provisions relating to staffing shall apply to the Sites.

(v) Trademarks, Trade Names and Copyrights. Digital River agrees that each Site will include the proper trademarks, logos and trade names, for Symantec and if applicable, for the Partner, as indicated in the Back End Agreement for the Partner, all pursuant to the requirements of Sections 5, 6, and 7 of the Agreement in the same manner as applied to the Storefront; provided however, no identification shall be made with “Shop Symantec”.

(vi) Quality, Functionality and Look and Feel. Digital River shall build, host on its servers, and completely maintain all Download Sites and Online Stores and resell (as applicable and in accordance with the terms of this Agreement and the Back End Agreement) through such Online Stores and/or Download Sites to Site Customers, at a level of quality, functionality and look and feel, as set forth in the terms of each Back End Agreement, as applicable, the terms of this Agreement and the generally accepted standards in the online reseller and retail industry. The design and content of each Download Site and Online Store will be in compliance with the terms and conditions of each Back End Agreement, as applicable, at all times, and Digital River shall notify Symantec immediately upon discovery otherwise and remedy such problems within one (1) business day, unless otherwise provided an extended period of time to cure in writing, by an authorized Symantec employee with requisite signatory authority. Digital River shall follow the approved design and content blueprint for each Site, which shall be first pre-approved by the Partner and attached as an exhibit to the relevant Back End Agreement, as applicable, or as otherwise separately provided by Symantec (the “Specifications”). The initial look and feel and content of the Download Site or Online

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Store shall be as set forth in the Specifications at the date indicated for the Download Site or Online Store to be first fully functional, launched and available for public use, which includes ability to download or purchase Symantec Products on the Site (the “Launch Date”). Digital River agrees that unless the Specifications are later changed after the Launch Date, in accordance with the terms of this Agreement, the Site will continue to meet the Specifications set forth in the Back End Agreement throughout its existence. Digital River agrees to comply with all the Specifications applicable for a particular Site, including all security on the Site, which are necessary to allow for the described functions to operate as the Partner desires, and to prevent third parties from unauthorized access or downloads of Symantec Products, as well as ensuring the ability to complete authorized access to the Symantec Products, starting from the Launch Date, and continuing throughout the life of the Site. If such malfunctions are not fully remedied within the time periods provided for under the terms of the Agreement or such applicable Back End Agreement, *, as such case may be, regardless of whether or not there is a *. Further, Digital River may not charge Symantec or the Partner for any expenses it would normally be able to charge Symantec or the Partner for, including but not limited to, per download fees, which are incurred during the time in which the Site is inadequately secured or malfunctioning. Examples of inadequate security include, but are not limited to, those in which (i) the authentication process for screening allowed users does not adequately screen out unauthorized users, as defined by the Partner or (ii) authorized users are able to download or obtain copies of Symantec Product in excess of that authorized by the promotion or coupon of the Partner or actually paid for by the user or (iii) authorized users are able to download or obtain copies of Symantec Product in any manner not intended by the Partner, or (iv) unauthorized users are able to obtain Symantec Products or (v) Symantec Products are obtained in a manner which was not intended by the terms of the applicable Back End Agreement, or (vi) such other security breaches, whether or not listed in the examples given above, which were preventable as they were in the complete control of Digital River to prevent.

(vii) Adjustment Period and Deviations from Specifications. Digital River agrees that upon receipt of any oral or written notice, during a period from the time of the “Effective Date” of the relevant Back End Agreement until no later than five (5) business days prior to the Launch Date of the Online Store or Download Site (the “Adjustment Period”), Digital River will make minor modifications to the Site, which are not part of the Specifications. Any change or modification to the Site which is not shown or otherwise specified in the Specifications of the Back End Agreement is defined as a “Deviation”. The Partner may notify Symantec (who will in turn notify Digital River) of any minor Deviation to the look and feel of the actual Download Site or Online Store and Digital River shall implement such minor Deviations prior to the Launch Date. After the Adjustment Period, any additional requested Deviations to the look and feel of the Download Site shall be completed by Digital River within twenty (20) days of the receipt of such requested Deviations. If any such Deviation work is outside the Specifications, whether during the Adjustment Period or thereafter, Symantec shall be billed an hourly Consulting Rate for the actual time, which shall be billed in one fifteenths (1/15th) increments of an hour for any services of less than a full hour. Any Deviation in the links provided for under the Back End Agreements, as well as to the look and feel and specific content contained on the Site after the Launch Date, which are not Corrections, shall be requested in writing by the Partner. Symantec agrees to pay the Consulting Rate for all such work that requires the professional services of a web designer or other web-site technician, and such Consulting Rate shall be billed to Symantec.

(viii) Corrections and Related Timing. The Parties agree that any corrections or

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

modifications to the Site in order to conform to, and for full and complete implementation of, the Specifications or the functionality or operation of the Site or any technical problem on the Site Store which prevents the redemption or purchase of Symantec Products or any other navigation or access by any Customer or any corrections to the Partner’s service marks, trademarks and logos is defined as a “Correction”. Digital River agrees from the “Effective Date” of the relevant Back End Agreement, until the actual Launch Date (the “Correction Period”), Corrections shall be made immediately upon receipt of such written or oral notice, but no later than before the Launch Date. No Consulting Fees whatsoever shall be charged for Corrections, regardless of whether requested during or after the Correction Period. After the Correction Period, Digital River agrees that all Corrections which prevent click-through sales or downloads, as applicable, by Customers must be repaired with the highest sense of urgency and shall be treated as Downtime, as defined in Exhibit F of the Agreement and Digital River shall remedy the situation pursuant to the terms set forth in Exhibit F of the Agreement. In any case, Corrections shall be completed no later than twenty-four (24) hours after receipt of written or oral notice of the Correction by Symantec or the Partner. Any failure to do so shall be a material breach of this Agreement and Digital River shall fully indemnify and compensate Symantec for any and all losses and damages as a result of such Corrections which are not repaired as indicated. In the event a Correction is not corrected as required under the terms of this Agreement, Symantec may, by written notice, require Digital River to immediately shut down or disable such Site and Digital River shall do so and shall otherwise be liable for all damages to Symantec as a result from any delay in doing so and for the time period in which it remains shut down and/or inoperable in accordance with the Specifications.

(ix) Down Time. Digital River shall not take down any Download Site or Online Store in a manner that prevents click-through download redemptions or purchases and installation of the Symantec Products by Customers during the peak hours, as outlined under the maintenance provisions of Exhibit F of the Agreement.

(x) Testing. Before the Launch Date, all Online Stores and Download Sites must first be tested by Digital River’s quality control personnel no less than seventy-two (72) hours before agreed upon Launch Date and be fully functional and operational and also be presented to, reviewed by and approved by the Partner and Symantec prior to actual accessibility by the Partner’s customers and/or the public, as applicable, and thereafter for each and every Correction or other modification made to the Online Store or Download Site. All testing must meet the quality assurance criteria and standards set forth for testing in Exhibit N, attached hereto and incorporated by reference into the Agreement. Digital River represents and warrants, as part of the testing and as an important function of any Site, that the Site shall be secure, at all times from the Launch Date through the life of the Site, and prevent all unauthorized users and unauthorized downloads of multiple Symantec Products without proper payment or coupon redemption by such Site user, as the case may be.

(xi) Product Updates and New Release Postings. Digital River agrees to post all Symantec Product updates and new releases on each Site, as directed by Symantec, within two (2) business days of the release or posting and receipt of notification. Notification can be via any form of written notice. All Symantec Products that Digital River is authorized to resell under this Agreement shall only be available for resale under each Site, as specifically provided for under the relevant Back End Agreement, as applicable.

(xii) Credit Card Processing Systems. Digital River agrees to comply with its credit card

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

processing terms set forth in the Agreement.

(xiii) Account Managers and Responsibilities. Digital River agrees to assign and designate an account manager to act as a contact person and resource in regards to all matters relating to the Sites and the Parties’ relationship thereto (the “Account Manager”).

The Account Manager will be (i) the point person for resolving all issues relating to the ongoing operations and management of the Online Stores and Download Sites, (ii) authorized to provide and bind Digital River on all quotes on new Online Stores and Download Sites, (iii) authorized to provide and bind Digital River on all representations of the ability to provide to Symantec certain technical features and advise on the technical feasibility of all aspects of the Online Stores and Download Sties. All cost and time quotes which shall be used to create any Back End Agreements and all verifications of technical feasibility for Online Stores and Download Sites provided by the Account Manager on behalf of the Digital River, which are based upon Specifications which are unchanged in terms of functionality in the final Specifications for the Sites, which were provided by Symantec in the form of written term sheets or e-mails prior to the finalization of the Front End Agreement and the Specifications, shall be binding on Digital River. Symantec shall be able to rely upon such quotes and advice in drafting and entering into the Front End Agreement with its Partners and in its drafting and expectation of entering into the Back End Agreement with Digital River.

     (xiv) Fulfillment and Other Fees. The provisions for fees under Section 3(b) (iii) of the Agreement concerning Sub-sites shall apply to the Sites. Digital River will sell the Symantec Products, pursuant to the terms and conditions of this Agreement, under the electronic reseller and/or packaged products provisions set forth in its Agreement, and as so indicated in the Back End Agreement, as applicable. If Digital River is appointed as the reseller under the terms of the Back End Agreement, as applicable, then Digital River shall be free to set the prices to the Customers for the Symantec Products sold on the relevant Online Store or Download Site. If Digital River is only providing hosting and design services for the Online Store or Download Site, the price for Symantec Products shall be set between Symantec and the purchaser, if a direct sell, or Symantec and such other distributor or reseller. Prices and payments from Digital River to Symantec for Symantec Products shall be as set forth in the Agreement; provided that Digital River agrees to submit a separate product order for each Online Store and/or Download Site, as applicable, and purchases of Symantec Products sold through such Online Store and/or Download Site will not be eligible for any incentive rebate programs available to Digital River under the Agreement. All fees due hereunder by Symantec shall be invoiced to Symantec to the following address: Attention Accounts Payable, Symantec Corporation, 20330 Stevens Creek Blvd., Cupertino, CA 95014. All invoices will be paid within forty-five (45) days of receipt, provided the invoice is complete and accurate.

(xv) Ownership of Site URLs, Domain Names and Sites. Digital River agrees to comply with and apply the same requirements set forth in Section 8 of the Agreement in relation to the Sites, as it currently does to the Storefront.

(xvi) No Other Changes and Application of Provisions to the Sites. All other provisions set forth in the Agreement, as amended to date, but except as modified specifically by this Section, shall apply specifically to the Sites, equally in the same manner as applied to the Storefront, and if there is any ambiguity or conflict of terms, the more specific terms set forth in this Amendment concerning the Sites, shall apply.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (xiii) Market Partner Sites.

(a) Market Partners. Symantec may from time to time, allow certain third parties pursuant to a separate co-marketing agreement by and between such third party (the “Market Partner”) and Symantec to link to the Storefront and share revenue resulting from sales through such link. The Parties shall use the attached Storefront Initiation Form (in substantially the form provided in Exhibit L, but which is subject to revision from time to time, by Symantec, as Symantec deems necessary to meet administrative objectives). Each Storefront Initiation Form, upon completion, will be governed by the terms and conditions of, and become part of, this Agreement. Within three (3) business days of receiving a Symantec approved Storefront Initiation Form, Digital River shall supply Symantec with one or more Campaign URL’s for that Market Partner, and indicate such on the Storefront Initiation Form, execute it and promptly return the same to Symantec. Each Campaign URL shall allow Digital River to (i) track the sales generated by Customers entering the Storefront from the Market Partner’s web site; and (ii) pay Symantec for the Symantec Products purchased through Market Partner, and pay the Market Partner the appropriate portion of the revenue generated in the form of a Revenue Share, as detailed below.

(b) Fees, Payments to Market Partners.

(1) Digital River Payment Terms. Pursuant to the payment terms of Sections 11(c) and (d) of the Agreement, Digital River shall pay Symantec for the Symantec Products sold to End Users during such month at the Storefront.

(2) Royalty Payment and Report from Digital River to Market Partners. If a Storefront Initiation Form calls for a revenue share to be paid to a Market Partner, Digital River shall, no later than twenty (20) days after the end of each calendar quarter, on behalf of Symantec, pay to each Market Partner an amount equal to such Market Partner’s Revenue Share Percentage (as listed on the Storefront Initiation Form) of Net Revenue but only on Net Revenue associated with those particular Symantec Products that the Storefront Initiation Form indicates on which the Market Partner should receive a Revenue Share. Along with such payment, Digital River shall deliver to the Market Partner a written report showing, in reasonable detail, the calculation of such payment for such quarter as required in Exhibit I. The payment and report required hereunder shall be sent to the Market Partner at the address listed on the Storefront Initiation Form (which may be changed by Symantec upon reasonable notice to Digital River). No later than twenty (20) days after the end of each calendar quarter, Digital River shall confirm to Symantec in writing that it has complied with its payment and reporting obligations pursuant to this subsection and shall provide Symantec with a copy of the report sent to each Market Partner at the address stated in Exhibit M. Digital River is entitled to withhold from the amounts owed to, and to be paid to, Symantec, such amount of Revenue Share that Digital River paid to each Market Partner on Symantec’s behalf and any other promotions, discounts or rebates that Symantec contractually provides to Customers of the Market Partner which results in a reduction of the proceeds that Digital River collects on a particular sale of a Symantec Product, pursuant to this section. All other amounts due and owing to Symantec are to be paid to Symantec pursuant to the terms of this Agreement.

(3) Setup Costs. Symantec will pay Digital River * for adding the link to the Storefront.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(4) Audits. Digital River shall allow the Symantec’s auditors to audit and analyze such applicable records. Any such audit shall be permitted by Digital River during normal business hours, upon at least fifteen (15) calendar days notice. The cost of this audit shall be borne by the Party initiating the audit unless the results identify a bona fide underpayment of revenue to the Market Partner or Symantec of more than five percent (5%) of the total amount owed during the audited period, in which case the cost of the audit shall be borne by Digital River.”

(c) No Other Changes and Application of Provisions to the Market Partner Sites. All other provisions set forth in the Agreement, as amended to date, but except as modified specifically by this Section, shall apply specifically to the Market Partner Sites, equally in the same manner as applied to the Storefront, and if there is any ambiguity or conflict of terms, the more specific terms set forth in this Amendment concerning the Market Partner Sites, shall apply.

     c. Customer Support Services. Digital River will provide English language Customer support services to Customers through a toll-free telephone number in North America on a 24 X 7 X 365 basis, and by email in the following languages: French, German, Italian, Swedish, Spanish, English, Portuguese, Dutch, and French Canadian. With respect to the Customer support services to be provided by Digital River hereunder, Digital River shall meet the metrics and staffing requirements set forth on Exhibit B hereto. In the event Symantec desires to change the support services that Digital River is to provide hereunder, the Parties shall mutually agree to any such changes. Specific Customer support services to be provided by Digital River are set forth below:

     (i) Answer inquiries regarding order transactions and status by e-mail and/or telephone.

     (ii) Answer End Users’ e-mail inquiries.

     (iii) Respond to failed credit card transactions inquiries.

     (iv) Process Internet and telephone orders with all payment options listed in Exhibit E

     (v) Respond to failed download inquiries.

     (vi) Respond to order disputes and billing questions.

     (vii) Answer pricing questions.

     (viii) Resolve authentication problem inquiries.

     (ix) Respond to subscribe and unsubscribe requests from Customers regarding broadcast e-mail messages on product upgrades and updates, online technical notes, and newsletters and promotions that are sent by Digital River.

     (x) Respond to return and refund credit requests in accordance with the policy set forth in the applicable Symantec Product EULA.

     (xi) Include Symantec in Digital River’s Chat Support beta program (or the equivalent thereof in the event of a name change) at *.

     d. Online Support. Digital River will also provide the following online support:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) To End Users. Digital River shall (x) permit End Users to subscribe and unsubscribe from physical and electronic communications in a real-time, web-based interface and (y) provide End

Users the ability to review their order status online on a real-time basis for electronic orders, and within 90 minutes during normal business hours for other orders.

(ii) To Symantec. Digital River shall provide Symantec with secure online access to Digital River’s order information on a worldwide, 24 X 7 X 365 basis. Such order information shall include but not be limited to identification of the product(s) ordered and shipping information.

     e. Shipping. For packaged Symantec Products that are then currently available in stock, Digital River shall conduct same business day shipment of no less than * (*%) of all orders averaged monthly, when such orders are placed before 2:00 p.m. local time of the applicable worldwide fulfillment center. Orders placed after 2:00 p.m. local time of the applicable worldwide fulfillment center may be shipped the next business day. Orders that are partially available in stock must also be shipped in accordance herewith, provided, however, that in the event that split shipments are required as a result, * will bear the freight expense for additional shipments after the first shipment (for which * shall bear the cost) if the split shipment is necessary because the applicable inventory was not available in Digital River’s stock due to the fault of Symantec (for example, because (i) Symantec did not fulfill in a reasonable timeframe any order made by Digital River in accordance with the procedures set forth herein, or (ii) inaccurate Storefront forecasting provided by Symantec to Digital River caused Digital River to have insufficient inventory of the applicable product(s)). If the inventory was not available in Digital River’s stock due to Digital River’s failure to maintain the minimum inventory level required by Section 10(b) hereof, * shall be responsible for all split shipment freight charges.

     f. Compliance with Laws. Digital River will comply with all applicable international, national, state, regional and local laws and regulations in performing its obligations hereunder and in any of its dealings with respect to Symantec Products. Digital River understands that Symantec Products are restricted by the United States Government from export to certain countries and agrees that it will not distribute or re-export Symantec Products in any way that will violate any of the export control laws or regulations of the United States, including the United States Department of Commerce Denial and Prohibition Orders, and shall not distribute, nor permit its Customers to distribute, Symantec Products to any country, firm or person listed on such Orders. Accordingly, Digital River shall use commercially reasonable measures to ensure that it does not deliver Symantec Products to End Users located in jurisdictions to which the export of Symantec Products would be prohibited under United States or other applicable laws, including, without limitation, the measures specified in Exhibit G. Symantec will, prior to the Launch Time, provide Digital River with the Export Control Classification Numbers regarding any Symantec Product and will make available to Digital River updates with respect to any additional or modified classifications specific to Symantec Products.

     g. Digital River’s Financial Condition. Digital River warrants and represents that it is in good financial condition, solvent and able to pay its bills when due. Digital River will maintain and employ in connection with its business under this Agreement such working capital and net worth as may be required in the reasonable opinion of Symantec to enable Digital River to carry out and perform all of Digital River’s obligations and responsibilities under this Agreement for the duration of its term. From time to time, upon reasonable notice by Symantec, Digital River will furnish the Symantec Chief Financial Officer, or his/her designee, such financial reports and other financial data as Symantec may reasonably request.

     h. Marketing by Digital River. Digital River shall market only Symantec Products and/or services, or third party products and/or services authorized by Symantec, to Customers while they are in the

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Storefront, but only as pre-approved and specifically provided by Symantec. Symantec will have no obligation to provide funding or other assistance in any marketing of the Symantec Products by Digital River except as otherwise mutually agreed upon by the Parties.

     i. Distribution of Packaged Symantec Products.

     (i) Digital River’s Obligations. Digital River shall offer and distribute packaged Symantec Products to Customers purchasing from the United States, Canada, Puerto Rico and Caribbean, United Kingdom, Germany, France, Benelux, Italy, Spain, and Latin America Sub-sites and located within the corresponding countries specified in Exhibit A hereto. Such distribution of packaged products shall be further subject to the SOW(s) executed by the Parties addressing implementation and other related issues. Digital River will distribute such packaged products with all notices, labels, logos, packaging, warranties, disclaimers and license agreements intact as shipped from Digital River or Digital River contracted facility. Digital River may not open the packaging for the Symantec Products without Symantec’s express written permission. Digital River shall not distribute packaged Symantec Products to locations other than the countries specified in Exhibit A hereto; provided, however, that upon reasonable notice by Symantec, Digital River shall begin to offer and distribute packaged Symantec products to Customers located in other countries in Symantec’s EMEA, Asia-Pacific, and/or Latin America region(s). In such event, the Parties shall prepare an SOW addressing development, implementation and other issues relating to Digital River’s distribution of packaged products in such additional locations, and the Parties will cooperate in determining the best-suited fulfillment partner(s) for packaged products in those regions.

     1.1 Applicability. The Parties agree that the following subsections (1.2) through (1.5) shall apply to all distribution by Digital River under the Agreement of packaged products to countries in the European Region (as defined in Section 3(i) of the Agreement), including countries that are added to the definition of “European Region” by any future amendment to the Agreement after the Amended Date of this Agreement.

     1.2 Commencement Date; Terms. Digital River shall begin offering and distributing packaged Symantec Products to Customers located in the European Region, as such term is defined in the Agreement, no later than ten business days after delivery by Symantec of the applicable pricelist for packaged Symantec Products distributed to the European Region. In the event of any future amendment of the Agreement by the Parties to include additional countries in the definition of “European Region,” Digital River shall begin offering and distributing packaged Symantec Products to Customers located in the new countries added to the definition of “European Region” no later than one business day after the effective date of any such amendment, unless the Parties agree in writing to another timeframe.

     1.3 Delivery Method. Digital River shall offer the following two delivery options to Customers in the European Region who purchase packaged Symantec Products through the Storefront: (a) standard delivery through the local postal service and (ii) overnight delivery through UPS, DHL or a similarly reliable overnight carrier. Symantec will reimburse Digital River for re-shipment costs associated with lost shipments of goods shipped via postal delivery in the European Region, for up to a maximum of three percent (3%) of the total shipments made via postal delivery by Digital River to the European Region, at which time postal service delivery will be immediately reviewed by both Parties. Such delivery methods shall be reviewed by the Parties on a quarterly basis, and Digital River shall provide Symantec with loss statistics and other reasonably requested information for purposes thereof. In the event Symantec determines that delivery through the carriers then being used for standard and/or overnight delivery are unsatisfactory in one or more countries, Digital River will begin using the different standard delivery or overnight carriers requested by Symantec as soon as reasonably possible after such request is made by Symantec, and the Parties shall mutually agree on any changes to the approved

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

shipping costs referenced in Subsection 3(i)(i)(1.5) below that are necessary due to the change(s) in carriers.

     1.4 Customer Shipping Costs. Digital River shall not charge Customers more than the applicable approved shipping charges in the table attached as Exhibit O hereto for delivery of packaged products in the European Region or the Americas, calculated at the then current exchange rate from U.S. Dollars to the applicable local currency in which the Customer pays for the purchased products.

     1.5 Customer Payment Options. Digital River shall make available to Customers the credit card and direct debit card payment options required by Exhibit E to the Agreement, but shall not be required to make the cash on delivery payment option available until notice by Symantec (if any) at a later date after further evaluation of such option. In the event Symantec requests Digital River to begin making the cash on delivery payment option available to Customers, the Parties will further address the details in a separate SOW or Amendment to this Agreement.

     (ii) Latin America Packaged Products

     1.1 Applicability. The following terms shall apply to all distribution by Digital River under the Agreement of packaged products to Customers purchasing from the Latin America Sub-site and located within the countries defined as shipping locations corresponding to the Latin America Sub-site (as defined in Section 3(i)of the Agreement), including countries that are added to the definition of shipping locations corresponding to the Latin America Sub-site by any future amendment to the Agreement.

     1.2 Commencement Date; Terms. Digital River shall begin offering and distributing packaged Symantec Products to Customers purchasing from the Latin America Sub-site and located within the countries defined as shipping locations corresponding to the Latin America Sub-site, as such shipping locations are defined in the Agreement, no later than ten business days after delivery by Symantec of the applicable pricelist for such packaged Symantec Products. In the event of any future amendment of the Agreement by the parties to include additional countries in the definition of shipping locations corresponding to the Latin America Sub-site, Digital River shall begin offering and distributing packaged Symantec Products to Customers located in the new countries added to the definition of shipping locations corresponding to the Latin America Sub-site no later than one business day after the effective date of any such amendment, unless the parties agree in writing to another timeframe.

     1.3 Delivery Method. Digital River shall offer delivery to Customers purchasing packaged Symantec Products from the Latin America Sub-site via traceable, express delivery through FedEx or a similarly reliable express carrier that can provide traceable delivery service. For those Customers located in the United States and purchasing packaged Symantec Products from the Latin America Sub-site, Digital River shall also offer standard delivery through the U.S. postal service and, except for those Customers located in Hawaii and Alaska, traceable, express delivery through UPS. Such delivery methods shall be reviewed by the parties on a quarterly basis, and Digital River shall provide Symantec with loss statistics and other reasonably requested information for purposes thereof. In the event Symantec determines that delivery through the carrier(s) then being used for delivery is unsatisfactory in one or more countries, Digital River will work with Symantec to find an alternative carrier that the parties mutually agree to. The parties shall mutually agree on any changes to the approved shipping costs referenced in Subsection 3(i)(iii) of this SOW that are necessary due to the change(s) in carrier(s).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (iii) Customer Shipping Costs. Digital River shall not charge Customers more than the applicable approved shipping charges in the table attached as Exhibit O hereto for delivery of packaged products purchased from the Latin America Sub-site, calculated at the then current exchange rate from U.S. Dollars to the applicable local currency in which the Customer pays for the purchased products. In the event that a carrier chooses to increase its shipping rates, Digital River shall notify Symantec in advance. Symantec may then choose to eliminate that carrier as an option and/or the parties may work together to come to a mutual agreement on an alternative carrier.

     j. Security. Digital River shall comply with the security requirements set forth in Exhibit H attached hereto.

     k. Symantec Marketing Opportunities and Promotions. From time to time, Symantec may send out direct mailings to Customers and potential Customers offering a discount or instant electronic rebate on the purchase price of Symantec Products and/or free shipping and handling. Digital River agrees to honor such promotional mailings and Symantec shall reimburse the exact dollar amount of such discounts, instant electronic rebates and free shipping and handling promotions actually honored by Digital River to Customers.

     l. Download Warranty Service aka Electronic Download Service (“EDS”).

               (i) Download Warranty Service. Digital River shall offer the Download Warranty Service through the Storefront, which may be purchased by Symantec Customers simultaneously purchasing Symantec Products through the Storefront. “Download Warranty Service” shall mean a service which, when purchased by a Customer, will give the Customer the right to re-download any Symantec Product purchased through the Storefront within one year of the date of purchase of such product, for the sole purpose of reinstalling a replacement copy of such Symantec Product on the Customer’s computer in the event the Customer has reformatted his/her hard drive, inadvertently uninstalled the Symantec Product, or changed computers. Such right to re-download shall only apply to the Symantec Product version originally purchased by the Customer simultaneously with the purchase of the Download Warranty Service, and the re-downloaded Symantec Product shall be considered a replacement of the originally purchased product, which replacement continues to be subject to the applicable product EULA.

               (ii) Discontinuation of Service. Symantec may terminate Digital River’s right to offer and sell the Download Warranty Service if a notice of breach relating to this service remains uncured for a period of thirty (30) days after delivery of notice in compliance with Section 21 of the Agreement. Digital River shall continue to offer the Download Warranty Service under the terms set forth herein unless or until this right is terminated per the termination provisions set forth herein, or the Parties mutually agree to terminate this right or the Parties otherwise modify it as agreed in an amendment to this Agreement executed by both Parties. Digital River agrees that Symantec shall have the right to terminate Digital River’s right to offer the service at any time upon five business days’ written notice if a breach of the security requirements set forth in Exhibit H are not remedied within five (5) business days from delivery of notice, in compliance with Section 21 of the Agreement. Symantec may agree, in its sole discretion, to provide an extension of this time period if Symantec is satisfied that Digital River has a plan to, and is acting to, mitigate the failure and to correct the problems.

               (iii) Details to Customer. Digital River shall provide Storefront Customers with an accurate description of the terms and conditions of the Download Warranty Service as specified in Subsection 3(l)(i) hereof, and shall submit such terms and conditions to Symantec for its pre-approval. If Symantec requests, Digital River will structure the order page on which the Customer will indicate whether

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

he/she will purchase the Download Warranty Service such that the Customer is required to take an action to order the service.

               (iv) As consideration for the right to sell the Download Warranty Service or EDS granted to Digital River by Symantec herein, Digital River shall pay Symantec * (*) of the fees that Digital River charges the End User. Digital River shall charge the End Users whatever fee it so determines. Although the Parties agree that Digital River may set such pricing in its sole discretion as it so determines, the Parties acknowledge that * ($*) is the estimated retail price for a download warranty service. The amounts owed by Digital River to Symantec under this paragraph shall be applied as a credit on the monthly invoice(s) sent by Digital River to Symantec pursuant to Section 11(b) of the Agreement. Such invoice(s) will contain information reflecting Digital River’s method of calculating the total credit applied. If no invoice is sent to Symantec in a particular month, Digital River will apply the credit to the next invoice sent to Symantec, or at Symantec’s request, to a Symantec marketing campaign.

(a) Within 5 days after the end of the first month of the Trial Period, Digital River shall provide a report to Symantec with the following information for the first month of the Trial Period: (i) percentage of Customers that simultaneously purchased one or more Symantec Products and the Download Warranty Service for such product(s) and (ii) statistics reflecting which Symantec Products were purchased by Customers with the Download Warranty Service.

(b) Digital River shall make the following Customer and product information for Customers that purchased the Download Warranty Service available on an ongoing basis through Digital River’s remote management tool, or if temporarily not available through the remote management tool, Digital River will send such information electronically to Symantec on a weekly basis: Customer name, address, telephone number and email address; name, version number and SKU of the Symantec Product(s) for which the Download Warranty Service was purchased; and the Download Warranty Service purchase date.

(c) Within 15 days following the end of any month during which Digital River is offering the Download Warranty Service through the Storefront, Digital River shall provide a report to Symantec with the following information for the previous month: (i) the number of Customer service/technical support calls received in which a Customer had a question or issue relating to the Download Warranty Service and the total number of minutes it took to resolve each such call and (ii) Digital River’s Net Receipts from sales of the Download Warranty Service.

     (v) Any Customer service/technical support calls in which a Customer has a question or issue relating to the Download Warranty Service shall not be included as part of Digital River’s Customer Service Expense under Section 11(h) of the Agreement.

               (m) * (*) Hours A Quarter. The Parties agree that each quarter, Digital River will provide no less than * (*) hours of project consulting time, which shall be for any project that Symantec determines, in its sole discretion. All projects shall be pursuant to a signed Statement of Work (“SOW”). If Symantec does not use all of the hours in a quarter, there is no carry over of the hours to the next quarter. Digital River shall provide detailed reports on all hours of work performed for billing purposes, including the first * (*) hours each quarter. All hours of work above this quarterly allowance of * (*) shall be paid at the Consulting Rate. The * (*) hours shall not include any fees for any modifications to Digital River’s infrastructure to comply with its obligations under the terms of this Agreement, and such necessary changes shall not be considered a project.

4. Privacy and Ownership of Customer Information.

     a. Symantec Privacy Policy; Use and Ownership of Customer Information . Digital River shall (i)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

post the Privacy Policy on each Sub-site in the applicable language of such Sub-site, (ii) update such Privacy Policy on each Sub-site from time to time upon notice from Symantec that such Privacy Policy has been changed and (iii) comply with all the obligations of Symantec described in such Privacy Policy in connection with all Customer transactions conducted through the Storefront. Digital River shall not request any Customer Information that is not required to perform its obligations hereunder. Digital River agrees that all Customer Information is the property of Symantec and Digital River may only use such information to perform its obligations hereunder or as requested by Symantec, and for no other purpose. Digital River further shall (i) keep all Customer Information strictly confidential, provided that Digital River may provide necessary Customer Information to payment processors solely in connection with processing payments from Customers for Symantec Products and (ii) delete all Customer Information from its records and systems after it is no longer reasonably necessary for Digital River to retain such information to perform its obligations hereunder. Further Digital River must comply with various foreign laws which require a notice to the Customer that Digital River is the entity collecting the information on behalf of Symantec and will do so in compliance with the posted Symantec Privacy Policy. The process of collecting data must inform the Customer that all payment related information will be used only by Digital River to process the order and that all other provided information will be used solely by Symantec as indicated in the Symantec Privacy Policy. The process required must allow the Customer to access his or her own Customer Information collected by contacting Customer support and asking them to amend or otherwise designate the Customer as opted out and not to be contacted or when such automated technology later becomes available and is implemented by mutual agreement of the Parties, allow the Customer to directly access his or her own Customer Information collected and amend or otherwise designate the Customer as opted out and not to be contacted.

     b. Disclosures to Customers; Customer Choice. In connection with processing Customer orders, Digital River shall (i) distinguish between “required” and “non-required” fields in the order entry process, (ii) disclose how the Customer Information provided may or will be used and (iii) present Customers with opt out or opt in options on order pages, which options shall require Customers to give permission for subsequent uses of their personal information by Symantec or third parties for purposes of providing notification of product upgrades, new services and/or products, newsgroups, special offers, seminars or other marketing purposes, except in all EU countries, where only opt-in options will be presented to those Customers. For Sub-Sites serving North America, fields for consent options will have default answers (with the default set at “consent”) or field validation methods that force decisions such that fields are not left unanswered. For Sub-sites serving all other regions in the Territory, fields for consent options will have default answers (with the default set at “no consent”) or field validation methods that force decisions such that fields are not left unanswered, except in all EU countries, where only an opt-in is provided. The foregoing consent options and default answers may be modified at Symantec’s discretion.

     c. AntiSpam Policies and All Messaging to Customers. Digital River shall comply with Symantec’s internal Anti-Spam Policy, as relayed to Digital River from time to time, and which is subject to change at Symantec’s sole discretion, from time to time, effective upon Digital River’s receipt of an updated version from Symantec. Any and all messaging that Digital River sends out on behalf of Symantec, electronic or otherwise, shall be first approved in writing or email by the Vice President of Global On-Line Sales of Symantec. Digital River shall not send any messages to Symantec’s Customers or any visitors to Shop Symantec which are other than those requested by Symantec and shall not use any Customer list of Symantec’s for any purpose, other than for Symantec’s benefit, as directed by Symantec.

5. Use of Symantec and Digital River Names.

     a. Symantec Name.

               (i) Orders. All Internet orders processed by Digital River, including orders from the

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Storefront and Try/Buy sections, must have the look and feel of Symantec.

               (ii) Telephone. Digital River shall use the name “Symantec Order Desk” when answering telephone lines that are dedicated to providing services for eligible End Users.

               (iii) Documents. Digital River shall use the name “Shop Symantec” on its correspondence when it deals with Symantec Customers, and when it bills Customers’ credit cards.

               (iv) Invoices; Confirmations. Digital River shall use the name “Shop Symantec” and the appropriate Digital River address when it sends invoices and confirmations to Symantec Customers.

               (v) Nonaffiliation. If at any point during the term of this Agreement, Digital River publishes, either orally or written, any promotion of Symantec Products or services, Digital River shall use a disclaimer that states that Digital River is not an affiliate of Symantec in such promotion. At no time will Digital River hold itself out to be an affiliate of Symantec, either orally or in writing.

               (vi) Other. Digital River may use the name “Shop Symantec” for other purposes for which it requests and receives written permission to do so. Digital River does not have a license to use the Symantec name, or any variation thereof, for any purposes not listed above.

     b. Digital River Name. Digital River shall not display its name or any of its trademarks or other identifying marks at any location on the Storefront except as directed by Symantec to provide notice that Digital River is a contracted vendor and on the order processing page prior to receiving Customers’ credit card information for purposes of notifying Customers that the applicable credit card charge will be made by Digital River.

6. Symantec’s Trademarks, Trade Names and Copyrights.

During the term of this Agreement, Digital River is authorized by Symantec to use the trademark “Symantec,” the Symantec logos for Symantec Products and the designations “Symantec Order Desk” and “Shop Symantec” in connection with Digital River’s services under this Agreement. Digital River’s use of such trademark, logos, and designations will be in accordance with Symantec’s policies in effect from time to time, including but not limited to trademark usage and cooperative advertising policies. Digital River shall not alter, erase, deface or overprint any trademark, copyright, trade name, or other proprietary right notice on anything provided by Symantec. Digital River acknowledges that Symantec owns and retains all copyrights and other proprietary rights in all Symantec Products, and agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity or enforceability of any trademark, trade name, copyright or logo belonging to or licensed to Symantec (including, without limitation, any act, or assistance to any act, which may infringe or lead to the infringement of any copyright in Symantec Products). All rights not expressly granted herein are reserved by Symantec. Nothing in the Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant Digital River any right, title, or interest in Symantec’s trademarks and logos. Digital River’s use of Symantec’s trademarks and logos shall inure solely to the benefit of Symantec. Digital River hereby assigns all rights it may acquire by operation of law or otherwise in Symantec’s trademarks and logos, including all goodwill associated therewith. Digital River will not alter, reverse engineer, decompile, disassemble or rent the Symantec Products or otherwise attempt to learn the source code, structure, or algorithms underlying the Symantec Products. Digital River will not sell, lend or transfer any user manual or printed documentation or other materials included with Symantec Products separately from the distribution of Symantec Products.

7. Digital River’s Trademarks, Trade Names and Copyrights.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

During the term of this Agreement, Symantec is authorized by Digital River to use Digital River’s trademarks and logos in connection with Symantec’s advertisement and promotion of the Storefront. Symantec’s use of such trademark and logos will be in accordance with Digital River’s policies in effect from time to time, including, but not limited to, trademark usage and cooperative advertising policies. Symantec will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity or enforceability of any trademark, trade name, copyright or logo belonging to Digital River. All rights not expressly granted herein are reserved by Digital River. Nothing in the Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant Symantec any right, title, or interest in Digital River’s trademarks and logos. Symantec’s use of Digital River’s trademarks and logos shall inure solely to the benefit of Digital River. Symantec hereby assigns all rights it may acquire by operation of law or otherwise in Digital River’s trademarks and logos, including all goodwill associated therewith.

8. Ownership of Storefront URLs and Domain Names.

Symantec shall designate and own the URLs that are to be used for the Storefront, any Sub-sites, Sites and Market Partner Sites. These ownership rights extend to all domain names and URLs required to functionally operate the Storefront site, any Sub-sites, Sites and Market Partner Sites, including, but not limited to, Storefront URLs and Key server URLs. Symantec grants Digital River limited rights to the URLs to the extent that access to the URLs is necessary in order for Digital River to meet its obligations hereunder.

9. Reporting; Records; Inspection; Purchase Orders.

     a. Notification. Digital River will notify Symantec in writing of any claim or proceeding involving Symantec Products within ten (10) days after Digital River learns of such claim or proceeding. This notification requirement shall not include claims relating to service or credit card charges. Digital River will report promptly to Symantec all claimed or suspected product defects. Digital River will also notify Symantec in writing not more than thirty (30) days after any change in the control of Digital River or any transfer of more than twenty-five percent (25%) of Digital River’s voting control or a transfer of substantially all its assets.

     b. Reporting. Digital River must provide Symantec with the reports and access to reporting information set forth below. All reports provided by Digital River must have the capability of being sorted or totaled on every field.

               (i) Online Reporting Tool. Digital River shall provide Symantec access on a 24 X 7 X 365 basis to its online reporting tool that will provide Symantec the ability to obtain all sales and marketing data relating to the Symantec Products as fully updated by Digital River each 24 hours. The data made available by such online reporting tool shall at a minimum include all Customer Information gathered by Digital River in the course of performing its obligations hereunder, other than credit card numbers of other financially sensitive information, and the following sales data for each product sold: Customer name, Customer billing and email addresses, product sold, SKU, quantity, price, country code and promotional code/campaign ID. Such online reporting tool will provide authenticated access to authorized Symantec employees on a worldwide basis. Within 30 days after the initial launch of the Storefront by Digital River, Digital River shall add a feature to the online reporting tool that will permit Symantec to obtain sales and marketing data relating to Try/Buy software.

               (ii) Site Reporting. Digital River shall provide Symantec the site reports detailed in Exhibit I, as may be amended by Symantec from time to time upon reasonable notice to Digital River,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

either through the online reporting tool described in the foregoing subsection, or by electronic transmission if not available through the online reporting tool. If Symantec makes a request for a new report or a change to an existing report, the Parties will prepare and mutually agree upon an SOW with respect thereto.

               (iii) EDI Sell-Through and Returns Reporting. Digital River shall (a) provide to Symantec electronically on a daily basis the EDI sell-through reports containing the information set forth in Section 1 of Exhibit K hereto and (b) provide to Symantec electronically on a weekly basis the product returns reports containing the information set forth in Section 2 of Exhibit K hereto, as such Exhibit K may be amended by Symantec from time to time upon the mutual written agreement of the Parties. The Parties agree that the daily EDI information feed provided for in Section 9(b)(iii) of the Agreement shall be based on a three-day lag period (i.e., the EDI sell-through information submitted on a given day shall relate to Storefront sales three days prior) and be presented in accordance with the EDI template provided by Symantec. In addition, with respect to any Symantec Products sold through the Sub-sites that have List Prices in currencies other than the U.S. Dollar, the price reflected in the EDI information feed to be paid to Symantec by Digital River for such Symantec Products shall be noted in U.S. Dollars. Digital River shall determine the amount owed to Symantec in U.S. Dollars for each such Symantec Product by using a published exchange rate for the date of the sale of such product by DR to the Customer in order to convert the amount owed in the applicable List Price currency for such product to a total in U.S. Dollars.

               (iv) Penetration Report. Digital River shall provide Symantec with a penetration report (“Penetration Report”) by the tenth (10th ) day of each month for the prior month sales which contains the information prescribed in the template provided by Symantec. The price reflected on such Penetration Report as the amount to be paid by Digital River to Symantec for any Symantec Products sold through the Sub-Sites that have List Prices in currencies other than the U.S. Dollar shall be calculated in the same manner as required for the daily EDI reports.

     c. Records and Audits. Digital River will maintain its records relating to distribution of Symantec Products for at least three (3) years after their creation, and will permit Symantec or its representative to examine such records upon reasonable notice during reasonable business hours. Symantec or any such representative shall agree to hold information obtained in such examination in confidence and shall only reveal to Symantec such information as is necessary to verify Digital River’s compliance or noncompliance with this Agreement. Digital River will promptly pay any payments found due by such an examination, plus interest, and if any examination discloses a shortfall in any payments due Symantec in a calendar quarter of more than five percent (5%), Digital River will pay the reasonable fee of the auditors for that examination.

     d. Audit of Packaged Product Inventory. Symantec or its representative shall have the right to inspect the packaged Symantec Products inventory held by Digital River upon reasonable notice at all reasonable times.

     e. Purchase Orders.

               (i) Purchase Order Procedures for all Symantec Products. Digital River shall submit purchase orders to Symantec Order Services at the address listed in Section 5 of Exhibit K hereto for packaged Symantec Products, which purchase orders shall indicate for each product the product name and SKU, quantity ordered and List Price. The terms and conditions of this Agreement and the Symantec confirmation will apply to each order accepted by Symantec hereunder. Should there be conflicts in terms between Symantec’s confirmations and this Agreement, the terms of this Agreement shall control. The provisions of Digital River’s form of purchase order or business forms will not apply to any order notwithstanding Symantec’s acknowledgment or acceptance of such order.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               (ii) Additional Purchase Order Policies for Packaged Symantec Products. All of Digital River’s orders for packaged Symantec Products shall be in shipping carton quantities (or integral multiples thereof) and shall be subject to acceptance in writing by Symantec at its principal place(s) of business and shall not be binding until the earlier of such acceptance or shipment, and, in the case of acceptance by shipment, only as to the portion of the order actually shipped. Symantec reserves the right to cancel any orders placed by Digital River and accepted by Symantec as set forth above, or to refuse or delay shipment thereof, as it so desires if Digital River (a) fails to make any payment as provided in this Agreement or under the terms of payment set forth in any invoice or otherwise agreed to by Symantec and Digital River, (b) fails to meet reasonable credit or financial requirements established by Symantec, including any limitations on allowable credit, (c) otherwise fails to comply with the terms and conditions of this Agreement or (d) in Symantec’s opinion, has an excess inventory of packaged Symantec Products. Symantec also reserves the right to cancel any orders for Symantec Products deleted from Exhibit A to this Agreement pursuant to Section 2.d.(iii) without liability of any kind to Digital River or to any other person. No such cancellation, refusal or delay will be deemed a termination (unless Symantec so advises Digital River) or breach of this Agreement by Symantec.

               (iii) Acceptance of North America Purchase Orders by Digital River for Purchase on the Storefront. Digital River agrees to accept purchase orders from small business and Enterprise Customers on the Storefront that purchase more than Five Hundred Dollars ($500) if the purchase order is in the form set forth in Exhibit T (the “Customer Purchase Order"). Digital River hereby * associated with accepting the Customer Purchase Orders, including but not limited to *. Digital River shall settle the Symantec’s invoices and pay Symantec in full, notwithstanding any default on the part of End Users to pay Digital River. Digital River will ensure that the Customer Purchase Order process remains available in accordance with the Service Level Requirements set forth in Exhibit F. Digital River shall ensure that the End User experience with the Customer Purchase Order is as follows:

o	Customer decides to purchase a Symantec Product

o	Shopping cart page displays “Pay on Purchase Order”

o	Customer completes the Customer Purchaser Order and submits it to Digital River electronically

o	Digital River communicates approval or denial of credit within no more than forty-eight (48) hours

o	If approved, Customer will have the ability to download the Symantec Product(s), have physical versions shipped, or license certificate generated once they complete the process.

10. Packaged Symantec Products.

     a. Consignment of Packaged Symantec Products; Title. Digital River shall hold all packaged Symantec Products ordered and received from Symantec under this Agreement on a consignment basis. Title to all Symantec Products held on consignment is reserved by Symantec until the sale of the Symantec Products by Digital River to End Users. At the moment of sale of Symantec Products to End Users, title shall pass from Symantec to Digital River, and then immediately from Digital River to the End User. Until such time as title passes to the End User, Digital River shall have no right to pledge, mortgage, or otherwise encumber Symantec Products. Digital River agrees to cooperate with Symantec in effecting protections afforded consignment sellers under the Uniform Commercial Code, including the execution of UCC-1 financing statements. Symantec shall be responsible for the preparation of such financing statements for Digital River’s review and signature, and for the filing of such financing statements and payment of filing costs. No security interest shall be granted in the proceeds from the sale of the consigned Symantec Products.

     b. Inventory. Digital River will maintain warehousing facilities and an inventory of packaged

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Symantec Products sufficient to serve adequately the needs of the Storefront Customers on a reasonably timely basis. Digital River will maintain a minimum of four weeks of packaged product inventory and a maximum of six weeks of packaged product inventory based on Symantec’s forecast for the Storefront for the applicable quarter.

     c. Storage and Segregation of Symantec Products. Without the prior written consent of Symantec, Digital River shall not store any Symantec Products held on consignment at any location other than at the Digital River contracted or owned facility to which Symantec ships such Symantec Products. Digital River shall clearly label Symantec Products as products and property owned by Symantec and held by Digital River on consignment. Digital River shall not use any Symantec Product inventory purchased or held by Digital River under any agreement between the Parties other than this Agreement to fulfill Customer purchases made through the Storefront.

     d. Shrinkage; Insurance. Digital River shall be responsible for any shrinkage due to loss or damage to any Symantec Products while on consignment. For purposes of calculating any Digital River liability due to shrinkage, the value of such consigned goods shall be based upon Symantec’s cost of manufacturing the applicable products that were lost or damaged. Without limiting the foregoing, Digital River agrees to use commercially reasonable efforts to protect and preserve the Symantec Products while on consignment and to use all reasonable precautions with its staff and facilities to prevent unauthorized access to, removal of, or interference with, the Symantec Products. Digital River further agrees to maintain all-risk property insurance in an adequate amount to fully insure all Symantec Products while on consignment, wherever located, and will cause Symantec to be named as an additional insured on such policy throughout the term of this Agreement. Such insurance shall indicate that the coverage with respect to Symantec will be primary without right of contribution of any other insurance carried by Symantec.

     e. Shipment. All packaged Symantec Products purchased directly from Symantec will be shipped by Symantec F.O.B., Symantec’s point of delivery. Shipments will be made to Digital River’s identified warehouse facilities or freight forwarder. Symantec will be responsible for paying all shipping, freight and insurance charges.

     f. Risk of Loss. Title to Symantec Products ordered by Digital River is reserved by Symantec until sale by Digital River to End Users. However, all risk of loss or damage will pass to Digital River, or to such financing institution or other parties as may have been designated to Symantec by Digital River, upon delivery by Symantec to Digital River. Symantec will bear the risk of loss or damage in transit.

     g. Partial Delivery. Unless Digital River clearly advises Symantec to the contrary in writing, Symantec may make partial shipments on account of Digital River’s orders, to be separately invoiced and paid for when due.

     h. Delivery Schedule; Delays. Symantec will use reasonable efforts to meet Digital River’s requested delivery schedules for packaged Symantec Products, but Symantec reserves the right to refuse, cancel or delay shipment to Digital River as it so desires. Should orders for Symantec Products exceed Symantec’s available inventory, Symantec will allocate its available inventory and make deliveries on a basis Symantec deems equitable, in its sole discretion, and without liability to Digital River on account of the method of allocation chosen or its implementation. In any event, Symantec shall not be liable for any damages, direct, consequential, special or otherwise, to Digital River or to any other person for failure to deliver or for any delay or error in delivery of Symantec Products for any reason whatsoever.

     i. Account Receivables in Trust. Until such time as payment is received by Symantec, Digital River shall hold the account receivables from the sale of any packaged Symantec Products to End Users in trust for Symantec. Digital River shall have no right, title, or interest in, and shall not pledge, mortgage, or

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

otherwise encumber such accounts receivables.

     j. Field Destruction. Digital River and Symantec entered into a separate written agreement dated Logistics RMA Destruction Supplier Review Checklist agreement on July 22, 2002 (the “Field Destruction Agreement”), so that Digital River may destroy obsolete inventory in the field subject to the terms and conditions of such Field Destruction Agreement, this Agreement, and pursuant to the executed Certification, attached hereto as Exhibit V (the “Certification”). The terms and conditions of all specific, executed Certifications and the Field Destruction Agreements are incorporated herein by reference. Digital River agrees to assume sole responsibility for managing the audit and destruction of obsolete product for packaged Symantec Products at Digital River’s sole expense, all as pursuant to the terms of this Agreement, the Certification and the Field Destruction Agreement. Digital River will contract with a third party, which third party selection and contract terms and conditions must be approved by Symantec, for audit and destruction services to be performed in compliance with Symantec’s requirements, a copy of which requirements will be attached to such Field Destruction Agreement as an Attachment A and incorporated by reference herein. Symantec and Digital River will accept the third party’s count as final, however Symantec reserves the right, in its sole discretion, to audit any count hereunder. Digital River and third party will comply with the RMA procedures provided by Symantec, as may be modified from time to time unilaterally by Symantec.

11. Pricing and License Fees; Payments; Payment Terms; Taxes, Tariffs.

     a. Digital River Pricing to End Users. Although Symantec may provide and change from time to time a suggested retail price (“ERP”) for the Symantec Products, Digital River shall be free to set and offer End Users any price (license fee) for the Symantec Products.

               (i) Pricing When Symantec Does Direct Sale on Sites For Partners Under Section 3(b)(xii). From time to time, Symantec may agree to a direct sale to the Partners under the terms of the Front End Agreement for a particular Site and then only engage Digital River to provide hosting and design services for the Site. If such an arrangement is indicated in the Back End Agreement, the price for the Symantec Products will be set by Symantec directly for the Partner’s End Users and the terms for payment and pricing are between the Partner’s End Users (or if purchased by the Partner, then the Partner) and Symantec only. Symantec shall pay Digital River its ERP, per the terms of the Agreement, if Symantec requires Digital River to deliver any boxed product in the Back End Agreement. If the direct sale is pursuant to a download site, then Symantec shall pay Digital River its standard per transaction or per download fee as indicated in the relevant Back End Agreement, which will clearly indicate the transaction is a direct sale by Symantec arrangement. All other terms of Section 11 shall apply to such Sites unless otherwise specifically modified herein.

     b. Payments by Symantec to Digital River. Digital River’s sole compensation for its services under this Agreement will be its margin obtained through its resale of Symantec Products and the fees expressly agreed by the Parties herein or in one or more separate SOWs. Digital River shall invoice Symantec on a monthly basis for any fees owing by Symantec to Digital River hereunder. Invoices shall be mailed to Symantec Accounts Payable at the address set forth in Section 21 hereof, and shall be due and payable thirty (30) days after receipt by Symantec.

     c. Payments by Digital River to Symantec.

               (i) Symantec Pricing to Digital River. From time to time, Symantec shall provide Digital River with price lists setting forth the undiscounted prices from Symantec to Digital River for the Symantec Products (“List Price(s)”). The current price lists for the Symantec Products as of the Amended Date is set

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

forth as Exhibit A to this Agreement. Symantec’s Revenue Accounting department and E-commerce Marketing team will maintain and update the Symantec Products in terms of both product lines offered, their SKUs listing and any pricing changes, and forward this updated list to Digital River for the purpose of calculating the price adjustment for the actual final price that Digital River pays to Symantec, in accordance with the Partner Efficiency Sharing Model, as indicated below. Unless otherwise noted and provided as separate lists in Exhibit A, the List Price and the ERPs are the same.

               The actual final price that Digital River pays Symantec for each Symantec Product that is a consumer product shall be based upon the Partner Efficiency Sharing Model set forth below, which is determined, based upon the volume of sales made by Digital River. Starting from the Amended Date, the calculation for the first two monthly remittances from Digital River to Symantec of each quarter will be based upon the previous established rate of * percent (*%). At the conclusion of the third month from the Amended Date, Symantec and Digital River will calculate the rate to be applied for the quarter concluded. Thereafter, at the end of each quarter, the Parties will agree on an estimated “Revenue @ ERP” for the upcoming quarter which shall be no less than the prior quarter’s actual “Revenue @ ERP”. After the conclusion of each quarter, a true up against the actual “Revenue @ ERP shall be performed per the schedule set forth below. The amount due for consumer Symantec Products will be determined as follows: (i) the actual total dollar value of the consumer Symantec Products sold for the quarter (which amount shall be derived from the “penetration report” generated by Digital River) (the “Net Discounted Sales”) will be multiplied by four (4) to annualize the amount, then (ii) locate that total amount in the column “Revenue @ ERP” on the Partner Efficiency Sharing Model below and (iii) find the * indicated at such level of “Revenue @ ERP” in the Partner Efficiency Sharing Model. The applicable percentage discount will be applied to the Net Discounted Sales for such consumer Symantec Products to determine the discount to the List Price that Digital River shall pay Symantec for the Symantec Products. The Parties agree to communicate the actual amount due to Symantec on the fourth day of the next quarter.

               A finalized activity report will be sent to Symantec on the tenth (10th) of each month. Digital River shall pay Symantec the amount due by no later than the twentieth (20th) of each month. There are no other annual catch up adjustments or rebates based upon other quarterly activity that will be applied in determining the final price that Digital River shall pay Symantec for the Symantec Products. Subject to the foregoing requirement, Symantec reserves the right to from time to time increase or decrease its List Prices to Digital River and the ERPs for the Symantec Products, which changes shall be effected by Symantec’s delivery to Digital River of an updated price list. The Partner Efficiency Sharing Model will be revisited by the Parties and may be adjusted by a mutually signed amendment on the second anniversary of the Amended Date.

               The final price that Digital River pays for each Enterprise Symantec Product shall be equal to *% of * for such Enterprise Symantec Product. This percentage will be revisited by the Parties and may be adjusted by a mutually signed amendment on the first anniversary of the Amended Date.

               The final price that Digital River pays for consumer and small business for APAC shall be equal to * percent (*%) of * for such Symantec Product excluding Symantec Product sold through Australia and New Zealand English Language Stores being hosted on Digital River’s V3 Platform, which will be paid at * percent (*%). Such percentage that is applied to List Price will be varied based on Digital River’s roadmap and schedule for shipping into APAC countries. Digital River represents that it will make best efforts to ship to APAC in accordance with the roadmap it delivered to Symantec. Should the schedule, which is attached as Exhibit U be changed or not fulfilled, Symantec reserves the right to reduce the percentage accordingly upon written notice to Digital River. This percentage will be revisited by the Parties and may be adjusted by a mutually signed amendment on the first anniversary of the Amended Date.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Partner Efficiency-Sharing Model.
*
*

* *	*%
*	*%

*

*

*

               (ii) Invoicing. For all ESD products, Symantec shall invoice Digital River for Purchase First products sold to End Users, and for Try/Buy products downloaded and subsequently purchased by End Users. For packaged Symantec Products, Symantec shall invoice Digital River for stock shipped and sold to End Users (even if payment has not been collected from any End User) and for shrinkage as outlined in Section 10(d)of the Agreement.

For the Symantec Products sold through the Sub-sites that have List Prices in currencies other than the U.S. Dollar, Symantec will invoice Digital River in U.S. Dollars based on the currency conversion calculated by Digital River as required by Section 9(iii) of the Agreement and transmitted through the EDI report for processing by Symantec. Symantec understands that Digital River’s internal processes are structured such that Digital River automatically sends payment to Symantec based on the monthly Penetration Report processed by Digital River. To the extent there are any discrepancies in the amount owed to Symantec based on the daily EDI reporting and the monthly Penetration Report, the Parties shall cooperate to reconcile such discrepancies in order to determine the amount actually owed by Digital River to Symantec based on the number of Symantec Product units actually sold and the applicable List Prices.

               (iii) Digital River Payment Terms. On the 20th day of each month, Digital River shall (x) settle all Symantec invoices for the previous month’s sales and shrinkage by wire transfer and (y) send remittance advice to Symantec Accounts Receivable at the address set forth on Section 4 of Exhibit K, which remittance advice shall detail the payments made to Symantec by purchase order number. All payments due from Digital River shall be made in United States dollars (or such other currency as agreed by both Parties) by wire transfer to the applicable banking facilities set forth on Section 3 of Exhibit K, or such other banking facility designated in writing by Symantec. Symantec shall pay the applicable wire transfer fees incurred in connection with Digital River’s transmission of payments hereunder. Symantec reserves the right, upon written notice to Digital River, to declare all sums immediately due and payable in the event of a breach by Digital River of any of its obligations to Symantec as outlined in Section 19(b)(i) or (b)(ii).

     Digital River is hereby authorized to do a “Fed Wire” or “Pure Swift Transfer” only of any funds due and owing to Symantec, directly into Symantec’s bank account. This does not authorize Digital River to do any other electronic deposits of any type. Digital River shall keep all information relating to Symantec’s bank accounts and other related financial information (the “Confidential Banking Information”) completely confidential and shall not disclose any Confidential Banking Information to any party without Symantec’s prior written consent. Digital River shall be solely liable for any losses that Symantec incurs as a result of mistakes, misappropriations of funds or unauthorized disclosure of Confidential Banking Information and shall separately obtain its own indemnity from any third parties which may also be responsible, as applicable. Digital River shall correct the problem or mistake and compensate Symantec within no less than twenty-four (24) hours of becoming aware of the problem or mistake. Any failure to comply with these provisions shall be deemed an immediate and material breach of this Agreement.”

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     d. Failure to Pay. Any payment or part of a payment owing by either Party that is not paid when due, shall, after written notice by the other, bear interest at the rate of 1.5% per month from its due date until paid. Failure of either Party to pay any non-disputed fees or other charges when due shall constitute, after the other Party receives written notice and has had ten (10) days to cure non-payment, sufficient cause for the other Party to immediately suspend its performance hereunder and/or to terminate this Agreement in accordance with Section 19(b)(i). Digital River’s obligation to pay Symantec hereunder shall not be affected by Digital River’s *.

     e. Taxes, Tariffs, Fees. The Symantec Product List Prices do not include any national, state or local sales, use, value added or other taxes, customs duties, or similar tariffs and fees which Symantec may be required to pay or collect upon the sale or delivery of Symantec Products or upon collection of the sales price (a “Tax”). The definition of Tax does not include any income or similar taxes payable by Symantec as a result of revenues received by Symantec pursuant to this Agreement. Should any Tax or levy be made, Digital River shall pay such Tax or levy and indemnify Symantec for any claim for such Tax or levy demanded. Digital River represents and warrants to Symantec that all Symantec Products acquired hereunder are for redistribution in the ordinary course of Digital River’s business, and Digital River shall provide Symantec with appropriate resale certificate and other documentation satisfactory to the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees.

     f. Credit Risk. Digital River shall take * related to the End Users, including but not limited to *. Digital River shall settle Symantec’s invoices notwithstanding any default on the part of End Users to pay Digital River.

     g. Returned Products. Digital River shall be authorized to conduct field destruction for products returned by End Users that are not suitable for resale. Symantec shall provide Digital River with a credit equal to the applicable List Price for each return received in accordance with the applicable EULA and reported to Symantec in accordance with Section 9(b)(iii). Digital River will require a letter of destruction from all End Users who request a refund in accordance with Symantec’s refund policy. Upon Symantec’s request, Digital River will provide Symantec with all letters of destruction as proof of refund. Symantec shall reimburse Digital River for the return costs to the extent the total gross units of Symantec Product returned in a given quarter exceeds * percent (*%) of gross total number of units of Symantec Product returned for such quarter, as calculated on a monthly basis and average for the quarter. In such case, Digital River shall invoice Symantec for such amounts as set forth in Section 11(b) of this Agreement. The amount of the return/refund request processing fee will be subject to review by the Parties on a quarterly basis.

     h. Maximum Customer Service Expense. As provided in this subsection, Symantec shall reimburse Digital River to the extent its total Customer Service Expense in a given month exceeds * percent (*%) of Net Sales for such month, as calculated on a monthly basis and average for the quarter. “Net Sales”, for purposes of this subsection, shall mean Digital River’s actual gross receipts from distribution of the Symantec Products in the Territory, less returns and related tax and shipping costs. Digital River’s “Customer Service Expense” for a given month shall be calculated as: (i) Digital River’s Internal Customer Service Costs, plus (ii) the actual charges from third party providers used by Digital River to meet its Customer service obligations under this Agreement, provided that Symantec has previously approved in writing the arrangements (including rates charged) made between Digital River and any such third party provider, plus (iii) the actual cost to Digital River for use by Symantec Product Customers of the toll free and toll share telephone numbers for Customer support, if applicable, less (iv) the portion of the total Customer Service Expense relating to downtime of the Storefront, latency or intermittent order processing issues on the Storefront less returns, or corruption of Try/Buy or ESD products (calculated by adding the Internal Customer Service Costs and actual third party provider charges

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

for all calls and emails received relating to those types of issues). “Internal Customer Service Costs” shall be the sum of the following amounts: (i) * ($.*) cents per minute for each Customer service phone call received in Digital River’s North America Customer service center (currently in Eden Prairie, Minnesota), (ii) * ($*) per e-mail support request received and answered in Digital River’s North America Customer service center and (iii) * ($*) per email support request received and answered in Customer support sites outside of the United States, or $* total for all such email supports requests answered, whichever amount is greater. No later than the tenth day of each month, Digital River will invoice Symantec for any amounts that may be due hereunder as set forth in Section 11(b) hereof, and will concurrently provide Symantec with detailed reporting indicating the calculation of the Customer Support Expense. In the event of any disputes relating to the amounts owed by Symantec to Digital River hereunder, the Parties will mutually resolve such disputes.

12. Disclaimer of Warranty; Limited Liability.

     a. Disclaimer of Warranty. SYMANTEC MAKES NO WARRANTIES OR REPRESENTATIONS AS TO PERFORMANCE OF SYMANTEC PRODUCTS OR AS TO SERVICE TO DIGITAL RIVER OR TO ANY OTHER PERSON, EXCEPT AS SET FORTH IN SYMANTEC’S LIMITED WARRANTY ACCOMPANYING DELIVERY OF SYMANTEC PRODUCTS. SYMANTEC RESERVES THE RIGHT TO CHANGE THE WARRANTY AND SERVICE POLICY SET FORTH IN SUCH LIMITED WARRANTY OR ELSEWHERE, AT ANY TIME, WITHOUT FURTHER NOTICE AND WITHOUT LIABILITY TO DIGITAL RIVER OR TO ANY OTHER PERSON. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

     b. Limited Liability. EXCEPT FOR *, THE LIABILITY OF EACH PARTY, IF ANY, FOR DAMAGES SHALL BE LIMITED TO THE *UNDER THIS AGREEMENT BY * FROM SALES OF THE SYMANTEC PRODUCTS, WHICH AMOUNT SHALL BE CALCULATED AS THE * RECEIVED BY DIGITAL RIVER IN CONNECTION WITH ITS DISTRIBUTION OF THE SYMANTEC PRODUCTS, LESS THE * FOR THE SYMANTEC PRODUCTS,*. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES OF ANY KIND INCLUDING ANY LOST PROFITS OR LOST DATA, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT NOTHING IN THIS SECTION SHALL LIMIT A PARTY’S OBLIGATION TO PAY AMOUNTS DUE AND OWING TO THE OTHER PARTY UNDER THIS AGREEMENT.

     c. No Warranty by Digital River. Digital River will make no warranty, guarantee or representation, whether written or oral, on Symantec’s behalf.

13. Indemnification of Symantec. Digital River shall indemnify Symantec and hold it harmless from any costs, claims, liabilities, losses, expenses or damages, or any other liability, to the extent it arises from (i) the negligence, fault, or unlawful acts of Digital River, its employees or agents, (ii) any unauthorized use by Digital River, its employees or agents of any trademarks, copyrights or patents relating to Symantec Products or BOBs, or Customer Information (iii) any unauthorized warranty or representation made by Digital River, its employees or agents relating to Symantec Products or BOBs, (iv) any improper or unauthorized replication, packaging, marketing, distribution or installation of any Symantec Products or BOBs, (v) the combination, operation or use of the Symantec Products by Digital River with any hardware, software, products, data or other materials, other than the Wrapper Technology, that are not specified or

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

provided by Symantec (other than such hardware, software, products, data or other materials reasonably required to use the Symantec Products for their respective normal commercial use), (vi) the alteration or modification by Digital River of the Symantec Products, or (vii) any breaches of any warranties provided under Section 3(m). Symantec shall notify Digital River in writing of any such claim promptly after Symantec first learns of it, and shall cooperate fully with Digital River in connection with the defense thereof and shall grant Digital River control of any such claim. Symantec shall have the right to participate with its own counsel at Symantec’s expense.

14. Indemnification of Digital River.

     a. Patent or Copyright Infringement. Symantec agrees that, if notified promptly in writing of, and given sole control of the defense and all related settlement negotiations, it will defend Digital River against any damages awarded by a court based on an allegation that a Symantec Product supplied hereunder infringes a U.S. patent or copyright. Digital River shall cooperate fully with Symantec in Symantec’s defense of any such claims. Symantec will pay any resulting costs, damages and reasonable attorney’s fees finally awarded by a court with respect to any such claims. Digital River shall have the right to participate in any such claims with its own counsel at Digital River’s expense.

     b. Product Claims. Symantec agrees that, if notified promptly in writing of, and given sole control of the defense and all related settlement negotiations, it will defend Digital River against any damages awarded by a court based on a product liability claim regarding Symantec Products. Digital River shall cooperate fully with Symantec in Symantec’s defense of any such claims. Symantec will pay any resulting costs, damages and reasonable attorney’s fees finally awarded by a court with respect to any such claims. Digital River shall have the right to participate in any such claims with its own counsel at Digital River’s expense.

     c. Exceptions. Notwithstanding the foregoing section, Symantec shall not be liable to Digital River for any claim arising from or based upon the actions listed in Section 13(i) through (vi), if taken by Digital River.

     d. Limitation. Symantec shall have no obligation to Digital River with respect to infringement of patents or copyrights beyond that stated in this Section 14.

15. Confidentiality. Each Party acknowledges that in the course of performing its obligations hereunder it will receive information that is confidential and proprietary to the other Party. Each Party agrees not to, during or subsequent to the term of this Agreement, directly or indirectly (a) use any of the disclosing Party’s Confidential Information for the benefit of anyone other than the disclosing Party, or other than for a Party to perform an obligation under this Agreement, or (b) disclose any of the disclosing Party’s Confidential Information to anyone other than an employee or consultant of the receiving Party who is obligated by written contract to protect the confidentiality thereof and requires such information to perform hereunder, or an employee of the disclosing Party. Consultants include either Party’s attorneys, accountants, programmers, and other persons who render professional services to either Party. Each Party will use commercially reasonable efforts to carry out the foregoing obligations. “Confidential Information” includes without limitation all information related to the services described in this Agreement, each Party’s know-how, all information regarding each Party not known to the general public, and confidential information disclosed to either Party by third parties (whether acquired or developed by either Party during either Party’s performance under this Agreement or disclosed by either Party’s employees or consultants). Confidential Information does not include information that (a) is known to the receiving Party at the time of disclosure by the disclosing Party, (b) has become publicly known through no wrongful act of a Party, (c) has been rightfully received by either Party from a third party who is authorized to make such disclosure, or (d) has been independently developed by either Party other than pursuant to this

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Agreement. Without each Party’s prior written approval one Party will not directly or indirectly disclose to anyone the terms and conditions of this Agreement. In the event that either Party is required by any governmental entity or legal process to disclose information that is subject to this Section 15, the Party that is subject to the duty of disclosure shall provide the other Party with reasonable notice (given the constraints placed upon the Party under the duty to disclose) to enable either Party to take actions necessary to attempt to prevent such disclosure.

16. Investment and Maintenance Costs. Except as stated herein or in an SOW, Symantec will not be liable to Digital River for (a) any investment costs for the set up of the Storefront, Sub-site, Site or Marketing Partner Site by Digital River or (b) any ongoing maintenance costs for the operation of, or upgrades to, the Storefront, Sub-site, Site or Marketing Partner Site by Digital River.

17. Waiver. The waiver by a Party of any default by the other Party shall not waive subsequent defaults by the other Party of the same or different kind.

18. Assignment. Digital River is appointed an authorized Symantec electronic reseller through the Storefront for Symantec Products because of Digital River’s commitments in this Agreement, and further because of Symantec’s confidence in Digital River, which confidence is personal in nature. This Agreement shall not be assignable by either company, without the prior written consent of the other. The provisions hereof shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.

19. Duration and Termination of Agreement.

     a. Term. The term of this Agreement shall be from the Amended Date until three years from the Amended Date (the “Term”). Thereafter, the Term of the Agreement may be mutually extended by an amendment signed by both Parties. Nothing contained herein shall be interpreted as requiring either Party to renew or extend this Agreement. Notwithstanding the foregoing, this Agreement may be terminated prior to the expiration of its stated term as set forth below.

     b. Termination For Cause. The Parties may terminate this Agreement for cause at any time during its term for the reasons set forth below

     (i) Either Party may terminate this Agreement if the other Party fails to make payment of any undisputed amount due hereunder when due, and such failure to pay continues unremedied for a period of ten (10) days after a Party notifies the other Party in writing of such non-payment. The Parties shall reconcile all disputed amounts in writing within thirty (30) days of notice and shall promptly pay any outstanding reconciled amounts.

     (ii) Either Party may terminate this Agreement if the other Party fails to perform any material obligation, warranty, duty or responsibility or is in default with respect to any material term or condition undertaken by such Party under this Agreement and such failure or default continues unremedied for a period of thirty (30) days after the breaching Party is notified in writing of such default. Notwithstanding the foregoing, in the event that a Party has given notice of failure or default to the other Party under this section three or more times, the non-breaching Party in all three of those cases may terminate this Agreement immediately upon any subsequent failure by the other Party to perform any material obligation, warranty, duty or responsibility under this Agreement or its default with respect to any material term or condition undertaken under this Agreement.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (iii) Symantec may terminate this Agreement if Digital River is merged, consolidated, sells all or substantially all of its assets, or implements or suffers any substantial change in control, except as agreed to by Symantec under Section 18 of this Agreement.

     c. Termination At Will. Symantec has no right to terminate this Agreement without cause but Digital River does agree that Symantec may remove or terminate distinct segments or areas of obligations of Digital River set forth in this Agreement upon written notice without cause at any time after the Amended Date. In such case of a termination of any segment or area of obligations of Digital River, then Digital River agrees to comply with Section 19 (e) below as to such terminated segment or obligation.

     d. Automatic Termination. This Agreement terminates automatically, with no further act or action of either Party, if Digital River ceases to do business or otherwise terminates its business operations, or if a receiver is appointed for Digital River or its property, Digital River makes an assignment for the benefit of its creditors, any proceedings are commenced by, for or against Digital River under any bankruptcy, insolvency or debtor’s relief law, or Digital River is liquidated or dissolved.

     e. Effect of Termination. Upon expiration or any termination of this Agreement, except as set forth in Exhibit J and what may be agreed to after the Effective Date in an amendment to this Agreement, (1) Digital River’s license to use any Symantec trademark or trade name hereunder shall terminate, and Digital River shall cease holding itself out as an authorized electronic reseller for Symantec Products through the Storefront; (2) Digital River shall return to Symantec all Symantec property, including, but not limited to, proprietary and confidential material, demonstration copies of Symantec Products, and selling aids provided by Symantec, Customer Information, databases and code created for Symantec as a work for hire; (3) for a period of three (3) years after the date of termination, Digital River shall make available to Symantec for inspection and copying all books and records of Digital River that pertain to Digital River’s performance of and compliance with its obligations and representations under this Agreement, (4) Digital River will reasonably assist Symantec in taking over Digital River’s End User accounts handled during the term of the Agreement, including providing Symantec with the most current Customer Information, databases and code created for Symantec as a work for hire, (5) the due dates of all outstanding invoices to Digital River for Symantec Products automatically will be accelerated so they become due and payable by immediate wire transfer on the effective date of termination or expiration, even if longer terms had been provided previously; provided, however, that Digital River may reserve payment to Symantec for an amount equal to the reasonably estimated value of returns for the 90-day period following the effective date of termination and following such 90-day period, Digital River shall pay all remaining amounts owing to Symantec, and (6) upon termination of this Agreement, Digital River agrees to fully cooperate in the transition of the maintenance and hosting obligations of any existing Sites, including the Storefront, to such third party vendor, as well as the Customer Information, databases and code created for Symantec as a work for hire, as directed by Symantec in writing. Until such transition is complete, Digital River agrees to continue to comply with the terms and obligations of this Agreement, as amended to date, and each relevant Back End Agreement for such Sites, Marketing Partner Sites, as well as the Storefront. Digital River is obligated to not shut down any Site or the Storefront and to allow it to remain operational in the normal course of business, without charge to Symantec, provided however, the Site must have active traffic for this obligation to continue. In addition to the above termination requirements, Digital River shall carry out the termination procedures detailed in Exhibit K upon termination of this Agreement.

     f. No Damages For Termination. NEITHER SYMANTEC NOR DIGITAL RIVER WILL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. EXCEPT AS SET FORTH IN SECTION 19.C., DIGITAL RIVER WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. Except as expressly set forth herein, neither

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Symantec nor Digital River will be liable to the other on account of termination or expiration of this Agreement for reimbursement or damages for loss of goodwill, prospective profits, anticipated orders, any incidental or consequential damages or on account of any expenditures, investments, translations, localizations, leases or commitments made by either Symantec or Digital River or for any other reason whatsoever based upon or growing out of such termination or expiration. Digital River acknowledges and agrees that (1) Digital River has no expectation and has received no assurances that its business relationship with Symantec will continue beyond the stated Term of this Agreement or its earlier termination in accordance with this Section 19, that any investment by Digital River in the promotion of Symantec Products will be recovered or recouped, or that Digital River will obtain any anticipated amount of profits by virtue of this Agreement or otherwise any vested, proprietary or other right in the promotion of Symantec Products or in any goodwill created by its efforts hereunder. THE PARTIES ACKNOWLEDGE THAT THIS SECTION 19(f) HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR SYMANTEC TO ENTER INTO THIS AGREEMENT AND THAT SYMANTEC WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.

NEITHER SYMANTEC NOR DIGITAL RIVER SHALL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

     g. Survival. Symantec’s rights to receive and Digital River’s obligations to pay Symantec all amounts due hereunder, as well as all indemnity and confidentiality obligations, and the Parties’ obligations under Sections 9.c. (for the stated three-year period), 11 (limited to any payment obligations accrued prior to termination of this Agreement), 12, 13, 14, 15, 16, 19.e., (for the stated transition period), 19.f., 24, (for the stated one-year period), 27 and 28 shall survive termination of this Agreement.

20. Symantec Company or Product Acquisitions. Digital River understands and agrees that during the term of this Agreement, Symantec may acquire rights to additional products through company or product acquisitions. In the event that Symantec acquires any company (or the products of any company) which has in force a support services, reseller, or distribution agreement with Digital River, Digital River agrees that if Symantec elects to add such products to the Symantec Product list in accordance with the terms set forth herein, this Agreement shall automatically, without further action, govern such other agreement with regard to such products. Digital River shall have the right to review the addition of products and services acquired through company or product acquisitions to insure alignment with operational and cost target outlined in this agreement. Any identified issues requiring a change in systems or costs will be addressed in a mutually agreed upon SOW.

21. Notices. All notices and demands hereunder shall be given in English by facsimile and confirmed by certified or international mail mailed the same date, and will be deemed given upon the earlier of actual receipt or one day after sending of a confirmed facsimile to the addresses for the respective Parties set forth below, as they may be changed by proper notice from time to time.

To Symantec:
Symantec Corporation
20330 Stevens Creek Boulevard
Cupertino, CA 95014
UNITED STATES
Attn: Terry Sullivan, Vice President Online Sales
Fax: (408) 517-8122

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

With a copy to:

Symantec Corporation
555 International Way,
Springfield, OR 97477
Attn: Karen Miller, Director of eCommerce
Fax: (541) 335-5435

With a copy of any legal notice to General Counsel at the Cupertino, CA address set forth above.

To Digital River:
Digital River, Inc.
9625 West 76th Street
Eden Prairie, MN 55344
Attn: President
Fax: 952-253-8877

22. Relationship of the Parties. Digital River’s relationship with Symantec during the term of this Agreement will be that of an independent contractor. Digital River will not have, and will not represent that it has, any power, right or authority to bind Symantec, or to assume or create any obligation or responsibility, express or implied, on behalf of Symantec or in Symantec’s name, except as expressly provided herein. Nothing stated in this Agreement shall be construed as constituting Digital River and Symantec as partners or as creating the relationships of employer/employee, franchisor/franchisee, or principal/agent between the Parties.

23. Other Agreements. This Agreement relates only to Digital River’s appointment as an independent, nonexclusive electronic reseller of Symantec Products through the Storefront as set forth in Section 2 hereof, and shall not supercede any other agreements between Symantec and Digital River, including but not limited to the Restated Authorized Electronic Distributor Agreement dated June 30, 1998, as amended and the Direct Marketing Outsourcing Agreement with an Effective Date of August 19, 2002.

24. No Solicitation. During the term of this Agreement and for one year after its termination or expiration, neither Party will recruit, solicit, assist others in recruiting or soliciting, or refer to others concerning employment, any person who is then an employee of the other Party or any of its subsidiaries or induce or attempt to induce any such employee to terminate his employment with the other company or any of its subsidiaries.

25. Section Headings, Language Interpretation and Exhibits. The section headings contained herein are for reference only and shall not be considered substantive parts of this Agreement. The use of the singular or plural form shall include the other form and the use of the masculine, feminine or neuter gender shall include the other genders. All exhibits and attachments referenced in this Agreement are incorporated herein by this reference.

26. Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the Parties with respect to such subject matter. Digital River acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein. Any modifications of this Agreement or Exhibits must be in writing and signed by both Parties hereto except as otherwise expressly set forth herein. Any such modification shall be binding upon Symantec only if and when signed by one of its duly authorized officers.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

27. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for that body of law pertaining to conflicts of law. Venue for any legal action shall be solely in the state and federal courts of Santa Clara County, California. Both Parties expressly consent to the jurisdiction indicated herein.

28. Attorney’s Fees. In the event any litigation is brought by either Party in connection with this Agreement, the prevailing Party in such litigation shall be entitled to recover from the other Party all the costs, reasonable attorney’s fees and other expenses incurred by such prevailing Party in the litigation.

29. Severability. In the event any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions of this Agreement shall remain in full force and effect.

30. Equitable Relief. Digital River acknowledges that any breach of its obligations under this Agreement with respect to the proprietary rights or confidential information of Symantec will cause Symantec irreparable injury for which there are inadequate remedies at law, and therefore Symantec will be entitled to equitable relief in addition to all other remedies provided by this Agreement or available at law.

31. Press Release. Upon the full execution of this Agreement and receipt by Symantec of the signature pages from Digital River, and after the Amended Date, the Parties shall release a mutually agreed upon press release regarding the arrangements established by this Agreement. Digital River shall not release any press release relating to Symantec or this relationship, without the prior written approval of a Symantec executive officer.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

32. Execution of Agreement.

     a. Effective Date. This Agreement shall become effective only after it has been signed by Digital River and signed and accepted by Symantec at its principal place of business. The effective date of the Agreement shall be same date as the original Agreement effective date of December 20, 2000 (the “Effective Date”).

     b. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBITS ATTACHED:

Exhibit A: Symantec Products and List Prices
Exhibit B: Digital River’s Customer Support Metrics and Staffing Requirements
Exhibit C: Symantec Storefront Content Updating Procedures
Exhibit D: Symantec’s Currency Policies
Exhibit E: Payment Options
Exhibit F: Digital River’s Service Level
Exhibit G: Export Control Measures
Exhibit H: Security Requirements
Exhibit I: Site Reporting Requirements
Exhibit J: Termination Procedures
Exhibit K: Symantec Sell Through Reporting Procedures and Policies
Exhibit L: Shop Symantec Storefront Initiation Form
Exhibit M: Shop Symantec Site Initiation Form
Exhibit N: Site Testing Standards and Criteria
Exhibit O: Shipping Charges and Sub-site Shipping Locations
Exhibit P: Customer Message for Caribbean and Spain Subsite
Exhibit Q: Specifications for * Wrapper Integration
Exhibit R: Specifications for Commerce Flow # 111323a
Exhibit S: Specifications for Commerce Flow # 111323b
Exhibit T: Purchase Order Format
Exhibit U: Digital River’s Roadmap and Schedule for Shipping into APAC
Exhibit V: Field Destruction Certificate

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
SYMANTEC PRODUCTS AND LIST PRICES

The Symantec Products consist of Consumer Symantec Products, attached hereto as Exhibit A-1, Enterprise Symantec Products and attached hereto as Exhibit A-2.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT B
DIGITAL RIVER’S CUSTOMER SUPPORT METRICS AND STAFFING REQUIREMENTS

Digital River shall use commercially reasonable efforts to increase and decrease Customer support agents in the event of unexpected attrition, high volume sales, voicemail messages and order increases.

Digital River may utilize a combination of in-house and outsourced call center support to provide maximum flexibility. An example of outsource support is the contracting of independent Customer support, such as Sykes Enterprises or ClientLogic. Examples of in-house support include: escalation of Customer issues and training of new Customer support agents.

Specific support requirements are:

1.	A monthly average of * percent (*%) of all Customer service telephone calls must be answered within * of entering the queue.

2.	Response on a global-wide basis to Customer email inquiries within * (*) hours of receipt by the email inbox, as indicated by the email header.

3.	* percent (*%) of orders must be processed on the * they are submitted, and orders must be shipped pursuant to Section 3.e. of the Agreement.

4.	* percent (*%) of all returns requests must be answered within *.

5.	* percent (*%) of all returns requests must be processed and submitted by Digital River (to a third party when applicable) for a refund within * of receipt of a letter of destruction from the End User.

6.	Customer telephone call abandonment rates must be *% or less on average per month.

7.	The average close ratio on orders when Customers telephone to place an order must be *% or higher as applicable.

8.	Customer support agents must capture and record *% of all Promotion Codes, and *% of other Wrap Up Codes.

9.	* percent (*%) of orders received from Customers telephoning to place an order must result in additional sales of Symantec Products through up-sells and cross-sells as applicable.

10.	Customer support agents must respond to issues requiring research within *. Any additional actions required by Customer support agents to resolve issues must be completed within *.

11.	Customer support agents must be experienced in telephone and e-mail Customer support and fully trained on the Symantec Products and services, the Storefront and Symantec’s knowledgebase system prior to responding to inquiries regarding Symantec Products and services or being placed on Symantec telephone queues. Digital River shall designate a team of Customer support agents who will be devoted to supporting only Symantec Products and services. Agents must be proven good performers and dedicated to fulfilling Symantec’s Customer support requirements under the terms of this Agreement. To ensure high quality service, Digital River shall conduct regular call monitoring of all agents providing Customer support under this Agreement (including any outsourcer(s) conducting support on Digital River’s behalf) and shall evaluate and rank such agents in accordance with

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

performance. Digital River shall provide Symantec with the metrics and corrective actions used to measure and improve the performance of agents at each of Digital River’s support locations that are employed by Digital River to carry out Digital River’s support obligations under this Agreement. Digital River shall provide means for Symantec to participate in joint call monitoring of Customer support agents providing support hereunder (including any outsourcer(s)). If service level falls below the performance levels set forth in this Exhibit B for * consecutive months, Digital River will take whatever corrective actions necessary to resolve the situation within * (*) weeks. Symantec shall provide all Symantec Product-related training and training materials necessary to train Digital River Customer support agents on Symantec Products and services and promotions. Digital River shall train all agents on Symantec Products and services, based on training materials supplied by Symantec. Digital River shall provide on-going training to all its agents on normal Customer service and technical skills.

12.	Customer support agents must correctly transfers callers to appropriate locations and telephone numbers. Procedures regarding the transfer of telephone calls are as follows:

a. Customers Who Call Digital River For Technical Support. Digital River will provide its Customer support agents with instructions for when and how to transfer telephone calls to Symantec’s technical support department.

b. Customers Who Call Digital River For Order Status Not Placed Through Digital River. Digital River will provide its Customer support agents with instructions on how to handle order inquiries that were not placed through Digital River. Such orders include purchases from other Symantec resellers and outsourcing providers. These Customers are to be given the same level of care as Customers who order through Digital River, provided however, Digital River is not required to resolve the problems of other resellers and outsourcing providers. Symantec agrees that it will use commercially reasonable efforts not to refer telephone calls to Digital River without first determining that the Customer has in fact placed an order through Digital River. Symantec agrees that it will provide Digital River with all reasonable assistance necessary to enable Digital River to meet its obligations set forth herein.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT C
SYMANTEC STOREFRONT CONTENT UPDATING PROCEDURES

Digital River shall follow the procedures and schedules set forth below for all Content updates that Digital River shall make to the Storefront and Sub-sites:

1.	Posting products. Upon notification of a new Symantec Product on the Symantec Product list, Digital River shall post new Symantec Products on the Storefront in accordance with the process and schedule set forth in Section 3(b)(x)(a) of the Agreement.

2.	Changes to the Navigation Bar and Links. Digital River will make changes to the navigation bar and links on the Storefront within five business days of receiving such request from Symantec.

3.	Featured Partner Spots and Banners. Digital River shall make changes to featured partner spots and banners in accordance with the procedures set forth in Sections 3(b)(iv) and 3(b)(v) of the Agreement.

4.	Marketing Campaigns. Symantec will manage all Symantec Product marketing campaigns through Digital River’s online remote management tool, including pulling populations, text, html, etc. Once a marketing campaign has been designed through the remote management tool, it will be set in a staging environment for approval from Symantec’s regional managers and Digital River. After approval is designated, Digital River shall post or email such campaign within 48 hours.

5.	Bug Fixes. Digital River shall fix bugs on the Storefront within the following time frames: (a) “Critical” bugs will be addressed on the highest priority and must be fixed as soon as possible after Digital River receives notice from Symantec or otherwise becomes aware of such bug, whichever is first, (b) “Serious” bugs must be fixed within 24 hours after Digital River receives notice from Symantec or otherwise becomes aware of such bug, whichever is first and (c) “Minor” bugs must be fixed within a reasonable timeframe (given the nature of the bug) after Digital River receives notice from Symantec or otherwise becomes aware of such bug, whichever is first. For purposes of this Exhibit, (x) a “Critical” bug is an issue that disallows the normal operation of the Storefront, is an unacceptable Customer experience, or causes latency on the Storefront as evidenced by an alert generated by Keynote, (y) a “Serious” bug is one that disallows the normal operation of the Storefront but a work-around is available to keep the Storefront functioning properly and (z) a “Minor” bug is any problem on the Storefront other than one falling within the Critical or Serious categories.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT D

SYMANTEC’S CURRENCY POLICIES

Digital River’s commitment to use multiple currencies is outlined below:

1.	Display and Processing of Base Price in Other Currencies: Sub-sites (other than Shop United States) shall allow the user to change the currency in which the price is displayed. When a price is displayed in other currencies, the displayed price is a pre-calculated static value using the exchange rate applied to the base price. Display prices are static and established when a product goes up for sale on any Sub-site. Updates of display prices for currency fluctuations are done using the same process used for physical products. An order is calculated and processed in the currency chosen by the Customer. Digital River shall bear all currency fluctuation risks with respect to payments made by End Users in currencies other than US Dollars. Digital River shall cooperate with Symantec in making modifications to the manner in which currency and pricing information is displayed on the Storefront in the event Symantec changes its policy with respect thereto.

2.	Default Currency: Each Sub-site will have a default currency for display and processing. The default currency, as well as other currencies offered on a Sub-site, may be changed upon mutual agreement between a Symantec and Digital River. The Parties acknowledge that they intend to transition to making local currency the default currency offered on each Sub-site as soon as reasonably possibly and upon mutually agreed upon terms set forth in an SOW or a written amendment to this Agreement.

3.	Sub-site Currency:

The following are the default currencies in which Symantec Product prices will appear to Customers on each Sub-Site (each, a “Default Currency”), and the alternative currency options (“Currency Options”) that Customers may elect to use instead of the Default Currency for purchases on such Sub-Site.

a. Shop United States

Default Currency: US Dollar
Currency Options: None

b. Shop América Latina

Default Currency: US Dollar
Currency Options: Venezuelan Bolivar, Mexican Peso, US Dollar, Euro

c. Shop Brasil

Default Currency: Brasilian Real
Currency Options: US Dollar

d. Shop Deutschland

Default Currency: Euro

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Currency Options: Franken

e. Shop Italia

Default Currency: Euro
Currency Options: None

f. Shop Asia/Pacific

Default Currency: Australian Dollar
Currency Options: New Zealand Dollar, Singapore Dollar, Hong Kong Dollar

g. Shop Benelux

Default Currency: Euro
Currency Options: None

h. Shop United Kingdom

Default Currency: British Pound
Currency Options: Euro

i. Shop Canada: English

Default Currency: Canadian Dollar
Currency Options: US Dollar

j. Shop Canada: Francais

Default Currency: Canadian Dollar
Currency Options: US Dollar

k. Shop France

Default Currency: Euro
Currency Options: None

l. Shop Nordic

Default Currency: Euro
Currency Options: Swedish Krone, Danish Krone, Norwegian Krone

m. Middle East & Africa

Default Currency: South African Rand
Currency Options: US Dollar

Notwithstanding the foregoing, in the event any of the currencies on the above list are completely replaced by the Euro, such currency shall also be deemed to be replaced by the Euro for purposes of this Section 3 of Exhibit D to the Agreement.”

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT E

PAYMENT OPTIONS

The following payment options are the minimum options that must be available for the purchase of Symantec Products. Additional payment options may vary by region. Specific payment requirements by country or region are to be determined and developed on an ongoing basis and will be mutually agreed to by the Parties.

1.	Credit Card. Digital River shall have a system for payments to be made by Visa, MasterCard, and/or American Express (AMEX) credit card at a minimum.

2.	Direct Debit Cards. Digital River shall have a system for payments to be made by direct debit from Customers’ bank accounts via Visa, MasterCard, Switch and SOLO debit cards for packaged product purchases by Customers in EMEA. The Parties shall further address this payment option in an SOW prior to the time Digital River begins offering packaged products to Customers in EMEA.

3. Other Payment Options. The Parties agree that in the future, subject to adding the appropriate details by a mutually signed amendment, Digital River shall have a system for online banking purchases as an option for payment by End Users, along with other new concepts in payment options.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT F

DIGITAL RIVER’S SERVICE LEVEL

1. Up Time.

(a) Minimum Up Time. Digital River shall eliminate any Downtime (as defined in Section 1(b) of this Exhibit) or intermittent order processing issues within its control, and shall provide a minimum of * percent (*%) up time (including scheduled routine maintenance) each month for all server-based services.

(b) Calculation of Up Time. Up time (“Up Time”) is to be measured by the total number of minutes during a calendar month in which all systems operated by Digital River required for the completion of Customer transactions, order status requests and information browsing are completely available, divided by the total number of minutes during the calendar month. Routine maintenance, minor maintenance and major maintenance time shall be included when calculating total Up Time.

The following formula shall be used to calculate Up Time:

Up Time = (Total minutes per calendar month – Total minutes Downtime per calendar month) (Total minutes per calendar month)

Total minutes per calendar month includes minutes for scheduled maintenance. “Downtime” shall mean (i) any lapse in network availability, calculated from the time Digital River first detects an incidence of a service interruption and ending when the service is restored, provided the outage occurred within the Digital River facility and (ii) any lapse in order processing availability, calculated as follows by Keynote Systems, Inc. (“Keynote”), or a similar web performance management company mutually agreed upon by the Parties. The process used to calculate lapses in order processing availability will be as follows. Every 15 minutes, Keynote will test the entry point page to one Sub-site, one category product page, and one order entry page on the Storefront. If any of the three points fails to load within 60 seconds, an email will be sent to Symantec and a designated Digital River representative. If Symantec receives more than two Keynote alerts within a thirty-minute period, such thirty minutes will be considered Downtime and included when calculating Up Time in accordance with the above formula. Digital River will have the ability to dispute the Keynote alert outage by providing evidence that the outage was not within Digital River’s facility.

(c) Payments by Digital River for Failure to Maintain Minimum Up Time. In any month in which Digital River fails to maintain Up Time of * percent (*%), then Digital River shall pay to Symantec an amount as liquidated damages (and not as a penalty) equal to the average amount remitted to Symantec for net sales during the same time periods (i.e., day of the week, time of the day, duration of outage) in the four weeks prior to the Downtime.

(d) Analysis of Failure to Maintain Minimum Up Time; Remedy Plan. If Digital River fails to maintain the minimum Up Time required herein, then Digital River shall within ten (10) days of notice from Symantec perform a root cause analysis to identify the cause of such failure, provide Symantec with a remedy plan and implement such plan in an agreed upon time frame.

2. Maintenance.

(a) Routine Maintenance. All routine maintenance will be performed online and require zero downtime. All routine maintenance will be scheduled to be as least intrusive to sales as possible. Digital River shall notify Symantec of its general maintenance schedule.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) Minor Maintenance. Any minor maintenance will be performed during the lowest traffic time available, usually between the hours of 1:00 a.m. and 5:00 a.m. Central Time on a weekend and require less than two hours of downtime. Digital River shall provide written notification to Symantec at least 24 hours in advance of such maintenance.

(c) Major Maintenance. Any major maintenance or upgrades that will impact sales opportunities will be discussed with Symantec and the Parties shall mutually agree to a time that will have the least impact on sales.

(d) Unscheduled Downtime. In the event of a system failure, Digital River will “fail-over” to a redundant system within 15 minutes, and shall bring up the entire infrastructure and the Storefront from a cold boot in a maximum of one hour. In the event of such a system failure, Digital River will notify Symantec of the unscheduled downtime and the status of the event via a telephone conversation. Digital River will escalate the issue within Symantec until live human contact is made.

(e) Catastrophic Failure. In the event of multiple catastrophic system failures, Digital River shall find a working solution or switch to a backup server in a maximum of four hours. In the event of such a catastrophic system failure, Digital River will notify Symantec of the unscheduled downtime and the status of the event via a telephone conversation. Digital River will escalate the issue within Symantec until live human contact is made.

3. Backup / Recovery Plan.

(a) Data.

     (i) Digital River shall maintain all data on two separate physical arrays and two separate servers.

     (ii) If any non-database data is lost then it shall be copied back from the backup server and its disk arrays. The backup server shall be updated automatically with the new non-database data from the primary server every morning. The primary server and backup server shall have standby databases that are updated immediately when a new archive log is produced.

     (iii) A nightly backup to tape shall be performed by a robotic tape drive with four DLT 7000s. Digital River uses a standard rotation that involves nightly incremental and weekly full backups of all non-database data. All Oracle databases are hot backed up nightly. The tape drive can restore data with all four drives in parallel.

     (iv) Digital River shall maintain a fire proof room in its facility that holds backup tapes. Backup tapes shall be rotated to an offsite tape storage facility every week.

     (v) Non-database data that is no longer in use will be removed and stored for 6 months to a year.

     (vi) Digital River shall test database restores daily.

(b) Recovery Plan. If a full system restore is required, Digital River will switch from the primary server to the backup server. The backup server will act as the primary server until the original primary server is restored. The transition back to the original state will be scheduled at a time least likely to affect sales of Symantec Products, as mutually agreed by the Parties. Restoration of the original primary server will be done from tape. The internal boot and swap drives in the primary server and the backup server are mirrored and may be replaced hot.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) Audit Trails. Digital River shall maintain weekly access logs on its servers and shall maintain all access logs on backup for at least three years after the termination of this Agreement.

4. Disaster Recovery Plan.

(a) Internet Service Providers. Digital River shall maintain at least two Internet Service Providers (“ISPs”) with BGP routing with multiple paths into the building. If any of the ISPs have difficulties, traffic shall automatically be rerouted to another carrier.

(b) Fire. Digital River’s Data Center shall contain an automated fire suppression system that will not affect any of the equipment or systems but will immediately extinguish a fire. The Data Center shall also contains individual fire extinguishers that are safe to the systems and equipment.

(c) Bandwidth. In addition to the two ISPs and the automatic fail over between ISPs, Digital River shall maintain two identical routers and two firewall servers. The back-up router and Firewall shall be pre-configured and able to be brought online immediately.

(d) Power. Digital River’s Data Center shall have multiple sources of power including heavy-duty utility feed, extensive battery backup and a diesel generator. All systems shall be supported by an automatic transfer switch that will switch all power requirements to battery and start the generator in the event of a power failure. The generator shall have sufficient capacity to power not only the Data Center, but also the entire Digital River facility, allowing Digital River to continue to meet its obligations hereunder (including Customer service and development) until power is restored. Digital River shall not have any single point of failure with electrical power.

(e) Server Failure. Digital River’s commerce system shall be completely redundant. Digital River shall keeps two complete commerce systems (primary and a backup) online at all times. If for any reason any of the primary servers fail, then a completely redundant backup server will be brought online.

5. System Monitors.

(a) Traffic. Digital River shall utilize a monitoring program to track its bandwidth and the status of individual data lines. In addition, Digital River shall capture the latency to server pages 24X7 and on a per client basis, connections to the database, and paths of Customers through the system, user drop off and all the other data required for reporting.

(b) Performance. Digital River shall use two primary tools for monitoring performance: (i) a crawler that tests URLs for response, database server pages for latency, and success of downloads and (ii) the Oracle Enterprise Manager to monitor its database performance.

6. Infrastructure Support.

(a) Organization. Digital River shall maintain a dedicated staff of at least eight support engineers, including an Oracle Certified DBA, a Sun Solaris Engineer and a Sun Ultra Enterprise Engineer (authorized for Sun’s complete line of systems, software and networking). Digital River shall also maintain cross-trained people from the development teams who carry pagers and react to system problems. Digital River’s Development team members shall also be on call for 24X7 solutions that require programming or other developmental support.

(b) Escalation Plan.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      (i) Problem Reporting.

      (1) Digital River shall maintain monitoring tools that report all problems and contact Digital River’s 24X7 support engineers simultaneously via email and pagers. Digital River’s onsite staff shall be notified when an error is discovered. Such staff shall respond on a priority basis. Digital River shall maintain continuous “on-call” and “on-call backup” administrators, and Digital River’s staff and senior management shall monitor their progress.

      (2) After making the appropriate corrective action, the administrator shall complete a detailed problem log that is permanently stored in the database.

      (ii) Resolving Problem Reports.

      (1) Digital River’s monitoring programs shall allow for proactive response to avoid problems and alert Digital River’s system administration team, Digital River’s entire “on call” system administration team and senior management.

            (2) In the event of a Customer-detected problem, Digital River’s Customer service department shall have instant access to Digital River’s System Administration Team. A problem can often be fixed within minutes of a Customer being exposed to it. Customer Service team members shall also trained to monitor basic system functions throughout their shift, and report any issues to the “on-call” system administrator.

            (3) Once the Digital River administrator is contacted, such individual(s) shall immediately take steps to implement the appropriate solution. Any problem that causes or can cause a greater than 20 minute down time shall immediately escalated to senior management.

            (4) If maintenance is required, it shall be scheduled for during the lowest traffic time available, usually between 1:00am to 5:00am on a weekend. Digital River shall use its best efforts to perform maintenance without affecting Customers.

            (5) Digital River shall provide all downtime reports and/or incident reports to Symantec. Digital River will permit Symantec to be involved in any part of the alert process upon its request.

7. Security

(a) Personal and Financial Information.

            (i) Transmission. All critical information shall be encrypted using SSL in the http interface and DES encryption, using the TCP / IP API interfaces.

            (ii) Storage. Data shall not be accessible directly from the web server or directly from the database. All data must all go through proper page or API requests, which are abstracted from the data, Firewall, Unix, Oracle database and web server security block access to any data. In addition, fraud and hacker level tampering at the URL level shall be protected with behavior analysis programs, URL misdirection techniques, URL spoofing techniques and page to page integrity verification.

(b) System Integrity.

     (i) Physical. The Data Center shall utilize state of the art card-key access systems and motion detection

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

equipment. All visitors shall be escorted by an authorized Digital River employee at all times. Facility breach alarms shall automatically generate local police notification.

     (ii) Operational

            (1) Digital River shall use two proprietary heuristic security systems that will identify and block attempts to abuse the system. The first is the credit card fraud detection system, which uses hundreds of indicators (e.g., seeing the same credit card under different user names, users who have repeated attempts with different names and credit card numbers, etc.). The second program eliminates physically accessing the locations of the software on the computer, which program spoofs the location of the download so that even if someone captured the download location they could not use it as it does not physically exist. No downloads or any data shall be directly accessible via URLs.

            (2) Administrative access shall be controlled by a security login system, which assigns valid day, time of day and functional access. Such system shall also tracks and documents every access to the system.

            (3) Digital River shall utilizes industry-leading software and industry standard Unix and Database techniques.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT G

EXPORT CONTROL MEASURES

Digital River shall use commercially reasonable measures to ensure that it does not deliver Symantec Products to End Users located in jurisdictions which the export of Symantec Products would be prohibited under United States or other applicable laws, including, without limitations, the measures specified below.

Digital River shall:

1.	Compare ESD End User’s billing address information (to account for international markets) and packaged product End User’s shipping address information (to account for international markets) with a list of countries that Symantec is allowed to export to. If the billing address or shipping address is located at a country Symantec is not allowed to export Symantec Products, Digital River will not allow the transaction or Symantec Product purchase to proceed.

2.	Use an integrated system to:

   a. Verify End User or purchaser information and geographic location using a sophisticated combination of geolocation technology and artificial intelligence to validate information provided by the End User or purchaser for compliance with applicable export control laws.

   b. Compare relevant order information against databases of Denied Persons, Specially Designated Nationals, Restricted Countries and numerous other U.S. Government lists, and analyze transactions against those on the lists.

3.	Conduct a secondary check on the transaction history of an End User’s IP address to identify any inconsistencies in ship-to or bill-to requests.

Digital River hereby certifies that it will not sell any Symantec Product that is controlled for export purposes, and, in particular those goods identified as “dual use” items under the EU legislation, to any military entity or to any other entity for any military purpose, nor will it sell any Symantec Product for use in connection with chemical, biological or nuclear weapons or missiles capable of delivering such weapons. Digital River understands and agrees that Symantec Product containing encryption may require action on its behalf prior to sale into certain countries and to persons or entities within those countries. It is Digital River’s responsibility to comply with all applicable international, national, state, regional and local laws, regulations and any export licenses (when notified by Symantec from time to time) in performing its duties hereunder and in any of its dealings with respect to Symantec Products.

As the exporter of record, Digital River agrees to take any and all actions necessary to comply with applicable United States and European Union (in particular as implemented in Ireland) export laws and regulations in its performance of any Agreement with Symantec, including making determinations of final destination of Symantec Product(s) licensed to End Users in the Digital River’s authorized sales territory (“Territory”) that may be intended for re-export or transfer to a location outside of the Territory. Digital River agrees that any export or re-export of Symantec Product by Digital River shall be done in accordance with the United States Export Administration Regulations, European Regulations (including Council Regulation EC No 1334/2000 of 22 June 2000) and Irish Department of Enterprise Trade and Employment regulations including reporting compliance. Diversion contrary to U.S. and Irish law is prohibited. Symantec Product is currently prohibited for export or re-export to Cuba, North Korea, Iran, Iraq, Libya, Syria and Sudan or to any country subject to relevant EU trade sanctions. In addition, Symantec Product is prohibited for export or re-export to any person or entity on the U.S. Department of Commerce Denied

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Persons, Entities and Unverified Lists, the U.S. Department of State’s Debarred List, or on the U.S. Department of Treasury’s lists of Specially Designated Nationals, Specially Designated Narcotics Traffickers or Specially Designated Terrorists.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT H

SECURITY REQUIREMENTS

Security Requirements for Vendors Providing Services on Behalf of Symantec

Revised May 30, 2003

Version 1.4.5

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

1.	Network-Level Requirements	3
2.	Operating System-Level Requirements	3
3.	Application-Level Requirements	4
4.	Use of Encryption	4
5.	Audit Requirements	4

Revision History:

Date	Author	Description
17/11/00	Tim Mather	- Updated format - Updated BS 7799 reference (now ISO Recommendation 17799) - Updated phone number for Tim Mather
1/1/01	Tim Mather	- Updated logos - Andersen Consulting now Accenture
3/13//01	Tim Mather	- Added section on use of encryption
9/22/01	Tim Mather	- Revisions to requirements in all sections
8/11/02	Tim Mather	- Link for NIST’s NIAP evaluated products.
2/9/03	Tim Mather	- Updated hyperlink for ICSA Labs
3/24/03	Tim Mather	- Updated Symantec product names
5/9/03	Tim Mather	- Title change to document
5/30/03	Tim Mather	- Update requirements 1.3 and 2.2: “or” instead of “and”

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Introduction

            These security requirements pertain to non-Symantec organizations, which will be providing services to, or on behalf of, Symantec. This might include product information that is relied upon by our Customers, electronic delivery of products or Certified Definitions for viruses, or the collection of registration information.

            There are five (5) sets of requirements for providing services to, or on behalf of, Symantec. Those requirements are:

1.	Network-Level Requirements: Vendor shall have a security program that comprehensively addresses network-level requirements similar to that detailed in the European Computer Manufacturers Association (ECMA) Standard 271, Extended Commercially Oriented Functionality Class for Security Evaluation (E — COFC), dealing with issues such as access control, accountability and audit. (See http://www.ecma.ch/.)

1.1.	International Computer Security Association (ICSA) Labs[1] or Trust Technology Assessment Program (TTAP)[2] certified firewall shall be used to protect servers hosting Symantec information. This requirement shall be implemented as a condition of service before going live.

1.2.	A network-based intrusion detection system (IDS; e.g., Symantec’s ManHunt or a freeware product such as Snort) shall monitor the segment(s) on which servers hosting Symantec information are logically located. This requirement shall be implemented within six (6) months of contract signing date.

1.3.	Vulnerability assessment and/or penetration testing, using commercial products (e.g., Symantec’s Symantec Vulnerability Assessment) or freeware (e.g., Nessus), of the segment(s) on which servers hosting Symantec information are logically located shall be conducted at least twice a year.

2.	Operating System-Level Requirements: Vendor shall have a security program that comprehensively addresses operating system-level requirements, similar to that detailed in the European Computer Manufacturers Association (ECMA) Standard 205, Commercially Oriented Functionality Class for Security Evaluation (COFC), dealing with issues such as identification and authentication, access control, accountability and audit, and password requirements. (See http://www.ecma.ch/.)

2.1.	A host-based intrusion detection system (IDS) shall monitor the server(s) on which Symantec information is hosted (e.g., Symantec’s Host Intrusion Detection System or a freeware product such as Logsurfer). This requirement shall be implemented within six (6) months of contract signing date.

2.2.	Vulnerability assessment and/or penetration testing, using commercial products (e.g., Symantec’s Enterprise Security Manager) or freeware (e.g., Cerberus’ Internet Scanner), of the servers(s) on which Symantec information is hosted shall be conducted at least twice a year.

2.3.	Operating system(s) for servers used shall “hardened” prior to use, according a recognized “best practices” configuration. Operating system(s) for servers shall not be operated with an “out of the box” configuration. This requirement shall be implemented as a condition of service before going live.

2.3.1.	Several organizations and vendors have documentation, checklists, or tools designed to facilitate this security configuration process, and are generally recognized as “best practices”. For example,

2.3.1.1.	Microsoft Windows NT 4.0 Server: Trusted Systems Services / National Security Agency’s “Windows NT Security Guidelines”.

2.3.1.2.	Microsoft Windows 2000 Server: National Security Agency’s “Windows 2000 Security Recommendation Guides”.

2.3.1.3.	Solaris: Sun’s Solaris Security Toolkit

2.4.	Vendor shall have a comprehensive anti-virus software deployment, preferably in a three tiered

[1]	http://www.icsalabs.com/html/communities/firewalls/newsite/cert.shtml

[2]	http://niap.nist.gov/cc-scheme/ValidatedProducts.html — firewalls

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

deployment (i.e., at the gateway, server, and client-level), and preferably using Symantec products.

2.5.	Service provider shall have a documented patch management program.

3.	Application-Level Requirements

3.1.	Vulnerability assessment and/or penetration testing, using commercial products or freeware, of the installed application(s) providing Symantec information shall be conducted at least twice a year.

3.2.	Service provider shall have a documented patch management program, and shall adhere to application vendor’s recommendations for “best practices”.

4.	Use of Encryption

4.1.	Encryption shall be used under the circumstances listed below.

4.1.1.	If personal information is collected from a Customer, then session encryption shall be used to protect the privacy of that information during collection. For example, if a Customer fills-in a Web-based form with personal information, then Secure Sockets Layer (SSL, version 3.0) shall be used to protect that session.

4.1.1.1.	Use of SSL shall be with “strong encryption” (i.e., 128-bit) using a “step-up” technology (i.e., 40-bit browsers are stepped up to 128-bits), such as a Secure Site Pro certificate (Global Server ID) from VeriSign, or a SuperCert from Thawte.

4.1.1.2.	Use of SSL version 2.0 is not permitted because of known security weaknesses.

4.1.2.	Personal information collected from a Customer, or a Symantec employee, shall be stored encrypted, using “strong encryption” (i.e., ≥ 112-bit symmetric).

4.1.3.	If Symantec personnel logon to a server (e.g., to upload content, or to perform any administrative function), then that logon shall utilize session encryption to protect authentication information (e.g., username + password). This session encryption may be SSL or Secure Shell (SSH). Use of insecure means for logon (i.e., username + password transmitted in the clear) is not permitted.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.	Compliance Verification Requirements

5.1.	Service provider shall undergo an annual audit by a “nationally recognized” information security firm, as mutually agreed upon by Symantec and the vendor prior to conduct of the audit., to certify compliance with all requirements. Initial audit shall be completed within one (1) year of contract signing date.

5.1.1.1.	Audit methodology shall be:

5.1.1.1.1.	British Standard (BS) 7799, “Code of practice for information security management” (now ISO Recommendation 17799), or

5.1.1.1.2.	SAS[3] 70 Type II – if it’s control objectives match BS 7799 controls, or

5.1.1.1.3.	AICPA SysTrust

5.1.1.2.	Full copy of audit report shall be provided by the “nationally recognized” information security firm to Symantec within two weeks of completion.

5.2.	Small contracts

5.2.1.	Vendors whose contracts are less than USD $50,000.00 annually with Symantec may chose instead to be audited directly by Symantec Security Services to fulfill audit compliance and verification of all security requirements.

Questions concerning these requirements should be directed to your Symantec Account Manager, Karen
Miller, Symantec’s Director of E-commerce Marketing at (541) 335-5769 or kmiller@symantec.com

[3]	American Institute of Certified Public Accounts (AICPA; http://www.aicpa.org/) Statement on Accounting Standards (SAS).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT I

SITE REPORTING REQUIREMENTS

The following reports shall be made available through Digital River’s online remote management tool, or if not available through the remote management tool, sent electronically to Symantec no later than every Tuesday by 12:00 p.m. Pacific Standard Time for the previous week’s information, and no later than the 10th calendar day of each month for the prior month’s information. Digital River’s report generator shall have the capability to provide all reports in formats that are grouped and/or able to be sorted by region and/or country.

1.	Customer Support Metrics. This report outlines the Customer support metric goal, actual Customer support performance, and the variance between the actual performance and the metric goal. This information must be provided for the entire Storefront and divided between Sub-sites within the Storefront and countries. The following information is required to be reported:

a.	Total number of Issues.

b.	Total number of telephone calls.

c.	Total number of e-mail messages.

d.	Total number of Issues by sub-site.

e.	Total number of Issues by Wrap Up Codes.

f.	Volume of telephone call transfers to Symantec and/or other retailers.

h.	Total number of abandoned telephone calls, and average time to abandonment.

i.	Average length of telephone calls.

j.	Average queue time of telephone calls.

2.	Order Processing and Shipping Metrics. This report outlines the order processing and shipping metrics, and actual performance. This information must be provided for all Sub-sites within the Storefront. This report must also be compiled into a summary report for the entire Storefront. The following information is required to be reported:

a.	Ratios of orders booked to orders shipped.

b.	Breakdown of orders booked according to the reasons why they were not processed.

3.	Download Reports. This report outlines the download of Symantec Products. The following information is required to be reported (except as limited by the Wrapper Technology):

a.	Types of downloads broken down between Purchase First, Try/Buy and Try Before you Buy.

b.	Total number of Symantec Products downloaded successfully and unsuccessfully.

c.	Total number of attempts to download Symantec Products (“Attempts”). An “Attempt” is defined as any request that is registered server-side to initiate a download.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

d.	Total number of successful downloads (“Successful Download”). A “Successful Download” is defined as a complete download of an item as indicated on a server log.

e.	Total number of abandoned downloads.

f.	Success Percentage, which is defined as a percentage of download Attempts that result in Successful Downloads.

4.	Sales Reports. This report outlines the sales of Symantec Products to End Users. Orders electronically placed through the Internet from within Symantec Products must be recorded and reported. The following information is required to be reported:

a.	Symantec Product SKUs.

b.	Symantec Product titles.

c.	Units of Symantec Products sold and revenues that resulted from sales.

d.	Dates, including the month and quarter, End Users purchased Symantec Products.

e.	Sub-sites where End Users purchased Symantec Products.

f.	Media type.

g.	Purchase option elected by the End User, e.g., Try/Buy, ESD purchase or packaged product purchase.

5.	Inventory Levels. This report indicates the number of units of inventory of each Symantec Product that are held by Digital River, separated out by each SKU. Such report shall include the Symantec Product name, SKU, number of units actually held in inventory, and the number of units that would represent four weeks and six weeks of inventory based on Symantec’s forecast for the Storefront for the applicable quarter.

6.	Report Formats. Digital River shall provide Symantec with a separate sales report and a returns report for each Market Partner in electronic format no later than the 30th calendar day of each month for the prior month’s sales and returns. These two files shall contain the information described below, and should be sent to ESDSALES@symantec.com in standard ASCII format (comma delimited, i.e., quotes around the text). Symantec shall also have access to all reports on a weekly basis and reserves the right to request reports more than once a month.

Sales report required information and format for Affiliates and Commission Junction, Inc.

•	status of order (paid and shipped),

•	dollar amount of total sale per transaction,

•	the website the purchaser cam from and campaign ID used,

•	the order identification number,

•	transaction tracking number, and

•	the date and time of order.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sales report required information and format for Market Partners:

•	Indicate the Storefront Name and Campaign URL, and the reporting period

•	For all units sold, include: Symantec SKU (“part number”), name of Symantec Product, number of units sold, distribution cost, total distribution revenue, which countries in the Territory the Symantec Products were sold into and the transaction date. Reports should be summarized by Storefront and Campaign URL; Symantec SKU; and number of units sold should be separated from any returns.

•	Include a calculation of the total amounts due Symantec from Digital River for products sold by Digital River during the reporting period, with subtotals for each Storefront.

•	A monthly hardcopy sales report with a check, or alternatively, as indicated below, an authorized wire transfer for amounts due from Digital River is due to market partner no later than the 20th calendar day of each month.

The report and check (if applicable) should be sent to market partners address listed on the Storefront Initiation Form:

7.	Partner Site Reporting Requirements. In addition to the current reporting and records requirements of Section 9 and Exhibit I of the Agreement, as amended, the following provisions shall be added to the Agreement under Exhibit I to govern certain reporting requirements by Digital River to both Symantec and such third party Partners concerning the various Site arrangements for Symantec Partner relationships, which were added under the Agreement by this Sixth Amendment. All other non-conflicting reporting requirements by Digital River concerning this reporting and related matters shall remain unchanged by this Sixth Amendment. The new provisions added to Exhibit I are as follows:

Partner Site Reports. Except as specifically set forth in any particular Back End Agreement, and in addition to all other non-conflicting reporting requirements, as set forth in the Agreement and this Exhibit I, as amended to date, Digital River reporting shall comply with the terms:

(a) Download Sites. Digital River shall record all downloads of Symantec Products. Digital River shall report all such downloads to Symantec on any Download Site, per Download Site. The reports for Download Sites shall include: (i) the number of units of Symantec Product downloaded, by product name, (ii) the coupon number, if applicable, redeemed, (iii) the date of each download, (iv) the type of product version, as in Macintosh or PC version, and (v) any other Site statistics, such as traffic in a traffic analysis report per the Back End Agreement requirements. Digital River shall provide Symantec with both a separate penetration report by the tenth (10th ) day of each month for the prior month sales and a separate “Partner” report in electronic format no later than the fifteenth (15th) calendar day of each month for the prior month’s downloads, except as otherwise agreed to in the separate Back End Agreements. The Partner report may need to contain only a subset of the foregoing or some additional information and Digital River agrees to comply with such other special requirements, as may be agreed to and set forth in the relevant Back End Agreement for such Partner. The Partner report, which will be customized, if applicable, per the terms of the Back End Agreement, should be sent to the Partner, only after approval by Symantec, but no later than the twentieth (20th) calendar day after the end of each calendar quarter except as otherwise agreed in separate Back End Agreements, at the Partner’s reporting address listed in the Back

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

End Agreement for such Partner. Symantec shall also have access to all reports on a weekly basis and reserves the right to request reports more often than once a month.

(b) Store Sites. Digital River shall provide Symantec with a penetration report by the tenth (10th ) day of each month for the prior month sales, as well as a Partner report quarterly by the fifteenth (15th) day of the month for the prior quarter, both as a separate sales report and a separate report for each Partner in electronic format no later than the fifteenth (15th) calendar day of each month for the prior month’s sales and returns, except as otherwise agreed in separate Back End Agreements, and comply with such other special requirements, as may be agreed to and set forth in the relevant Back End Agreements. The Partner report will be a subset of the information in the Symantec report, and typically should only contain the total number of units, by Symantec Product, of the Symantec Product sold and the detailed revenue share calculation, but which report shall be customized, as applicable per the Back End Agreement. The Partner report (after approval by Symantec), and check if applicable, is due to the Partner no later than the twentieth (20th) calendar day after the end of each calendar quarter and should be sent to the Partner’s address listed in the Back End Agreement for such Partner. Symantec shall also have access to all reports on a weekly basis and reserves the right to request reports more often than once a month.

(c) Requirements for Report to Symantec. Unless and until such future on-line reporting method provided by Digital River is available in such format which shall be detailed in a writing and approved as being satisfactory in writing and signed by an authorized signatory of Symantec, the sales report to Symantec shall include the following information and be in the following format:

     (i) Indicate the Site by Partner name and URL, and the reporting period;

     (ii) For all units of Symantec Product sold, include: Symantec SKU (“part number”), name of the Symantec Product, number of units sold, unit sales price charged to the End User, total distribution revenue, which countries in the Territory the Symantec Products were sold into and the transaction date.

     (iii) Reports should be summarized by Site and URL; Symantec SKU; and number of units sold should be separated from any returns;

     (iv) A revenue share calculation for each Partner, which includes that particular Partner’s formula and revenue share percentage, as indicated in the Back End Agreement;

     (v) Include a calculation of the total amounts due to Symantec from Digital River for Symantec Products sold by Digital River during the reporting period, with subtotals for each Site; and

     (vi) Reporting should be separately by territory, which consists of the (i) the Americas, which consists of North America and South America, (ii) AsiaPac which is the Asian and Pacific rim countries and (iii) EMEA, which consists of Europe, Middle East and Africa.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT J

TERMINATION PROCEDURES

Digital River shall carry out the following termination procedures upon termination or expiration of this Agreement:

For a period of two months after the termination or expiration of this Agreement (the “Transition Period”), Digital River shall perform all its obligations and services under this Agreement, including but not limited to continuing to take orders for Symantec Products. Symantec reserves the right, in its sole discretion, to reduce the duration of the Transition Period or Digital River’s obligations during the Transition Period, and will notify Digital River of any such changes. Any Transition Period extensions are to be mutually agreed to by both Parties.

During the Transition Period, Digital River shall also use best efforts to assist Symantec in transferring its Storefront responsibilities to Symantec or a third party authorized by Symantec. Such assistance shall include, but not limited to, the following requirements, which shall be performed by Digital River * to Symantec:

1.	Customer Information and Databases. Digital River shall ensure that all Customer data, including Customer names, Key server data, licensing information on individual Customer records, and telephone numbers, are provided to Symantec in the file format to be mutually agreed upon by the Parties. Digital River will update Symantec, on a weekly basis, as to any Customer data changes it becomes aware of as a result of Customer support calls, even if such changes are received after the Storefront has been transitioned to Symantec. Digital River’s notification obligations shall not extend for more than a period of one month after the Transition Period expires.

2.	URLs. At termination, Digital River will ensure that any links to the Symantec Storefront or related sites hosted by Digital River are appropriately redirected to new mutually agreed upon URLs or IP addresses. Digital River will assist Symantec in redirecting all links, including the forwarding of any Storefront e-mail services, to Symantec or a new Storefront location to be decided at termination.

3.	Transition Notifications. During the Transition Period, Digital River will provide required notifications on the Symantec Storefront regarding the transition plan from Digital River to Symantec or another party. Any transition notifications must be approved by Symantec. Transition notifications include messages regarding Storefront downtime.

4.	Marketing Programs. Upon notice of termination, Symantec shall have the discretion to decide whether to immediately terminate any current or planned marketing arrangements.

5.	Support/Fulfillment. Digital River shall not claim any exclusive rights when contracting with third party vendors for Customer support or order fulfillment during the term of this Agreement. After the Agreement’s termination, Symantec will have all rights to retain the same vendors obtained by Digital River during the term of this Agreement. If Symantec decides to retain such vendors, it will establish separate service agreements with such vendors. Further, Digital River shall not enter into any contracts with vendors which would bind Symantec to Digital River obligations under such contracts when the Agreement expires or terminates. Symantec has all rights not to obtain such vendors upon the Agreement’s termination or expiration, and may select other vendors that were not retained by Digital River.

6.	Telephone Call Support. Digital River will ensure that Symantec possesses the latest telephone scripts and procedures during the Transition Period. During the Transition Period, Digital River will alter Customer support protocols only based on mutually agreed upon alterations. Such alterations may include implementing automatic forwarding of calls, or performing manual transfers to a location or telephone

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

number(s) specified by Symantec. At the end of the Transition Period, all telephone calls to Digital River personnel, relating to Symantec Products and services, including Customer support calls, shall be automatically transferred or forwarded to Symantec, at Symantec’s expense.

7.	Storefront Content. Digital River will provide all graphics and text (HTML) files to Symantec used on the Storefront during the term of this Agreement. Digital River shall transfer a source database to Symantec in a format mutually agreed to by the Parties during the Transition Period. During the Transition Period, Symantec shall have rights to request up to three (3) transfers of all Storefront Content.

8.	Redirection of Telephone Numbers. The toll free and toll share numbers referenced in Section 3.b(vi)(a) and 3.b(vi)(b) shall be redirected to telephone numbers selected by Symantec. Any cost of such redirect shall be paid by Symantec.

9.	Processing of Try/Buy Keys. During the Transition Period and for 30 days thereafter, Digital River shall continue to provide purchase transaction services for Try/Buy Symantec Products that were that were downloaded or ordered by Customers prior to the Agreement termination date.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT K

SYMANTEC SELL THROUGH REPORTING
PROCEDURES AND POLICIES

1. EDI Sell-Through Reporting Requirements

Americas (including LAM)		EMEA		Asia Pac

•	Daily	•	Daily	•	Daily
•	Via EDI	•	Via EDI	•	Via EDI
•	Fields:	•	Fields:	•	Fields:
	Customer name		Customer name		Customer name
	Customer address (bill to)		Customer address (bill to)		Customer address (bill to)
	Customer Address (ship to)		Customer Address (ship to)		Customer Address (ship to)
	Customer email address		Customer email address		Customer email address
	Product		Product		Product
	P/N		P/N		P/N
	Qty		Qty		Qty
	Price (matching price list)		Price (matching price list)		Price (matching price list)
	Country code		Promo Code (Symc. ID which drives correct price for promotions)		Country code
Country code

2. Product Returns Reporting Requirements

Americas (including LAM)		EMEA		Asia Pac

•	Daily via EDI	•	Daily via EDI	•	Daily via EDI
•	Fields:	•	Fields:	•	Fields:
	Customer Name		Customer Name		Customer Name
	Customer Address (bill to)		Customer Address (bill to)		Customer Address (bill to)
	Customer email address		Customer email address		Customer email address
	Product description		Product description		Product description
	P/N		P/N		P/N
	Qty		Qty		Qty
	Price		Price		Price
	Country code		Country code		Country code
	Promo code/campaign ID		Promo code/campaign ID		Promo code/campaign ID

3. Wire Transfer Information

Americas (including LAM)	EMEA	Asia Pac

*	*	*

4. Accounts Receivable

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Americas (including LAM)	EMEA	Asia Pac

Symantec Corporation International Way, Springfield, Oregon 97477	Symantec Limited Schipholweg 103 2316 XC Leiden Netherlands	Symantec Singapore 3 Phillip Street #19-00 Commerce Point
Attn: Credit and Collections Supervisor	Attn: Credit and Collections Supervisor	Singapore 048693 Attn: Credit and Collections Supervisor

5.	Symantec Order Services:

     Symantec Corporation

International Way, Springfield, Oregon 97477

     Attention: Order Services

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit L
Shop Symantec Storefront Initiation Form

(Parts I and II to be completed by Symantec)

Business Development Representative Submitting Form (Complete this line in Part I, all of Part II, then submit to Store Coordinator):

PART I

Name	Title	Date

Symantec Storefront Coordinator Approval:

Signature	Name/ Title	Date

Phone	Fax	Email

PART II

Market Partner Name:

Requirements (explain promo):

Type of Promo:                                         URL(s) only                      Promo Page A                                         Promo Page B

Requirements of promo:

Number of Campaign URLs required:

Date URL Needed:

Partner URLs Customer is Coming From:

Telesales Promo:                                          Email Promo:

Type of Campaign URL’s (check one):                      Pricing Control                      Tracking Referring URL (short ULR for print media):                     Yes                     No

Sample of requested short URL: (software.Symantec.com/partnername/cid#):

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Launch Date:

Term of Promo (expiration date):

Revenue Share:                     Yes                      No (check one)

If Yes, Digital River, shall, within twenty (20) days of the end of the calendar month, pay an amount equal to the Revenue Share Percentage, indicated below, of the Net Revenue received by Symantec resulting from the End Users of this Symantec Partner, who click through hypertext links on the Storefront and complete the purchase of the Symantec Products from the Storefront only and not from any other site or method (the “Click-Through Sales”). “Net Revenue” shall mean the purchase price paid by Digital River (distribution cost) for the Symantec Products sold through the Storefront as a result of Click-Through Sales due to Symantec, less returns, taxes, shipping and handling charges, and a flat * percent (*%) of such purchase price to take into account the End User rebate redemption.

Revenue Share Percentage:                      %

Products Partner Company Should Receive Revenue Share on: (which products)

Market Partner Contact information:

Reporting Address:

Reporting Requirements (explain & provide example):

Payment Address (if different than reporting address):

PART III: (to be completed by Digital River):

Setting up the promo:

Campaign Specific URLs:

URL 1:

URL 2:

URL 3:

URL 4:

URL 5:

Referring (short) URL:

Date URL(s) sent to Symantec:

Digital River: Please return copy of completed Storefront Initiation Form to the Symantec Storefront Coordinator via facsimile or email before launch. Mail copy with original signature.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

I hereby confirm and acknowledge the terms set forth in this Exhibit B for this particular project and will proceed subject to, and in accordance with, the terms and conditions of the Agreement between the parties, to which this Exhibit B is incorporated by reference.

Signature	Name/ Title	Date

Phone	Fax	Email

Wrapping up the promo:

Digital River: Please return copy of completed Storefront Initiation Form to the Symantec Storefront Coordinator via facsimile or email before launch.

Confirmation of expiration sent by fulfillment to Symantec three days prior to expiration: (date)                                         sent by:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT M

Shop Symantec Site Initiation Form

Instructions: The Symantec Business Development Representative submitting this Shop Symantec Site Form (the “Form” or also defined as the “Back End Agreement”), must complete Part I (other than the approval section), all of Part II, and Exhibit M-1 information, as well as attach required Specifications as Exhibit M-1. Then submit the completed Form to Symantec’s E-commerce Site Coordinator. The Symantec E-commerce Site Coordinator then signs off in Part I, indicating all necessary information has been provided and presents it to Digital River. Digital River completes the blanks in Part III and signs this Form. This Back End Agreement becomes part of the Agreement. The Symantec E-commerce Site Coordinator is responsible for tracking and delivering one (1) original, fully executed copy of this Form to Symantec Legal Department, to be stamped as accepted by the Legal Department, and filed as part of the Agreement. Any capitalized terms used herein and not otherwise defined in this Back End Agreement shall have the respective meanings set forth in the Authorized Symantec Electronic Reseller for Shop Agreement by and between Symantec and Digital River, dated December 20, 2000, as amended to-date (the “Agreement”).

PART I: Partner Information, Symantec Business Development Representative’s Information and Symantec’s E-commerce Site Coordinator Approval.

1. Partner Information:

Partner’s Corporate Name :

Partner’s Contact Persons Names:

Headquarter’s Address:

Phone:                                 Fax:                                  Email:

2.	Name of Business Development Representative owning the Partner relationship:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Title :

Date Submitted :

Contact Information:

3.	Symantec E-commerce Site Coordinator Approval:

I hereby verify that all the necessary information has been provided on this Form and all deviations from the standard approach have been discussed with and approved by Digital River.

Signature of approval from Symantec E-commerce Site Coordinator

Name/ Title:

Date :

Phone:                                 Fax:                                 Email:

PART II: Description of Promotion and Category of Partner Relationship.

1.	Type of Site (check one):

a.     ☐  Download Site

b.    ☐  Generic Store (only Symantec Marks) with a separate Site Identification

c.    ☐  Co-branded Store (Both Symantec and Partner Marks)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.	Type of Sales Transaction Involved (check one):

a. ☐ Direct Sale by Symantec If checked, Digital River shall create, launch and host the Site in return for the “per transaction or per download fee” to be paid to Digital River, as indicated in Part III, item 2. Under a Direct Sale, check here if boxed Symantec Product is required to be delivered under this Direct Sale wherein Digital River shall be paid ERP ☐ and explain under what circumstances Digital River will provide boxed Symantec Product to the Customer:

b. ☐ Standard resale transaction under the terms of the Agreement with Digital River. In this situation, Digital River pays Symantec ERP and sets the pricing on the Site.

3. Site Specifications and Requirements. The Site is to be built in accordance with the Specifications attached hereto as Exhibit M-1, which are hereby incorporated by reference, with the look and feel indicated in the Specifications and the Site shall meet all the requirements and functionality indicated in the Specifications, as well as the following additional special requirements and functionality not otherwise indicated in the attached Specification:

The attached Specifications which were approved by the Partner on:                     (Date final approval from Partner received).

4. Anticipated Time Period Site to be Active. The Site is anticipated to be active by the Partner per the terms of the Front End Agreement between Symantec and the Partner until:                     (date), which is subject to change by written notice to Digital River by Symantec.

5. Sales Promotion. Describe the sales promotion of the Partner and indicate all additional requirements and special services required as part of the promo and the Site, such as any instant rebates or electronic coupons:

6. Number of Site URLs required:

7. Date URLs Needed:

8. Allowed URLs (as designated by Partner as the URLs Where End User may be directed from, such as the Partner’s

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

homepage, coupons, email promos, etc):

Does Partner require access to the Site be restricted to only End Users coming from Allowed URLs: ☐ Yes ☐ No

If yes, the Authentication Page requirements and verbiage are as follows:

9. Telesales Promo (describe):

10. Email Campaign Promo:

11. Referring URL (short URL for print media, For example: software.Symantec.com/partnername/cid#):

☐ Yes ☐ No

12. Launch Date for Symantec, i.e. delivery of fully functional, activated Site:

13. Revenue Share: ☐ Yes ☐ No (check one)

If Yes, Digital River, shall, within twenty (20) days of the end of the calendar quarter, pay an amount equal to the Revenue Share Percentage, indicated below, of the Net Revenue received by Symantec resulting from the End Users of this Symantec Partner, who click through hypertext links on the Site and complete the purchase of the Symantec Products from the Site only and not from any other site or method (the “Click-Through Sales”). “Net Revenue” shall mean the ERP ( i.e. the purchase price paid by Digital River) for the Symantec Products sold through the Site as a result of Click-Through Sales due to Symantec, less returns, taxes, shipping and handling charges, and a flat ten percent (10%) of ERP take into account the End User rebate redemption.

a. Revenue Share Percentage:                      %

b. The Symantec Products that Partner will receive a Revenue Share on:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14. Reporting Requirements:

a. Report Due Date to Symantec:

b. Report Due Date to Partner:

          c. All reports must be sent to Symantec first for review and only after Symantec has signed off, will Digital River deliver the report to the Partner at the following Partner designated reporting address:

          d. Additional Reporting Requirements other than what is indicated in the Agreement. Explain the exact components that differ from the terms of the Agreement, if any, and also provide example:

15. Effective Date for this Back End Agreement: (date)

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

PART III: This Part is to be completed by Digital River and signed and returned to the Symantec E-commerce Site Coordinator.

1. Basic Site Information. The Site has been set up with the following Site address, with the following URLs:

a.	Site Address:

b.	URLs:

c.	URL 1:

d.	URL 2:

e.	URL 3:

f.	URL 4:

g.	URL 5:

h.	Referring (short) URL:

i.	Date URL(s) were sent or will be sent to Symantec:

j.	If so required, verification that only the Allowed URLs have access: ☐ Yes ☐ No (check one)

2. Direct Sale Per Transaction Fee: If Part II, Item 2.a is checked, Digital River hereby agrees to a total fee per transaction as indicated for the Site if this Site is a “direct sale” from Symantec to the Partner or Partner’s End Users and not a traditional resale transaction:

3. Signing and Returning the Form:

Instructions to Digital River: Please return an original signed copy of completed Site Initiation Form to the Symantec Site Coordinator via facsimile and mail one copy with original signature within one week of receiving this request.

I hereby confirm and acknowledge the terms set forth in this Form or Back End Agreement for this particular Site and will proceed subject to, and in accordance with, the terms and conditions of this Back End Agreement and the terms of the Agreement, to which this Form is incorporated by reference.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Signature of Authorized person at Digital River.

Name/ Title:

Date:

Phone:                                          Fax:                                Email:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4. For Future Use, Upon Completion of Site/Promo. When the promo is completed and the Site is taken down with only a redirect message being launched, Digital River will complete the following on its copy of the fully signed Form and provide the completed Form to The Symantec E-commerce Site Coordinator no less than three (3) days prior to expiration of the Promo:

a.	Partner Name:

b.	Effective Date of Form under which this Site is initiated: (date)

c.	The actual Promo has completed and no further sales activity is possible as of: (date)

d.	The Site will be completely disabled and a redirect message will be launched as of: (date); and shall continue until: (date)

Signature of Authorized person at Digital River.

Name/ Title:

Date:

Phone:                                          Fax:                                Email:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M-1

The attached Specifications apply to the Partner Site (name of Partner and date of Form)                      and shall become part of the Agreement, and are incorporated herein by reference.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT N

SITE TESTING STANDARDS AND CRITERIA

The Site shall be tested to ensure it is in complete compliance with all the requirements set forth in the Agreement, the Back End Agreement, and the Specifications, in accordance with the following standards and requirements (hereafter referred to as “QA”), which standards and requirements may be amended, from time to time, upon mutual agreement by the parties.

1. The Site design and functionality shall be fully tested in QA by Digital River before its own final testing and provided then to Symantec to review and provide feedback on prior to completion of the QA process. All feedback provided by Symantec and the Partner, through Symantec, shall be implemented.

2. The Site and all aspects of any promotion shall then be tested by Digital River to ensure it is in full compliance in terms of design, look and feel and functionality with the relevant final Specifications and the terms and descriptions set forth in the Back End Agreement.

3. After QA has been signed off by Digital River and Symantec in steps one and two, then secured access to the Site shall be provided to Symantec, and only as indicated by Symantec, to the Partner, for testing by Symantec and the Partner. This access shall be pursuant to a URL to the server of Digital River, known as the QA server. No one other than Symantec and the Partner shall be able to access the Site at this point in time.

4. Digital River shall also provide testing access to the Site to both Symantec, and the Partner pursuant to Symantec’s instructions, via any promotional process as a test run, such as an e-mail address, coupon or other testing harness that provides authorization access to the secure Site.

5. Digital River agrees that no less than ten (10) business days shall be allowed for the participation of Symantec and the Partner in the above outlined QA process for the purposes of allowing Symantec and the Partner to test the Site, as indicated above, and to allow at least three (3) business days for Digital River to make any final changes, Corrections and again QA to the Site.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT O

APPROVED SHIPPING COSTS

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Africa	3 - Africa	198	US Dollar	65.95	1 lbs
FedEx	Africa	3 - Africa	198	US Dollar	65.95	2 lbs
FedEx	Africa	3 - Africa	198	US Dollar	105.95	5 lbs
FedEx	Africa	3 - Africa	198	US Dollar	125.95	10 lbs
FedEx	Africa	3 - Africa	198	US Dollar	207.95	30 lbs
FedEx	Africa	3 - Africa	198	US Dollar	301.95	50 lbs
FedEx	Africa	3 - Africa	198	US Dollar	384.95	70 lbs
FedEx	Africa	3 - Africa	198	US Dollar	478.95	90 lbs
FedEx	Africa	3 - Africa	198	US Dollar	578.95	110 lbs
FedEx	Africa	3 - Africa	198	US Dollar	683.95	130 lbs
FedEx	Africa	3 - Africa	198	US Dollar	789.95	150 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	21.95	1 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	7.45	1 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	39.95	2 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	9.95	2 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	41.95	5 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	17.45	5 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	71.95	10 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	25.95	10 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	71.95	30 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	68.95	30 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	101.95	50 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	109.95	50 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	139.95	70 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	150.95	70 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	179.95	90 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	195.95	90 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	218.95	110 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	237.95	110 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	255.95	130 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	279.95	130 lbs
FedEx	Alaska and Hawaii	1 - North America	198	US Dollar	292.95	150 lbs
USPS	Alaska and Hawaii	1 - North America	198	US Dollar	322.95	150 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	38.95	1 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	41.95	2 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	54.95	5 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	60.95	10 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	113.95	30 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	164.95	50 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	214.95	70 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	264.95	90 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	250.95	110 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	365.95	130 lbs
FedEx	Australia and New Zealand	5 - Australia	198	US Dollar	421.95	150 lbs
FedEx	Canada	1 - North America	198	US Dollar	27.95	1 lbs
Purolator	Canada	1 - North America	198	US Dollar	17.95	1 lbs
FedEx	Canada	1 - North America	198	US Dollar	27.95	2 lbs
Purolator	Canada	1 - North America	198	US Dollar	18.45	2 lbs
FedEx	Canada	1 - North America	198	US Dollar	28.95	5 lbs
Purolator	Canada	1 - North America	198	US Dollar	23.45	5 lbs
FedEx	Canada	1 - North America	198	US Dollar	37.95	10 lbs
Purolator	Canada	1 - North America	198	US Dollar	31.95	10 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Canada	1 - North America	198	US Dollar	59.95	30 lbs
Purolator	Canada	1 - North America	198	US Dollar	64.95	30 lbs
FedEx	Canada	1 - North America	198	US Dollar	79.95	50 lbs
Purolator	Canada	1 - North America	198	US Dollar	98.95	50 lbs
FedEx	Canada	1 - North America	198	US Dollar	95.95	70 lbs
Purolator	Canada	1 - North America	198	US Dollar	132.95	70 lbs
FedEx	Canada	1 - North America	198	US Dollar	110.95	90 lbs
Purolator	Canada	1 - North America	198	US Dollar	165.95	90 lbs
FedEx	Canada	1 - North America	198	US Dollar	121.95	110 lbs
Purolator	Canada	1 - North America	198	US Dollar	199.95	110 lbs
FedEx	Canada	1 - North America	198	US Dollar	142.95	130 lbs
Purolator	Canada	1 - North America	198	US Dollar	232.95	130 lbs
Purolator	Canada	1 - North America	198	US Dollar	267.95	150 lbs
FedEx	Canada	1 - North America	198	US Dollar	164.95	150 lbs
FedEx	Europe	4 - Europe	198	US Dollar	39.95	1 lbs
FedEx	Europe	4 - Europe	198	US Dollar	42.95	2 lbs
FedEx	Europe	4 - Europe	198	US Dollar	61.95	5 lbs
FedEx	Europe	4 - Europe	198	US Dollar	65.95	10 lbs
FedEx	Europe	4 - Europe	198	US Dollar	95.95	30 lbs
FedEx	Europe	4 - Europe	198	US Dollar	132.95	50 lbs
FedEx	Europe	4 - Europe	198	US Dollar	169.95	70 lbs
FedEx	Europe	4 - Europe	198	US Dollar	210.95	90 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Europe	4 - Europe	198	US Dollar	239.95	110 lbs
FedEx	Europe	4 - Europe	198	US Dollar	285.95	130 lbs
FedEx	Europe	4 - Europe	198	US Dollar	325.95	150 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	38.95	1 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	41.95	2 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	54.95	5 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	60.95	10 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	92.95	30 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	124.95	50 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	158.95	70 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	195.95	90 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	232.95	110 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	273.95	130 lbs
FedEx	Japan and Asia	6 - Asia	198	US Dollar	315.95	150 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	7.45	1 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	7.45	1 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	15.95	1 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	9.45	2 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	8.95	2 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	17.45	2 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	14.95	5 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	9.95	5 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Lower 48 States	1 - North America	198	US Dollar	20.95	5 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	19.95	10 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	27.45	10 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	10.95	10 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	47.95	30 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	46.95	30 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	17.45	30 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	66.95	50 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	24.95	50 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	75.95	50 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	87.95	70 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	28.95	70 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	103.95	70 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	114.95	90 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	134.95	90 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	53.95	90 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	162.95	110 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	63.95	110 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	137.95	110 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	189.95	130 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	72.95	130 lbs
FedEx	Lower 48 States	1 - North America	198	US Dollar	160.95	130 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Lower 48 States	1 - North America	198	US Dollar	186.95	150 lbs
USPS	Lower 48 States	1 - North America	198	US Dollar	219.95	150 lbs
UPS	Lower 48 States	1 - North America	198	US Dollar	81.95	150 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	33.95	1 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	37.95	2 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	54.95	5 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	60.95	10 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	92.95	30 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	117.95	50 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	152.95	70 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	186.95	90 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	215.95	110 lbs
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	254.95	130 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	Mexico and Caribbean	2 - South America	198	US Dollar	293.95	150 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	40.95	1 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	43.95	2 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	63.95	5 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	79.95	10 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	149.95	30 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	219.95	50 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	279.95	70 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	349.95	90 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	409.95	110 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	479.95	130 lbs
FedEx	Middle East	6 - Asia	198	US Dollar	549.95	150 lbs
FedEx	South America	2 - South America	198	US Dollar	45.95	1 lbs
FedEx	South America	2 - South America	198	US Dollar	49.95	2 lbs
FedEx	South America	2 - South America	198	US Dollar	95.95	5 lbs
FedEx	South America	2 - South America	198	US Dollar	115.95	10 lbs
FedEx	South America	2 - South America	198	US Dollar	180.95	30 lbs
FedEx	South America	2 - South America	198	US Dollar	250.95	50 lbs
FedEx	South America	2 - South America	198	US Dollar	321.95	70 lbs
FedEx	South America	2 - South America	198	US Dollar	366.95	90 lbs
FedEx	South America	2 - South America	198	US Dollar	409.95	110 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

						Max Ship
Agent	Location	Continent	Ship Code	Currency	Ship Price	Weight
FedEx	South America	2 - South America	198	US Dollar	459.95	130 lbs
FedEx	South America	2 - South America	198	US Dollar	529.95	150 lbs

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sub-site	Shipping Locations for Packaged Symantec Products
United States	United States
Canada	Canada
Puerto Rico and Caribbean	See table below
United Kingdome	United Kingdom, Ireland
Germany	Germany, Switzerland, Austria
France	France
Benelux	Belgium, Netherlands, Luxembourg
Italy	Italy
Spain	Spain
Latin America	See table below

Shipping Locations for Packaged Symantec Products Purchased through the Puerto Rico and the Caribbean Sub-site

Anegada (British virgin Islands)

Anguilla

Antigua and Barbuda

Aruba

Bahamas

Barbados

Belize

Bermuda

Bonaire

Bonaire (Netherlands Antilles)

Cayman Islands

Curacao

Curacao (Netherlands Antilles)

Dominica

Dominican Republic

French Guiana

Shipping Locations for Packaged Symantec Products Purchased through the Puerto Rico and the Caribbean Sub-site (Continued)

Grenada

Guadeloupe

Guyana

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Haiti

Jamaica

Martinique

Montserrat

Puerto Rico

Saba (Netherlands Antilles)

Saint Eustatius (Netherlands Antilles)

St. Croix (US Virgin Islands)

St. John (US Virgin Islands)

St. Kitts and Nevis

St. Lucia

St. Maarten (Netherlands Antilles)

St. Martin

St. Thomas (US Virgin Islands)

St. Vincent and the Grenadines

Suriname

Tortola (British Virgin Islands)

Trinidad and Tobago

Turks & Caicos Islands

Virgin Gorda (British Virgin Islands)

St. Christopher

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Shipping Locations for Packaged Symantec Products Purchased through the Latin America Sub-site

Argentina

Paraguay

Uruguay

Chile

Bolivia

Peru

Ecuador

Colombia

Venezuela

Puerto Rico

Dominican Republic

Panama

Costa Rica

Guatemala

El Salvador

Honduras

Nicaragua

Mexico

United States

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT P

Text of message to be provided to Customers prior to downloading Try/Buy Symantec Products:

“Please fill out all fields below, and press submit. Our server will then send you a confirmation email to verify your email address. Download instructions will be contained in this email.

First Name:

Last Name:

Country:

Email:

Please note: By confirming your email address and downloading this file, you are signing up to receive periodic follow up emails from us. Any emails we send you will contain unsubscribe information, and you may opt-out of future emails at any time.”

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT Q

SPECIFICATIONS FOR THE * WRAPPER INTEGRATION

Digital River will create code and processes that will fulfill the following procedures with the * Wrapper:

Symantec will wrap its products with * wrapper technology and provide the completed purchase first and trialware products to Digital River. Digital River will create and supply the product identification number (PID) to Symantec. Once this is received Symantec can post the products for sale.

Pursuant to the * Technology, the * process is as follows: *

Pursuant to the * Technology, the following * process is desired by Symantec: *

TBYB/Trialware process: *

The first phase of the * integration will begin with the Norton AntiVirus 2002 purchase first and trialware versions. It is the intention of Symantec to add additional products and distribution types, such as OEM, to the * wrapper model once * integration is complete on the Symantec side with *. Symantec will notify Digital River of the release of further products or distribution types via pricelist distribution.

Digital River will support the * wrapper code by using the *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT R

Specifications for Commerce Flow #111323a

Buy Before Try (BBT) Use Case and Commerce Flow.

*

EXHIBIT S

Specifications for Commerce Flow #111323b

Try Before You Buy (TBYB) Use Case and Commerce Flow.
Assumptions:

*

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT T

Purchase Order Format

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit U
Digital River’s Roadmap and Schedule for Shipping Into APAC

Digital River shall provide local shipping to the following countries by *:

Taiwan, Hong Kong, Singapore, Australia, New Zealand

Digital River shall provide local shipping to the following countries by *:

China, Japan

Shipments must be made from the Asia Pacific region and not out of the US or EMEA regions.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit V
Certification of Software Destruction

By signing below, Digital River agrees that they have taken the necessary steps to delete and destroy the obsolete Symantec Products described in the table below in full compliance with the required process outlined in that certain Amended and Restated Authorized Symantec Electronic Reseller Agreement entered into between Digital River, Incorporated (“Digital River”) and Symantec Corporation with an Amended Date as of July 1, 2003 and such Field Destruction Agreement relating to the following, dated July 22, 2002.

Digital River warrants and represents that the final quantities of product that were destroyed by title are as follows:

Total Quantity
Product Name	Version Number	Destroyed	Date Destroyed

Digital River certifies that the person signing below is a duly authorized signatory with full authority.

Digital River Contact Information

Name:

Title:

Date:

Signature:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT TWO TO THE
AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

     This Second Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Two”) is made as of the Amendment Two Effective Date, as defined in Section 1 below, and shall serve to amend the Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. The parties have agreed to amend the Agreement as of the Amendment Two Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

“Amendment Two Effective Date” shall mean December 5, 2003.

“Co-branded Partner Store” means and replaces the definition of Co-Branded Store as described and defined under Section 3(b)(xii)(a)(ii)(a) generally, consisting of one or more interim pages linked between the Partner’s Site and the Storefront.

“Symantec Product Selector” means a Symantec Tool that helps End Users select Symantec products based on their Internet security needs.

“Symantec Security Advisor” means a Symantec Tool that scans a personal computer for existing Internet security applications, makes relevant product recommendations if such applications are lacking, and then recommends appropriate security applications to the End User for purchase.

“Symantec Security Alerts” means a Symantec Tool that provides End Users with real time alerts on current Internet security threats.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“Symantec Security Check” means a Symantec Tool that assesses a personal computer’s antivirus or firewall protection, and which is accessible to End Users via a link from the Symantec Security Connection site or through such other authorized links and which is solely hosted by Symantec and will never be offered as a co-branded Site to Partners or any third party.

“Symantec Security Connection” means that particular Symantec Site, web pages, or web sites and all related links to Symantec Tools, all proprietary to Symantec, and hosted and managed by Digital River, or such other third party contractors as Symantec may select, according to such Symantec specifications, which shall be accessible by Customers and shall display Symantec Security Information that allows Customers to learn about, assess and protect their personal computers against Internet threats, and may include links to various Sites and itself may be co-branded with various Partners.

“Symantec Security Information” means the actual content, including but not limited to, the complete look and feel, and any and all information or data, including but not limited to, that of virus news and security tips which are provided by the Symantec Security Alert or any other Symantec Tool(s), and/or which may also be accessible through links to any “Symantec.com” web-site, any Site, any Co-branded Partner Store, and/or the Storefront as applicable, and/or which may be provided by Symantec on the Symantec Security Connection or through some other Symantec Tool.

“Symantec Tool(s)” means any one or more of any proprietary methods or tools that Symantec creates or has created for it by a third party for the use of Customers, which includes those tools defined in this Amendment Two as follows, including but not limited to, Symantec Security Advisor, Symantec Product Selector, Symantec Security Alerts, Symantec Security Check, Symantec Security Connection, Symantec Upgrade Assistant, try before you buy download offerings, and any other tools that Symantec creates or has created for it by a third party for the use by Customers that Symantec later makes available through Digital River, regardless of whether now existing or created in the future.

“Symantec Upgrade Assistant” means a Symantec Tool that helps an End User determine what products will best meet the End User’s security needs.

2. The following provisions shall be added as a new Section 3(n) as follows:

“ 3(n) Symantec Security Connection and other Proprietary Tools and Symantec Security Information on the Storefront. The Parties agree that the following obligations and rights apply to the use of the Symantec Tools which precedes the Amendment Two Effective Date and the terms set forth herein shall govern all past uses and access by Digital River to the Symantec Tools, effective as of the date Digital River first had access to the applicable Symantec Tool. In accordance with the terms of this Agreement, Symantec grants to Digital River, and Digital River accepts from Symantec, a worldwide, limited, non-exclusive, non-transferable license to provide access to and host for the Term of the Agreement only, Sites containing the Symantec Security Information and various Symantec Tools as part of the Symantec Security Connection and separately on the Storefront, or if authorized through Shop Symantec Site Initiation Form or its equivalent, solely in accordance with Symantec’s instructions and guidelines, as provided to Digital River and updated by Symantec, from time to time; provided that any work requested by Symantec requiring Digital River to change Symantec content which is already hosted by Digital River, or to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

change pre-existing Digital River code, and such changes would result in Digital River incurring additional costs, then such work will be described in a separate Statement of Work. Notwithstanding the foregoing, Digital River acknowledges that only Symantec can host the Symantec Security Check but that Digital River is hereby authorized to provide a link thereto from the Storefront and through the Symantec Security Connection and may be authorized in the future to do so from such other Co-branded Partner Sites or Partner Sites, as specifically authorized from time to time in writing by Symantec. Digital River shall ensure that the Storefront provides Customers access to and use, in an unaltered form (unless otherwise specifically authorized by Symantec in writing), of (i) the Symantec Security Connection Site, which shall contain the lay out and look and feel that Symantec indicates and modifies, from time to time, and which may contain any one, or a combination of, the Symantec Tools, and (ii) such other features, programs or Symantec Tools as indicated and provided by Symantec, in such combinations as Symantec may authorize, from time to time. Digital River agrees that it shall maintain a direct link to the Symantec Security Alerts or such other names used, including but not limited to “Realtime Security Alerts” located on any “Symantec.com” website or other Sites in order to ensure an automatic update of the information on the Storefront. Digital River shall not make any changes to any of the Symantec Security Information content or any links or the look and feel of any of the Symantec Tools or the Symantec Security Connection Site without Symantec’s prior written consent. Digital River agrees its license to provide access and to host certain Symantec Tools is expressly conditioned upon full compliance with the restrictions and obligations set forth in this Agreement. Digital River shall not provide the use of the Symantec Tools and the related Symantec Security Information to any third party, other than regular access to Customers, except as expressly permitted herein. Digital River agrees to host and if requested pursuant to the processes outline in the Agreement, which involves either an SOW or either Initiation Form attached as Exhibits L and M to the Agreement, create customized, co-branded Symantec Security Connection sites or other featured tool Sites for Symantec Partners, in accordance with the terms of Section 3(b)(xii)(a). Digital River acknowledges that all right, title and interest in the Symantec Security Information, the various Symantec Tools, as part of the Symantec Security Connection and separately on the Storefront, and the Symantec Security Connection itself belong solely to Symantec and its licensors, if any, and that the rights granted hereunder do not transfer any such rights whatsoever to Digital River, other than the license grant rights set forth herein. All the same obligations set forth in the Agreement that relate to protection and indemnity concerning Symantec’s intellectual property shall apply equally to the Symantec Tools and various Sites.

3. Exhibit E “PAYMENT OPTIONS” is hereby amended to include Diner’s Club credit cards as a method of payment. As a result, Section 1 of Exhibit E is amended to read, in its entirety, as follows:

1.	Credit Card. Digital River shall have a system for payments to be made by Visa, MasterCard, Diner’s Club, and/or American Express (AMEX) credit cards at a minimum.

4. New Shipping Tables. The Parties agree that the tables attached hereto as Exhibit O shall replace in its entirety the Exhibit O currently attached to the Agreement, as referenced in Sections 3(i)(i)(1.4) and 3(i)(iii) of the Agreement. The prices reflected in Exhibit O are guaranteed thru December 31, 2004.

5. All other provisions of the Agreement, except as modified by this Amendment Two, shall remain in full force and effect and are hereby reaffirmed.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

6. This Amendment Two shall become effective only after it has been signed by Digital River and Symantec.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER
Signature:	Signature:
Printed Name:	Printed Name:
Title:	Title:
Date:	Date:

SYMANTEC LIMITED
Signature:
Printed Name:
Title:
Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4

EXHIBIT O

SYMANTEC 2004 SHIPPING AND HANDLING TABLE

UPS GROUND
Weight LB	DOMESTIC
1	$7.20
2	$7.65
3	$7.95
4	$8.25
5	$8.50
6	$8.95
7	$9.95
8	$10.45
9	$10.75
10	$10.95
15	$12.25
20	$13.95
25	$15.75
30	$20.45
50	$24.95
70	$28.95
90	$53.95
110	$63.95
130	$72.95
150	$81.95

Purolator (Canada Only
Weight LB	PRICE
1	$14.95
2	$15.45
3	$15.95
4	$17.95
5	$18.95
6	$21.95
7	$22.95
8	$23.95
9	$24.95
10	$25.95
15	$36.95
20	$40.95
25	$41.95
30	$42.95
50	$92.95
70	$132.95
90	$165.95
110	$199.95
130	$232.95
150	$267.95

USPS PRIORITY MAIL
Weight LB	Lower 48 States	A & H
1	$6.95	$6.95
2	$7.95	$7.95
3	$9.95	$9.95
4	$11.75	$11.75
5	$11.95	$11.95
6	$15.45	$17.95
7	$16.45	$19.95
8	$16.95	$21.95
9	$17.45	$22.45
10	$19.95	$22.95
15	$26.95	$36.95
20	$33.95	$46.95
25	$40.95	$49.95
30	$42.95	$52.95
50	$76.95	$109.95
70	$103.95	$150.95
90	$134.95	$195.95
110	$162.95	$237.95
130	$189.95	$279.95
150	$219.95	$322.95

FEDEX
Weight LB	Domestic	A & H	Canada	S. America	Europe	Middle East	Japan & Asia	Africa	Mexico	Caribbean	Puerto Rico	AUST -NZ
1	$13.95	$19.85	$19.95	$26.95	$30.95	$35.95	$25.95	$45.95	$19.45	$19.45	$19.45	$25.95

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5

FEDEX
Weight LB	Domestic	A & H	Canada	S. America	Europe	Middle East	Japan & Asia	Africa	Mexico	Caribbean	Puerto Rico	AUST -NZ
2	$14.95	$21.45	$20.95	$31.95	$34.95	$43.95	$26.95	$52.95	$22.95	$22.95	$22.95	$26.95
3	$16.95	$22.85	$22.95	$36.95	$38.95	$49.95	$30.95	$58.95	$26.45	$26.45	$26.45	$29.95
4	$17.95	$25.45	$24.95	$42.95	$43.95	$54.95	$32.50	$69.95	$29.95	$29.95	$29.95	$33.95
5	$18.95	$25.95	$25.95	$46.95	$45.95	$60.95	$36.95	$70.95	$33.45	$33.45	$33.45	$34.95
6	$20.45	$29.95	$27.95	$58.95	$46.95	$62.95	$43.95	$82.95	$36.95	$36.95	$36.95	$41.95
7	$21.95	$30.45	$28.45	$59.95	$47.95	$66.95	$45.95	$88.95	$40.45	$40.45	$40.45	$42.95
8	$22.95	$30.95	$28.95	$60.95	$50.45	$70.95	$47.95	$89.95	$43.95	$43.95	$43.95	$44.95
9	$24.45	$31.45	$29.45	$61.45	$54.95	$74.95	$50.45	$90.95	$47.45	$47.45	$47.45	$45.45
10	$25.95	$31.95	$29.95	$61.95	$56.95	$78.95	$50.95	$91.95	$47.95	$49.45	$43.95	$45.95
15	$30.95	$46.95	$43.95	$120.95	$65.95	$82.95	$62.95	$140.95	$60.45	$61.45	$54.45	$80.95
20	$34.95	$48.95	$46.95	$123.95	$89.95	$136.95	$93.95	$170.95	$83.45	$83.45	$61.95	$87.95
25	$38.95	$50.95	$47.95	$124.95	$90.95	$154.95	$98.45	$172.95	$86.95	$86.95	$68.45	$88.45
30	$43.55	$51.95	$48.95	$125.95	$92.95	$174.95	$98.95	$174.95	$88.95	$88.95	$74.95	$88.95
50	$61.95	$103.95	$117.95	$365.95	$192.95	$240.95	$184.95	$378.45	$129.45	$199.45	$107.95	$241.95
70	$81.95	$143.95	$141.95	$468.95	$252.45	$319.95	$241.95	$488.95	$155.95	$258.95	$149.95	$319.95
90	$106.25	$186.95	$164.95	$556.95	$311.95	$398.45	$298.95	$603.95	$176.95	$313.45	$192.95	$398.95
110	$127.45	$228.95	$193.95	$632.95	$375.45	$476.95	$359.95	$725.45	$204.95	$372.95	$235.95	$476.95
130	$149.95	$268.95	$228.95	$714.95	$441.95	$555.95	$423.95	$854.95	$240.95	$437.95	$277.45	$555.95
150	$172.95	$308.95	$263.45	$799.95	$506.45	$635.45	$484.95	$983.95	$276.95	$502.95	$319.95	$635.95

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6

AMENDMENT THREE
TO THE
AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

     This Third Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Three”) is made as of the Amendment Three Effective Date, as defined in Section 1 below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. The parties have agreed to amend the Agreement as of the Amendment Three Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

“Amendment Three Effective Date” shall mean March ___, 2004.

2. Section 3(b)(xii)(a)(iv) is hereby amended as follows:

“Digital River shall utilize a number of resources across the organization to provide the Dedicated Team and the resources identified include the following identified professionals:

*
*
*
*

3. All other provisions of the Agreement, except as modified by this Amendment Three, shall remain in full force and effect and are hereby reaffirmed.

4. This Amendment Three shall become effective only after it has been signed by Digital River and has been accepted by Symantec at its principal place of business, and its effective date shall be the date on which it is signed by Symantec.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

AMENDMENT FOUR
TO THE
AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

     This Fourth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Four”) is made as of the Amendment Four Effective Date, as defined in Section 1 below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. The parties have agreed to amend the Agreement as of the Amendment Four Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. Notwithstanding the Effective Date, as defined below: (a) the pricing set forth below in Paragraph 3, as it relates to Consumer Symantec Product, will be effective as of April 1, 2004; (b) the pricing set forth below in Paragraph 3, as it relates to Enterprise Symantec Product, will be effective as of July 1, 2004; and (c) the pricing set forth below, as amended, in Paragraph 5, will be effective as of April 1, 2004.

3. Section 11(c) is hereby amended as follows:

c. Payments by Digital River to Symantec.

               (i) Symantec Pricing to Digital River. From time to time, Symantec shall provide Digital River with price lists setting forth the undiscounted prices from Symantec to Digital River for the Symantec Products (“List Price(s)”). The current price lists for the Symantec Products as of the Amended Date is set forth as Exhibit A to this Agreement. Symantec’s Revenue Accounting department and E-commerce Marketing team will maintain and update the Symantec Products in terms of both product lines offered, their SKUs listing and any pricing changes, and forward this updated list to Digital River for the purpose of calculating the price adjustment for the actual final price that Digital River pays to Symantec, in accordance with the Partner Efficiency Sharing Model, as indicated below. Unless otherwise noted and provided as separate lists in Exhibit A, the List Price and the ERPs are the same.

     * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               The revised Partner Efficiency Sharing Model below will not apply to any sales from the “Call Center,” “Symantec Consumer Security Services,” “iStore,” and “Double-Byte” Stores – the Partner Efficiency Sharing Model in effect immediately prior to the Amendment Four Effective Date will continue to apply to such sales.

               The actual final price that Digital River pays Symantec for each Symantec Product shall be based upon the Partner Efficiency Sharing Model set forth below, which is determined based upon the volume of sales made by Digital River. The below Partner Efficiency Sharing Model, except as noted in the immediately preceding paragraph, applies worldwide (to all geographic regions), and will apply to all Symantec Consumer Product sales effective April 4, 2004 and to all Symantec Enterprise Product sales effective July 1, 2004 (the “New Sharing Model Effective Dates”). Starting from the New Sharing Model Effective Dates, the calculation for the first two monthly remittances from Digital River to Symantec of each quarter will be based upon the previous established rate of * percent (*%). At the end of each quarter, the Parties will agree on an estimated “Revenue @ ERP” for the upcoming quarter, which shall be no less than the prior quarter’s actual “Revenue @ ERP”. After the conclusion of each quarter, a true up against the actual “Revenue @ ERP shall be performed per the schedule set forth below. The amount due for consumer Symantec Products will be determined as follows: (i) the actual total dollar value of the consumer Symantec Products sold for the quarter (which amount shall be derived from the “penetration report” generated by Digital River) (the “Net Discounted Sales”) will be multiplied by four (4) to annualize the amount, then (ii) locate that total amount in the column “Revenue @ ERP” on the Partner Efficiency Sharing Model below and (iii) find the applicable* indicated at such level of “Revenue @ ERP” in the Partner Efficiency Sharing Model. The applicable percentage discount will be applied to the Net Discounted Sales for such consumer Symantec Products to determine the discount to the List Price that Digital River shall pay Symantec for the Symantec Products. The Parties agree to communicate the actual amount due to Symantec on the fourth day of the next quarter.

               A finalized activity report will be sent to Symantec on the tenth (10th) of each month. Digital River shall pay Symantec the amount due by no later than the twentieth (20th) of each month. There are no other annual catch up adjustments or rebates based upon other quarterly activity that will be applied in determining the final price that Digital River shall pay Symantec for the Symantec Products. Subject to the foregoing requirement, Symantec reserves the right to from time to time increase or decrease its List Prices to Digital River and the ERPs for the Symantec Products, which changes shall be effected by Symantec’s delivery to Digital River of an updated price list. The Partner Efficiency Sharing Model will be revisited by the Parties and may be adjusted by a mutually signed amendment.

4. The “Partner Efficiency Sharing Model” in the Agreement, Section 11(c), is hereby deleted in its entirety and replaced with the following Partner Efficiency Sharing Model:

Partner Efficiency Sharing Model

*	*%
*
*	*%

5. The following provision, which is the fourth provision from the end of Section 3(b)(xii)(a)(iv), and which was added to the Agreement pursuant to Amendment One, is hereby amended as follows:

     * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Each Dedicated Team Member shall be available at a special discounted Consulting Rate of * Dollars ($*) per hour for a specific number of hours each month. The number of hours available at the special discounted Consulting Rate is calculated * in that same month, Symantec shall pay the regular Consulting Rate per hour for the services of that Dedicated Team Member.

5. All other provisions of the Agreement, except as modified by this Amendment Four, shall remain in full force and effect and are hereby reaffirmed.

6. This Amendment Four shall become effective only after it has been signed by Digital River and has been accepted by Symantec at its principal place of business, and its effective date shall be the date on which it is signed by Symantec.

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

     * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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AMENDMENT FIVE
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Fifth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Five”) is made as of the Amendment Five Effective Date, as defined in Section 1 below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. The parties have agreed to amend the Agreement as of the Amendment Five Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement. The Amendment Five Effective Date is September 15, 2004; provided that the Effective Date of Section 11(g) (as added below) will be June 8, 2004.

2. Section 11(g) “Returned Products” is hereby amended to include the following at the beginning of the section:

Symantec’s return policy, which may be revised in Symantec’s sole discretion, is that Symantec will provide a full refund, which includes a refund of taxes, shipping and handling, for any product refund. As a result, Digital River will include such taxes, shipping and handling, if applicable, in its refunds for product returns and Symantec will credit Digital River: (a) the exact amounts verified as paid for the Symantec Product(s) as well as the associated shipping and handling in question; (b) for all confirmed authentic Symantec Product(s); (c) which Symantec Product(s) was verified as purchased on the store. Symantec’s policy regarding Symantec Product returned more than sixty (60) days from its purchase is attached hereto and made a part of the Agreement as Exhibit W. Digital River will invoice Symantec separately, on a quarterly basis, for the shipping and handling referenced above.

3. Section 7 “Digital River’s Trademarks, Trade Names, and Copyrights,” is hereby amended to include the following language at the end of the section:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Notwithstanding anything to the contrary in Section 5(b), Digital River authorizes Symantec to use Digital River’s trademarks and logos on certain Symantec Sub-sites in various jurisdictions in order to notify Symantec’s customers that Digital River hosts certain Symantec Sub-sites, and that Digital River provides e-commerce services to Symantec. Digital River will include the following language on the Taiwan, Hong Kong (in traditional Chinese), Korean, APAC (in English) Sub-sites and other sub-sites as required as directed by Symantec:

Welcome to Authorized Symantec Store! This website and e-commerce services are provided by Digital River, a Symantec Authorized E-Commerce Reseller. In this website, you can purchase world leading “Norton” brand products to protect your computer.

The above-referenced language will be placed in the navigation bar on the left side. Symantec may change any aspect of the above-referenced language (content, location, appearance, or other) in its sole discretion. Digital River will not alter the above-referenced language in any manner without prior written permission from Symantec.

4. All other provisions of the Agreement, except as modified by this Amendment Five, shall remain in full force and effect and are hereby reaffirmed.

5. This Amendment Five shall become effective only after it has been signed by Digital River and has been accepted by Symantec at its principal place of business.

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

 2

Exhibit W

Symantec Policy:
Refunds Requested More than Sixty Days from Purchase

1.	Refunds Requested More than Sixty Days from Purchase.

a.	Policy. Symantec’s policy is to refuse refunds when a refund is requested more than sixty (60) days from purchase. Nonetheless, Symantec understands that exceptions should be considered in some circumstances. Digital River must always initially deny refund requests that are made after sixty (60) days of purchase; however, in the event of customer escalation, exceptions can be made for the following reasons:

i.	Processing error by Digital River;

ii.	Faxed LOD “not received” by Digital River;

iii.	Duplicate order with Digital River (Purchases made with other resellers do not qualify);

iv.	Other Symantec Support Partner Recovery Case involving a Digital River order.

b.	Other Exceptions. Other exceptions will be considered upon request, as necessary. Requests must be communicated to the Digital River Symantec Account Liaison, who will request further approvals from Symantec’s Global Online Sales Customer Support Manager.

c.	Refunds Requested More than Ninety Days from Purchase. Refunds requested more than ninety (90) days from purchase are not to be processed without prior approvals from Symantec’s Global Online Sales Customer Support Manager.

2.	SMB/License/Maintenance/Appliance Refund Requests.

a.	Policy. Symantec’s policy is to refuse refunds when a refund is requested returned more than sixty (60) days from purchase. Nonetheless, Symantec understands that exceptions should be considered in some circumstances. Digital River must always initially deny SMB/License/Maintenance/Appliance refund requests that are made after sixty (60) days of purchase; however, in the event of customer escalation, exceptions can be made for the following reasons:

i.	Processing error by Digital River, including customer not being told during phone order that the order is non-refundable;

ii.	Customer ordered wrong product, and wishes to get refund and reorder the correct product;

iii.	Duplicate order with Digital River (Purchases made with other resellers do not qualify);

iv.	Other Symantec Support Partner Recovery Case involving a Digital River order.

3.	Installation Hard/Soft Count Reset Requests. Digital River is to approve and process all Hard/Soft Count Reset requests made by customers until further instruction from Symantec. Digital River Agents are to notify the Digital River Symantec Account Liaison with customer information if an account is suspect to abuse – more than three (3) reset requests will be considered by DR as suspected abuse. The Digital River Symantec Account Liaison will provide suspected abuse cases and reset statistics to Symantec’s Global Online Sales Customer Support Manager.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

 3

AMENDMENT SIX
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Sixth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Six”) is made as of the Amendment Six Effective Date, as defined in Section 1 below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. Symantec and Digital River desire that certain Sites as contemplated under the Agreement be implemented and or hosted on the element 5 Platform (as defined below), under the terms and conditions of the Agreement. The parties have agreed to amend the Agreement as of the Amendment Six Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. The Agreement is hereby amended to incorporate the following defined terms, as well as their definitions, from Statement of Work #1 by and between Symantec and Digital River: (a) “Digital River Core Technology;” (b) “EE System;” (c) “The Digital River Application;” and (d) “Atlantic (e-Commerce) Platform.” The Agreement is also hereby amended to include the following defined term: “Virus Alert Tool,” which means a Symantec created proprietary alert that provides Users with real time information on current Internet security threats.

3. Section 3 “Obligations of Digital River” is hereby amended to include the following at the end of the section:

The technologies and platforms used by Digital River to perform its obligations under this Agreement, including but not limited to the Digital River Core Technology, EE System, The Digital River Application, and the Atlantic (e-Commerce) Platform, may include, as necessary, in all respects, those technologies and platforms obtained by Digital River through its acquisition of element 5, Inc., (the “element 5 Platform”) and the use of all such previous

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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element 5 technologies and/or platforms by Symantec will be governed by this Agreement. Notwithstanding the foregoing, the parties agree that Symantec’s use of the element 5 Platform will be limited solely to Symantec providing the Symantec Virus Alert Tool to certain of its customers and/or partners. Digital River acknowledges and agrees that any content provided through the Symantec Virus Alert Tool (the “VAT Content”) via the element 5 Platform must be digitally signed prior to the provision of such VAT Content to any Symantec customers and/or partners. It is Symantec’s responsibility to ensure that all VAT Content is digitally signed by Symantec prior to its being sent to Digital River. If Digital River receives VAT Content that is not digitally signed, then it will return such content to Symantec and inform Symantec that it was not digitally signed.

4. Exhibit F, section 1 (a) of the Agreement is hereby amended to read as follows:

a.	Minimum Up Time. Digital River shall eliminate any Downtime (as defined in Section 1(b) of this Exhibit) or intermittent order processing issues within its control, and shall provide a minimum of:

i. * Up Time each month on the Atlantic (e-Commerce) Platform.
ii. * Up Time each month on the element 5 Platform.

These Up Times include scheduled routine maintenance each month for all server-based services.

SOLEY WITH REGARD TO THE ELEMENT 5 PLATFORM, EXCEPT AS SET FORTH ABOVE IN SECTION 1(A) OF THIS EXHIBIT F, DIGITAL RIVER MAKES NO WARRANTIES OR REPRESENTATIONS AS TO PERFORMANCE OF THE ELEMENT 5 PLATFORM OR AS TO SERVICE TO SYMANTEC OR ANY OTHER PERSON. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

Digital River and Symantec acknowledge and agree that the above disclaimer will only remain in effect for twelve (12) months following the Amendment Six Effective Date. Nothing herein will be deemed a disclaimer of the applicability of the security requirements in Exhibit H to the Agreement (the “Security Requirements”); provided that the Security Requirements will not apply to Symantec’s limited use of the element 5 Platform as described above.

5. Exhibit F, section 1 (c) of the Agreement is hereby amended to read as follows:

Payments by Digital River for Failure to Maintain Minimum Up Time. In any month in which Digital River fails to maintain Up Time of * on the Atlantic Platform or * on the element 5 Platform, then Digital River shall pay to Symantec an amount as liquidated damages (and not as a penalty) equal to the average amount remitted to Symantec for net sales during the same time periods (i.e., day of the week, time of the day, duration of outage) in the four weeks prior to the Downtime.

6. Symantec and Digital River acknowledge and reaffirm that the hosting and implementation of any additional Sites on the element 5 Platform shall be subject to and shall follow any procedures set forth in the Agreement with respect to Site Initiation, including but not limited to Section 3(b)(xii) and Exhibit

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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M.

7. All other provisions of the Agreement, except as modified by this Amendment Six, shall remain in full force and effect and are hereby reaffirmed.

8. This Amendment Six is considered effective as of December 1, 2004 (the “Amendment Six Effective Date”).

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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AMENDMENT SEVEN
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Seventh Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Seven”) is made as of the Amendment Seven Effective Date, as defined below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

B. Symantec and Digital River mutually desire that Digital River perform additional obligations as described in, and in accordance with, this Amendment.

C. Digital River has entered into one or more agreements with certain companies (including by way of example, but not limitation, Google and Overture) (collectively the “Providers”); that provide keyword search based advertising (the “Paid Search Services”) and

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. Section 3 “Obligations of Digital River” is hereby amended to include the following at the end of the section:

     Placement of Advertising with Providers

a.	General. Digital River has entered into agreements the Providers, pursuant to which Digital River will purchase the Paid Search Services. Digital River will use the Paid Search Services to promote the distribution of Consumer Symantec Products, in return for which Symantec will pay Digital River the Management Fee, as defined below in Section “b,” “Payments.” Symantec acknowledges and agrees that the Providers are authorized to make use of any and all materials provided by Symantec for such purposes, or by Digital River at Symantec’s written request, in connection with the Paid Search Services. Symantec will have reasonable operational control of the Paid Search Services, and Digital River will provide such services to Symantec at Symantec’s direction.

b.	Paid Search Campaigns. “Paid Search Campaign,” or “Campaign,” means a discrete marketing effort focused on a specific market segment with the goal of increasing sales of Consumer Symantec

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Products from that segment. The following parameters will apply to each Campaign on a per Campaign basis (each individually a “Campaign Parameter” and collectively the “Campaign Parameters”). Symantec must provide its written approval, if applicable, of a Campaign Parameter for each separate Campaign prior to the commencement of that Campaign. For the avoidance of doubt, the approval of a Campaign Parameter for one Campaign does not translate to approval for that Campaign Parameter for any subsequent Campaigns. The Campaign Parameters are as follows:

i.	Keyword Bid Pricing: Digital River may make changes to keyword bid pricing without Symantec’s prior approval.

ii.	Landing Pages: Digital River will create, and Symantec will pre-approve in writing, several landing pages. Digital River will be free to select from among the pre-approved landing pages in their sole discretion.

iii.	Keywords: Symantec will pre-approve, in writing, a list of keywords per campaign, and Digital River will be free to select from among that list, in their sole discretion.

iv.	Search Engines: Symantec will pre-approve, in writing, a list of search engines, and Digital River will be free to select from among that list in their sole discretion.

v.	Advertising Copy: Symantec will pre-approve, in writing, several different sets of advertising copy, and Digital River will be free to select from among those sets in their sole discretion.

vi.	Landing Page URLs: Symantec has registered all necessary URLs for the landing pages associated with the Paid Search Services, and Digital River may select which specific URL to utilize.

vii.	Paid Search Campaign Commencement and Completion Dates: Symantec and Digital River will mutually agree, in writing, on a Campaign calendar for the next calendar month, which calendar will include the commencement and completion dates for each Campaign scheduled for that month.

To clarify: other that as expressly set forth above, Symantec must approve, in writing, any and all customer-facing efforts or materials of any kind prior to their implementation.

c.	Payments. As payment for the Paid Search Services, Symantec shall pay Digital River a management fee in an amount equal to * of the Net Revenue for all purchases of Consumer Symantec Products – and not for any purchases of third party product sold together with the Consumer Symantec Product as a bundle – through the Storefront, which purchases are directly traceable to end users who click through to the Storefront as a direct result of the Paid Search Services, and not as a result of any other web site or method (the “Management Fee”). Symantec will pay the Management Fee to Digital River in addition to the margin paid by Symantec to Digital River pursuant to the Partner Efficiency Model in the Agreement. Symantec’s paying of the Management Fee to Digital River, including Digital River’s reporting and true-up obligations, will be identical to the manner – which is fully described in the Agreement – in which Symantec pays Digital River amounts due Digital River under the Partner Efficiency Model. For the avoidance of doubt, other than the Management Fee, and the margin paid according to the Partner Efficiency Model, Symantec will * as a result of its use of the Paid Search Services.

d.	Territory. The Territory for the Paid Search Services will be worldwide.

e.	Reporting. Digital River will make reports regarding the Paid Search Services available to Symantec on a weekly and monthly basis (the “Paid Search Reports”). The Paid Search Reports will contain: (i) costs; (ii) sales revenue; (iii) return on investment; and (iv) percentage of the global spend. The Paid Search Reports will be broken down by the following regions: (i) North America, which will be further broken down into the United States and Canada; (ii) EMEA, which will be further broken down into the UK, France, Germany, Italy, the Netherlands, and Switzerland; (iii) Other EMEA; APAC; (iv) Japan; and (v) Latin America.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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f.	Termination. Either party may, by providing the other party with prior thirty (30) days written notice of termination, terminate the Paid Search Services. Any such termination shall not affect the parties’ rights and obligations with respect to the Paid Search Services used prior to such termination.

3. All other provisions of the Agreement, except as modified by this Amendment Seven, shall remain in full force and effect and are hereby reaffirmed.

4. This Amendment Seven is effective February 26, 2005 (the “Amendment Seven Effective Date”).

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

AMENDMENT EIGHT
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Ninth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Eight”) is made as of the Amendment Eight Effective Date, as defined below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to End Users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

B. The parties have agreed to amend the Agreement as of the Amendment Eight Effective Date per the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. Exhibit E “PAYMENT OPTIONS” is hereby amended to include both PayPal and End User purchase Orders as a method of payment. As a result, Section 3 of Exhibit E is amended to read, in its entirety, as follows:

     3. Other Payment Options.

a.	Subject to the provisions of this Subsection, Digital River shall establish and maintain a payment system to be provided by PayPal, Inc., or its affiliates (“PayPal”). The terms and conditions of any agreement between Digital River and PayPal shall be as may be agreed upon by Digital River in its sole discretion. Subject to Section 3(e) below, any terms and conditions in the Agreement regarding Digital River’s provision of Credit Cards and/or Direct Debit Cards will also apply to Digital River’s provision of a PayPal payment system.

b.	Digital River shall use commercially reasonable efforts to establish and maintain a payment system consisting of End User purchase orders which shall contain such terms and conditions as are satisfactory to Digital River in its sole discretion and which are processed in a manner that is satisfactory to Digital River in its sole discretion; provided

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1

that neither such terms and conditions nor such process affect, in any fashion, Digital River’s obligation to pay Symantec the amounts due under the Agreement.

c.	Subject to the provisions of this Subsection, Digital River shall establish and maintain a payment system to be provided by Western Union, or its affiliates (“Western Union”). The terms and conditions of any agreement between Digital River and Western Union shall be as may be agreed upon by Digital River in its sole discretion. Subject to Section 3(e) below, any terms and conditions in the Agreement regarding Digital River’s provision of Credit Cards and/or Direct Debit Cards will also apply to Digital River’s provision of a Western Union payment system.

d.	The Parties agree that in the future, subject to adding the appropriate details by a mutually signed amendment, Digital River shall have a system for online banking purchases as an option for payment by End Users, along with other new concepts in payment options.

e.	If, through its provision of the PayPal or Western Union payment systems, DR becomes aware of a commercially reasonable basis for terminating such payment systems – such as, for example, offering such payment systems is no longer technically feasible, or PayPal or Western Union increase the rates to DR for its use of such payment systems – then DR will provide Symantec with thirty (30) days written notice of its intention to terminate the affected payment system. Such notice will include a description, in reasonable detail, of the commercially reasonable basis for DR’s proposed termination. If Symantec and DR cannot mutually agree on how to address this commercially reasonable basis for termination within thirty (30) days of Symantec’s receipt of such notice, then DR will be free to terminate the affected payment system.

f.	For the avoidance of doubt, nothing in subparagraph (e) shall prohibit DR from terminating its PayPal contract or Western Union payment contract based upon a material breach of the applicable underlying contract with DR by (as applicable) PayPal or Western Union. Moreover, DR shall have no liability if, through no breach by DR, either PayPal or Western Union cancels its contract with DR or otherwise ceases to provide services to DR. In the event of such occurrence, DR shall give prompt notice to Symantec of the facts and circumstances related to the applicable service interruption.

3. All other provisions of the Agreement, except as modified by this Amendment Eight, shall remain in full force and effect and are hereby reaffirmed.

4. This Amendment Eight shall become effective only after it has been signed by Digital River and has been accepted by Symantec at its principal place of business (the “Amendment Eight Effective Date”).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Eight on the date specified below.

SYMANTEC CORPORATION	DIGITAL RIVER

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

AMENDMENT NINE
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Ninth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Nine”) is made as of the Amendment Nine Effective Date, as defined in below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. Symantec and Digital River have agreed to amend the Agreement as of the Amendment Nine Effective Date per the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. Exhibit O of the Agreement is hereby amended to replace the UPS Shipping Charges solely for items weighing one (1), two (2), three (3), four (4) or five (5) pounds with those UPS Shipping Charges attached hereto as Exhibit O-1.

3. All other provisions of the Agreement, except as modified by this Amendment Nine, shall remain in full force and effect and are hereby reaffirmed. The terms and conditions set forth in the Agreement, which are not specifically modified by this Amendment Nine, remain in full force and effect. The failure of either party to enforce at any time or for any period of time any provision of the Agreement or the Amendment Nine shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce such provision. In the event of any conflict between the meaning of the terms and conditions of the Agreement and this Amendment Nine, the terms and conditions set forth in Amendment Nine shall govern.

4. This Amendment Nine shall become effective only after it has been signed by Digital River and has been accepted by Symantec at its principal place of business (the “Amendment Nine Effective Date”).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment on the date specified below.

SYMANTEC CORPORATION

Signature:

Printed Name:

Title:

Date:

SYMANTEC LIMITED

Signature:

Printed Name:

Title:

Date:

DIGITAL RIVER, INC.

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

EXHIBIT O-1

		USPS PRIORITY		USPS PRIORITY	Alaska &
UPS Ground	Lower 48	MAIL	Lower 48	MAIL	Hawaii
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$7.65	1	$6.95	1	$6.95
2	$8.25	2	$7.95	2	$8.45
3	$8.85	3	$9.95	3	$11.25
4	$9.10	4	$11.75	4	$13.10
5	$9.35	5	$11.95	5	$14.95

					Alaska &
Purolator (Canada Only)		UPS 2nd Day	Lower 48	UPS 2nd Day	Hawaii
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$16.10	1	$12.45	1	$17.65
2	$16.50	2	$13.50	2	$19.20
3	$18.50	3	$14.70	3	$20.65
4	$20.50	4	$15.95	4	$22.10
5	$22.50	5	$17.30	5	$23.85

	Puerto				Alaska &
UPS 2nd Day	Rico	UPS OVERNIGHT	Lower 48	UPS OVERNIGHT	Hawaii
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$17.95	1	$15.10	1	$23.20
2	$19.55	2	$16.10	2	$25.45
3	$21.00	3	$18.05	3	$27.60
4	$22.55	4	$18.95	4	$29.70
5	$24.35	5	$19.95	5	$31.65

UPS		UPS		UPS
INTERNATIONAL	CANADA	INTERNATIONAL	S. AMERICA	INTERNATIONAL	EUROPE
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$21.95	1	32.95	1	$33.95
2	$22.95	2	33.95	2	$36.35
3	$23.65	3	37.45	3	$38.95
4	$23.65	4	38.95	4	$39.95
5	$23.65	5	39.95	5	$40.95

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

UPS	MIDDLE	UPS	JAPAN &	UPS
INTERNATIONAL	EAST	INTERNATIONAL	ASIA	INTERNATIONAL	AFRICA
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$37.45	1	$30.50	1	$47.95
2	$39.45	2	$30.95	2	$57.95
3	$42.95	3	$31.45	3	$64.95
4	$44.95	4	$32.50	4	$72.45
5	$46.95	5	$36.95	5	$81.95

UPS		UPS		UPS	PUERTO
INTERNATIONAL	MEXICO	INTERNATIONAL	CARIBBEAN	INTERNATIONAL	RICO
	New 2005		New 2005		New 2005
Weight LB	Rate	Weight LB	Rate	Weight LB	Rate
1	$24.95	1	$32.95	1	$26.95
2	$26.95	2	$33.45	2	$28.95
3	$29.95	3	$33.95	3	$31.95
4	$30.95	4	$34.95	4	$32.95
5	$31.95	5	$37.45	5	$33.95

UPS
INTERNATIONAL	AUST - NZ
New 2005
Weight LB	Rate
1	$32.95
2	$33.25
3	$33.45
4	$33.95
5	$34.95

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4

AMENDMENT TEN
TO THE AMENDED AND RESTATED
AUTHORIZED SYMANTEC ELECTRONIC RESELLER
FOR SHOP SYMANTEC AGREEMENT

This Tenth Amendment to The Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Amendment Ten”) is made as of the Amendment Ten Effective Date, as defined below, and shall serve to amend the Amended and Authorized Symantec Electronic Reseller for Shop Symantec Agreement, with an Amended Date of July 1, 2003, by and between Symantec Corporation, Symantec Limited and Digital River, Inc. (the “Agreement”).

RECITALS

     A. Symantec and Digital River are parties to the Agreement, which provides, among other things, for Digital River to resell Symantec Products to end users through Symantec’s Storefront, in accordance with the terms and conditions set forth in the Agreement.

     B. Symantec and Digital River desire that Symantec use the Fireclick Technology (as defined below), pursuant to the terms and conditions of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, Symantec and Digital River agree as follows:

1. Capitalized terms used herein and not otherwise defined below shall have the meanings set forth in the Agreement.

2. Section 3 “Obligations of Digital River” is hereby amended to include the following at the end of the section:

The technologies and platforms used by Digital River to perform its obligations under this Agreement, including but not limited to the Digital River Core Technology, EE System, The Digital River Application, the Pacific (e-commerce) platform, and the Atlantic (e-Commerce) Platform, may include, as necessary, in all respects, those technologies, methodologies, development or other tools, platforms or other intellectual property, written or otherwise, obtained by Digital River through its acquisition of Fireclick, Inc., (the “Fireclick Technology”) and the use of the Fireclick Technology by Symantec will be governed by this Agreement. The Fireclick Technology will be considered Digital River Information, as defined in the Agreement. Digital River hereby authorizes Symantec to use the Fireclick Technology in a manner consistent with the purposes of the Agreement. The Fireclick Technology includes the Fireclick warehouse module hosted application, as such is described in Exhibit A to this Amendment Ten (the “Warehouse Module”). As part of its use of the Warehouse Module, Symantec is allowed to have unlimited users, unlimited phone and email support, and unlimited training via online webinars, *.

Reporting regarding Symantec’s use of the Fireclick Technology will be available for Symantec to view via the online reporting tool referenced in Section 9(b)(i) of the Agreement (the “Digital River Command Console” or “DRCC”), or any later subsequent evolution, or replacement, of the DRCC, which will be provided by Digital River to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1

Symantec, * for the Term of the Agreement. Symantec may use the Fireclick Technology not only on the Storefront, but also, in Symantec’s sole discretion, on Symantec’s Nitro (Renewal Center) web site, and all Symantec corporate web sites, including both Metro Symantec.com sites, as well as non-Metro Symantec.com sites.

In the event of a Transfer of the Digital River Fireclick subsidiary, which means the business operations and Fireclick Technology acquired by Digital River through its acquisition of Fireclick, Inc. (the “Fireclick Sub”), to a third party, Digital River will use commercially reasonable efforts to give Symantec sixty (60) days written notice of the entry of a letter of intent or equivalent document referencing an intent to make such a Transfer. Notwithstanding the foregoing, Digital River will not be obligated to provide Symantec with more notice that it can provide given the restrictions inherent in such a Transfer, including, but not limited to, confidentiality obligations and the adherence to applicable laws. “Transfer” means a transfer of Control to a third party, with “Control” meaning an ownership interest of fifty percent (50%) or more. Spinning off the Fireclick Sub to create a standalone entity is not considered a Transfer. If Digital River Transfers the Fireclick Sub, neither Digital River nor the entity acquiring the Fireclick Sub will be obligated to continue providing Symantec access to the Fireclick Technology.

If Symantec’s use of the Fireclick Technology is terminated for any reason, Digital River will: (a) within thirty days, at Symantec’s direction, remove any tagging or coding on any Symantec Site included by Digital River in connection with the Fireclick Technology; and (b) within thirty days, at Symantec’s direction, remove Symantec from any features or databases relating to the Fireclick Technology.

3. Exhibits. The Agreement is hereby amended to include a new Exhibit X, “URL Structure Requirements,” as attached hereto.

4. All other provisions of the Agreement, except as modified by this Amendment Ten, shall remain in full force and effect and are hereby reaffirmed.

5. This Amendment Ten is considered effective on the last date for the Symantec signature lines set forth below on this page (the “Amendment Ten Effective Date”) provided that it has been signed by Digital River and has been accepted by Symantec at its principal place of business.

IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment on the date specified below.

SYMANTEC CORPORATION

Signature:

Printed Name:

Title:

Date:

SYMANTEC LIMITED

Signature:

DIGITAL RIVER

Signature:

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

Printed Name:

Title:

Date:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

Exhibit A to Amendment Ten

The Fireclick Warehouse Suite includes four components and XML feed technology (the Basic Suite does not include the Excel Reporter or XML):

The Fireclick Reporter For Microsoft Excel:

 4

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

 5

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

 6

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

The Fireclick Web Console:

 7

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Marketing and Pathing

Fireclick
A DIGITAL RIVER COMPANY

	Basic	Analytics	Commerce	Warehouse
Geographic Tracking				
Countries			✔	✔
World Cities			✔	✔
World Regions			✔	✔
United States Regions			✔	✔
United States Metro Areas			✔	✔
United States Region Penetration			✔	✔
United States Metro Penetration			✔	✔
Access Patterns				
Referring Domains	✔	✔	✔	✔
Top Search Engines	✔	✔	✔	✔
Top IP Addresses	✔	✔	✔	✔
Top Search Queries	✔	✔	✔	✔
Internal Search Query Detail	✔	✔	✔	✔
Entry Pages	✔	✔	✔	✔
Exit Pages	✔	✔	✔	✔
Search Engine Pivoting				
All Queries By Keyword		✔	✔	✔
All Queries By Engine		✔	✔	✔
Paid Queries By Keyword		✔	✔	✔
Paid Queries By Engine		✔	✔	✔
Natura Queriesl By Keyword		✔	✔	✔
Natural Queries By Engine		✔	✔	✔
Marketing Campaigns — **Metrics:** Sessions, Orders, Revenue, Conversion Rate, Cost, Return-On-Investment, Email Impressions, Email Click-Through Rate				
Real-Time Campaign Data		✔	✔	✔
All Campaigns Manager		✔	✔	✔
Paid Keyword Campaigns		✔	✔	✔
Internal Search Effectiveness Detail	✔	✔	✔	✔
Email Campaigns		✔	✔	✔
Affiliate Management		✔	✔	✔
Customizable Reports		✔	✔	✔
Browsing Patterns				
Drag-N-Drop Path Analysis	✔	✔	✔	✔
Popular Pages	✔	✔	✔	✔
Session Length	✔	✔	✔	✔
Session Duration	✔	✔	✔	✔
First-Time Users		✔	✔	✔
Returning Users Detail		✔	✔	✔
Visit Frequency		✔	✔	✔
Sequence Analysis		✔	✔	✔
Top Ads Clicked		✔	✔	✔
Top Media Viewed		✔	✔	✔
Top Downloads		✔	✔	✔

 8

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

The Fireclick Benchmarking Index:

Fireclick Index Industry Reporting Capabilities

* Index may be further segmented into specific industries

Traffic Volumes	Past 7 Days	Past 30 Days	Past 3 Mo	Past 12 Mo
Page Views	✔	✔	✔	✔
Sessions	✔	✔	✔	✔
Daily Unique Visitors	✔	✔	✔	✔
Access Patterns	Past 7 Days	Past 30 Days	Past 3 Mo	Past 12 Mo
Referring Domains	✔	✔	✔	✔
Search Engines	✔	✔	✔	✔
Ecommerce Analysis	Past 7 Days	Past 30 Days	Past 3 Mo	Past 12 Mo
Revenues	✔	✔	✔	✔
Orders	✔	✔	✔	✔
Order Size	✔	✔	✔	✔
Global Conversion Rate	✔	✔	✔	✔
1st Time Visitor Conversions	✔	✔	✔	✔
Returning Visitor Conversions	✔	✔	✔	✔
Shopping Cart Abandonment	✔	✔	✔	✔
Marketing Campaigns	Past 7 Days	Past 30 Days	Past 3 Mo	Past 12 Mo
Global Revenues	✔	✔	✔	✔
Global Orders	✔	✔	✔	✔
Global Conversion Rate	✔	✔	✔	✔
Global Dollars Per Session	✔	✔	✔	✔
Keyword Revenues	✔	✔	✔	✔
Keyword Orders	✔	✔	✔	✔
Keyword Conversion Rate	✔	✔	✔	✔
Keyword Dollars Per Session	✔	✔	✔	✔
Email Revenues	✔	✔	✔	✔
Email Orders	✔	✔	✔	✔
Email Conversion Rate	✔	✔	✔	✔
Email Dollars Per Session	✔	✔	✔	✔
Affiliate Revenues	✔	✔	✔	✔
Affiliate Orders	✔	✔	✔	✔
Affiliate Conversion Rate	✔	✔	✔	✔
Affiliate Dollars Per Session	✔	✔	✔	✔
User Experience	Past 7 Days	Past 30 Days	Past 3 Mo	Past 12 Mo
Display Time	✔	✔	✔	✔
Read Time	✔	✔	✔	✔
Session Length	✔	✔	✔	✔
Session Duration	✔	✔	✔	✔
Connection Speed	✔	✔	✔	✔

 9

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

The Fireclick Site Explorer For Internet Explorer:

Fireclick Site Explorer Browser Plug-In

*** Commerce & Warehouse provide real-time and historic time ranges**

Business Update	Real-Time	Weekly Variance	Custom Date Range
Page Views	✔	✔	✔
Sessions	✔	✔	✔
Orders	✔	✔	✔
Revenue	✔	✔	✔
Cart Abandonment Rate	✔	✔	✔
Conversion Rates	✔	✔	✔
Cart Abandonment Rate	✔	✔	✔
Daily Unique Visitors	✔	✔	✔
Real-Time Marketing	Real-Time	Weekly Variance	Custom Date Range
Global Site Sessions	✔	✔	✔
Global Site Page Views	✔	✔	✔
Total Marketing Sessions	✔	✔	✔
Total Marketing Campaign Orders	✔	✔	✔
Total Marketing Campaign Revenue	✔	✔	✔
Total Marketing Campaign Conversions	✔	✔	✔
Keyword Marketing Sessions	✔	✔	✔
Keyword Marketing Orders	✔	✔	✔
Keyword Marketing Revenue	✔	✔	✔
Keyword Marketing Conversion Rate	✔	✔	✔
Email Marketing Sessions	✔	✔	✔
Email Marketing Orders	✔	✔	✔
Email Marketing Revenue	✔	✔	✔
Email Marketing Conversion Rate	✔	✔	✔
Affiliate Marketing Sessions	✔	✔	✔
Affiliate Marketing Orders	✔	✔	✔
Affiliate Marketing Revenue	✔	✔	✔
Affiliate Marketing Conversion Rate	✔	✔	✔

Top Lists	Top Three
Top Countries	✔
Top US Regions	✔
Top US Region Market Penetration	✔
Top US Metro Areas	✔
Top US Metro Area Market Penetration	✔
Top Referring Domains	✔
Top Search Queries	✔
Top Internal Search Queries	✔
Top Viewed Products	✔
Top Removed Products	✔
Top Abandoned Products	✔
Top Selling Products	✔

Link Popularity
Ranked Link List
Superimposed Stats
Incoming Links

Page Details
Access Count
Overall Display Time
Read Time
Exit Rate
Section
Popularity Ranking
Cookies / Scripts
Images

 10

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit X to the Agreement
URL Structure Requirements

1.	In order for Symantec to effectively use the Fireclick Technology, as well as certain search engine optimization services, it is necessary for Symantec URLs to follow the below requirements. As a result, Digital River will ensure that all Symantec URLS meet the below requirements.

2.	Examples of Symantec STORE URLs that are unacceptable:

*

*

3.	Examples of STORE URLs, outside of Symantec, that are acceptable:

http://www.macromedia.com/cfusion/store/index.cfm?store=OLS-US

http://www.macromedia.com/cfusion/store/index.cfm?store=OLS- US#view=ols_prod&loc=en_us&store=OLS- US&category=/Software/Development/StandAlones/Captivate&distributionMethod=FULL

4.	Examples of Symantec CORP URLs that are acceptable:

http://www.symantec.com/small_business/products/detail/requirements.jsp?cat_id=1030&prod_id=6001

5.	As a general matter, after “.com” Symantec requires consistent and clean variables. The below are provided solely as examples – and do not cover all possible variables that Symantec does not want included in its URL structures. If in doubt regarding whether or not a particular variable is acceptable, Digital River will confirm with either of the Primary Contacts listed in Exhibit X prior to the inclusion of such a variable.

Sat 1 Sat 2 V2 Ec_Main_Entry SP=10007 V5=31033611 &S1= &S2= &S3= &S4= &S5= &V2= &V3= &V4= &DSP= 0&CUR=840 &PGRP=0 &CACHE_ID=0

 11

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.